EXHIBIT 10.1
EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT
This Second Amendment to Credit Agreement (this “Amendment”) is made and entered into effective as of March 5, 2020, by and among HMS INCOME FUND, INC., a Maryland corporation (“Borrower”), TIAA, FSB, as successor in interest to certain assets of Everbank Commercial Finance, Inc., as Administrative Agent (“Administrative Agent”), the Lenders party hereto, HMS EQUITY HOLDING, LLC, a Delaware limited liability company (“Holding”), HMS EQUITY HOLDING II, INC., a Delaware corporation (“Holding II”), HMS CALIFORNIA HOLDINGS GP LLC, a Delaware limited liability company (“California Holding GP”) and HMS CALIFORNIA HOLDINGS LP, a Delaware limited partnership (“California Holding LP”; and together with Holding, Holding II, and California Holding GP, collectively, “Guarantors” and each, a “Guarantor”).
RECITALS
WHEREAS, Borrower, Capital One, National Association, as original Administrative Agent (the “Original Agent”) and the Lenders party thereto entered into that certain Senior Secured Revolving Credit Agreement dated as of March 11, 2014 (as supplemented by that certain Joinder and Reaffirmation Agreement dated as of April 15, 2014 (the “Joinder Agreement”), executed by Holding for the benefit of Administrative Agent on behalf of the Lenders, as amended by that certain First Amendment to Loan Documents dated as of May 30, 2014 (the “2014 First Amendment”), that certain Second Amendment to Credit Agreement dated as of September 22, 2014, that certain Third Amendment to Credit Agreement dated as of May 13, 2015, and that certain Fourth Amendment to Credit Agreement dated as of May 29, 2015, as supplemented by that certain Assignment, Assumption, Joinder and Amendment Agreement dated as of March 6, 2017 (the “First Assignment and Assumption Agreement”), and as amended and restated by that certain Amended and Restated Senior Secured Revolving Credit Agreement dated as of March 6, 2017, by and among Borrower, the Guarantors party thereto, Administrative Agent and the Lenders party thereto, as amended by that certain First Amendment to Credit Agreement dated as of October 19, 2017, as supplemented by that certain Assignment, Assumption, Joinder and Amendment Agreement dated as of December 21, 2018 (the “Second Assignment and Assumption Agreement”) and as further amended, modified, restated, supplemented, renewed or extended from time to time, the “Credit Agreement”);
WHEREAS, in connection with the Credit Agreement, (a) Borrower and the other grantors party thereto entered into that certain Amended and Restated General Security Agreement dated as of March 11, 2014 in favor of Administrative Agent for itself and for the benefit of the Lenders (as supplemented by the Joinder Agreement, as amended by the 2014 First Amendment, as amended and supplemented by the First Assignment and Assumption Agreement, the Second Assignment and Assumption Agreement and as further amended, modified, restated, supplemented, renewed or extended from time to time, the “Security Agreement”); and (b) Borrower and the pledgors party thereto entered into that certain Amended and Restated Equity Pledge Agreement dated as of March 11, 2014 in favor of Administrative Agent for itself and for the benefit of the Lenders (as supplemented by the Joinder Agreement, as amended by the 2014 First Amendment, as amended and supplemented by the First Assignment and Assumption Agreement, the Second Assignment and Assumption Agreement and as further amended, modified, restated, supplemented, renewed or extended from time to time, the “Pledge Agreement”); and
WHEREAS, Borrower has requested that the Lenders and the Administrative Agent amend certain provisions to the Credit Agreement, and said parties are willing to do so subject to the terms and conditions set forth herein, provided that Borrower and Guarantors ratify and confirm all of their respective obligations under the Credit Agreement and each other Loan Document to which each is a party;

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EXECUTION VERSION

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, Borrower, each Guarantor, the Lenders party hereto and the Administrative Agent agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.
2.    Amendments to the Credit Agreement. As of the date of this Amendment, the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Credit Agreement attached as Appendix A hereto.
3.    Increase in Commitments.
(a)    Commitment Increase and Notice. By its execution hereof, Borrower hereby requests (i) an increase in the aggregate Revolver Commitments by the amount of $10,000,000 (from $120,000,000 to $130,000,000) (the “Revolver Increase”), to be effectuated by a $10,000,000 increase in the Revolver Commitment of TIAA, FSB (the “Increasing Lender”) and (ii) that the Commitment Increase Date be the date hereof.
(b)    Consent of Administrative Agent. By its execution hereof, Administrative Agent consents to (i) the increase in the aggregate Revolver Commitments by the amount of $10,000,000, (ii) the new allocations of the Revolver Commitment as set forth on Schedule B to this Amendment, which Schedule B replaces the Schedule B to the Credit Agreement as of the date of this Amendment and (iii) the establishment of the date hereof as the Commitment Increase Date.
4.    Acknowledgments of Administrative Agent and Lenders Regarding Commitment Increase. By their execution hereof, each of the Administrative Agent and each Existing Lender party hereto acknowledges and agrees that:
(a)    Section 3(a) of this Amendment shall be deemed to be a requested Commitment Increase from Borrower with respect to the increase in the aggregate Revolver Commitments by the Increasing Lenders as shown on Schedule B;
(b)    the Commitment Increase Date shall be the date hereof; and
(c)    each Lender waives any rights of such Lender under Section 2.14 of the Credit Agreement to any prior notice of the increase in the aggregate Revolver Commitment, or to participate in the increase in the aggregate Revolver Commitment, in each case, effectuated pursuant this Amendment, except to the extent specifically set forth herein.
5.    Conditions to Effectiveness. This Amendment shall be effective upon satisfaction of each of the following conditions:
(a)    the Administrative Agent (or its counsel) shall have received from each of the Administrative Agent, the Borrower, the Guarantors, and the Lenders, either (a) a counterpart of this Amendment signed on behalf of such party or (b) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;

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(b)    the Administrative Agent shall have received all amounts due and owing, including (i) all reasonable, documented, out-of-pocket costs and expenses incurred by Administrative Agent in the preparation, due diligence and documentation of this Amendment (inclusive of reasonable attorneys’ fees and expenses of external legal counsel) and (ii) payment of all other fees and reimbursement or payment of all legal fees and other expenses required to be reimbursed or paid by Borrower, in each case, to the extent that invoices have been provided to Borrower;
(c)    the Administrative Agent shall have received, for the benefit of the Increasing Lender, an executed Note in the amount of the Lender’s Revolver Commitment following the effectiveness of this Amendment;
(d)    The Administrative Agent shall have received, for the benefit of the Lenders, an Extension Fee, in the aggregate amount of $409,000, equal to the product of each Lender’s Revolver Commitment times a percentage equal to (i) zero and thirty-five hundredths of one percent (0.35%) if such Lender’s Revolver Commitment equals or is greater than $25,000,000, (ii) zero and twenty-seven hundredths percent (0.27%) if such Lender’s Revolver Commitment is equal to or greater than $15,000,000 but less than $25,000,000, or (iii) zero and seventeen hundredths percent (0.17%) if such Lender’s Revolver Commitment is less than $15,000,000, and calculated as provided in Schedule 1 to this Amendment;
(e)    the Administrative Agent shall have received resolutions of the board of directors (or other governing body) of Borrower and each Guarantor certified by the Secretary (or other custodian of records) of Borrower and each such Guarantor which authorize the execution, delivery, and performance by Borrower and each such Guarantor of this Amendment;
(f)    the Administrative Agent shall have received a certificate of the Chief Financial Officer or another Responsible Officer, required pursuant to Section 2.14(d)(i)(D) of the Credit Agreement; and
(g)    the Administrative Agent shall have received all documents and other items that it may reasonably request relating to any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent.
6.    Representations, Warranties and Agreements. Each of the Borrower and each Guarantor represents, warrants and agrees as follows:
(a)    it is duly authorized and empowered to execute, deliver and perform this Amendment and all other instruments referred to or mentioned herein to which it is a party; all action on its part requisite for the due execution, delivery and the performance of this Amendment has been duly and effectively taken;
(b)    after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Documents to which it is a party executed in connection herewith or therewith are true in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representation or warranty was made as of a specific date, in which case such representation or warranty was true in all material respects when made;

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(c)    after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default; and
(d)    when duly executed and delivered, each of this Amendment, the Credit Agreement and any other Loan Documents to which it is a party executed in connection herewith or therewith will be legal and binding obligations of it, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and by equitable principles of general application.
7.    Continuing Effect of the Credit Agreement. This Amendment shall not constitute a waiver of any provision not expressly referred to herein and shall not be construed as a consent to any action on the part of Borrower or Guarantors that would require a waiver or consent of the Lenders or an amendment or modification to any term of the Loan Documents except as expressly stated herein. Except as expressly modified hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect.
8.    Ratification. Borrower and each Guarantor hereby confirm and ratify the Credit Agreement, the Collateral Documents and each of the other Loan Documents to which it is a party, as amended hereby, and acknowledge and agree that the same shall continue in full force and effect, as amended hereby and by any prior amendments thereto. Nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor is Borrower or any other Guarantor released from any covenant, warranty or obligation created by or contained herein or therein.
9.    Counterparts. This Amendment may be executed by all parties hereto in any number of separate counterparts each of which may be delivered in original, electronic or facsimile form and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
10.    References. The words “hereby,” “herein,” “hereinabove,” “hereinafter,” “hereinbelow,” “hereof,” “hereunder” and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular article, section or provision of this Amendment. References in this Amendment to an article or section number are to such articles or sections of this Amendment unless otherwise specified.
11.    Headings Descriptive. The headings of the several sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.
12.    Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of New York, without regard to such state’s conflict of laws rules which would have the effect of applying the laws of any other jurisdiction.
13.    Final Agreement of the Parties. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[Signature Pages Follow]

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EXECUTION VERSION

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers to be effective as of the day and year first above written.

BORROWER:

HMS INCOME FUND, INC., a Maryland corporation
By: /s/ Jeffrey S. Folkerts Name: Jeffrey S. Folkerts Title: Chief Accounting Officer and Treasurer

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GUARANTORS:

HMS EQUITY HOLDING, LLC, a Delaware limited liability company By: HMS INCOME FUND, INC., a Maryland corporation, its Managing Member
By: /s/ Jeffrey S. Folkerts Name: Jeffrey S. Folkerts Title: Chief Accounting Officer and Treasurer

HMS EQUITY HOLDING II, INC., a Delaware corporation
By: /s/ Jeffrey S. Folkerts Name: Jeffrey S. Folkerts Title: Chief Accounting Officer and Treasurer

HMS CALIFORNIA HOLDINGS GP LLC, a Delaware limited liability company By: /s/ Jeffrey S. Folkerts Name: Jeffrey S. Folkerts Title: Chief Accounting Officer and Treasurer

HMS CALIFORNIA HOLDINGS LP, a Delaware limited partnership
By: /s/ Jeffrey S. Folkerts Name: Jeffrey S. Folkerts Title: Chief Accounting Officer and Treasurer

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ADMINISTRATIVE AGENT AND LENDER:

TIAA, FSB
By: /s/ Martin O'Brien Name: Martin O'Brien Title: Director

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LENDER:

VERITEX COMMUNITY BANK
By: /s/ Chad Bowser Name: Chad Bowser Title: EVP

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LENDER:

CUSTOMERS BANK
By: /s/ Lyle P. Cunningham Name: Lyle P. Cunningham Title: Executive Vice President

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LENDER:

TRUSTMARK NATIONAL BANK
By: /s/ Jeff Deutsch Name: Jeff Deutsch Title: Senior Vice President

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LENDER:

HANCOCK WHITNEY BANK
By: /s/ Nathaniel Ellis Name: Nathaniel Ellis Title: Senior Vice President

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SCHEDULE 1
EXTENSION FEE

Lender	Current Commitment	Upsize	Total Commitment	Extension Fee %	Extension Fee
TIAA	$50,000,000	$10,000,000	$60,000,000	0.35%	$210,000
Green Bank	$20,000,000	$0	$20,000,000	0.27%	$54,000
Customers Bank	$25,000,000	$0	$25,000,000	0.35%	$87,500
Trustmark	$15,000,000	$0	$15,000,000	0.27%	$40,500
Hancock Whitney Bank	$10,000,000	$0	$10,000,000	0.17%	$17,000
Total	$120,000,000	$10,000,000	$130,000,000		$409,000

[Schedule 1]

EXHIBIT 10.1
EXECUTION VERSION

APPENDIX A
AMENDED CREDIT AGREEMENT

AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT
dated as of March 11, 2014 and
amended and restated as of March 6, 2017
among
HMS INCOME FUND, INC.,
as Borrower,
HMS EQUITY HOLDING, LLC and HMS EQUITY HOLDING II, INC.
as Guarantors,
The Lenders Listed Herein,
as Lenders,
~~EVERBANK COMMERCIAL FINANCE, INC.,~~
TIAA, FSB,
as Administrative Agent,
and
~~EVERBANK COMMERCIAL FINANCE, INC.,~~
TIAA, FSB,
as Sole Lead Arranger and Sole Bookrunner

[Appendix A]

EXHIBIT 10.1

TABLE OF CONTENTS

ARTICLE I
DEFINITIONS

SECTION 1.01.	Definitions. 2

SECTION 1.02.	Accounting Terms and Determinations. ~~42~~44

SECTION 1.03.	Use of Defined Terms. ~~42~~44

SECTION 1.04.	Terms Generally. ~~42~~44
ARTICLE II
THE CREDIT

SECTION 2.01.	Commitments to Make Advances. ~~42~~45

SECTION 2.02.	Method of Borrowing Advances. ~~44~~46

SECTION 2.03.	Continuation and Conversion Elections. ~~45~~47

SECTION 2.04.	Notes. ~~45~~47

SECTION 2.05.	Maturity of Advances. ~~45~~48

SECTION 2.06.	Interest Rates. ~~46~~48

SECTION 2.07.	Fees. ~~47~~49

SECTION 2.08.	Optional Termination or Reduction of Commitments. ~~47~~49

SECTION 2.09.	Termination of Commitments. ~~48~~50

SECTION 2.10.	Optional Prepayments. ~~48~~50

SECTION 2.11.	Mandatory Prepayments. ~~48~~50

SECTION 2.12.	General Provisions as to Payments. ~~50~~52

SECTION 2.13.	Computation of Interest and Fees. ~~54~~56

SECTION 2.14.	Increase in Commitments. ~~54~~56

SECTION 2.15.	Extension Options. ~~57~~59

SECTION 2.16.	Lender Consent. ~~57~~59

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ARTICLE III
CONDITIONS TO BORROWINGS

SECTION 3.01.	Conditions to Restatement and First Borrowing. ~~57~~59

SECTION 3.02.	Conditions to All Borrowings. ~~59~~62
ARTICLE IV
REPRESENTATIONS AND WARRANTIES

SECTION 4.01.	Existence and Power. ~~60~~63

SECTION 4.02.	Organizational and Governmental Authorization; No Contravention. ~~61~~63

SECTION 4.03.	Binding Effect. ~~61~~63

SECTION 4.04.	Financial Information. ~~61~~63

SECTION 4.05.	Litigation. ~~61~~63

SECTION 4.06.	Compliance with ERISA. ~~61~~64

SECTION 4.07.	Payment of Taxes. ~~62~~64

SECTION 4.08.	Subsidiaries. ~~62~~64

SECTION 4.09.	Investment Company Act, Etc. ~~62~~64

SECTION 4.10.	All Consents Required. ~~62~~64

SECTION 4.11.	Ownership of Property; Liens. ~~62~~65

SECTION 4.12.	No Default. ~~63~~65

SECTION 4.13.	Full Disclosure. ~~63~~65

SECTION 4.14.	Environmental Matters. ~~63~~65

SECTION 4.15.	Compliance with Laws. ~~63~~65

SECTION 4.16.	Capital Securities. ~~63~~65

SECTION 4.17.	Margin Stock. ~~63~~66

SECTION 4.18.	Insolvency. ~~64~~66

SECTION 4.19.	Collateral Documents. ~~64~~66

SECTION 4.20.	Labor Matters. ~~64~~66

SECTION 4.21.	Patents, Trademarks, Etc. ~~64~~66

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SECTION 4.22.	Insurance. ~~64~~67

SECTION 4.23.	Anti-Terrorism Laws. ~~65~~67

SECTION 4.24.	Ownership Structure. ~~65~~67

SECTION 4.25.	Reports Accurate; Disclosure. ~~65~~67

SECTION 4.26.	Location of Offices. ~~66~~68

SECTION 4.27.	Affiliate Transactions. ~~66~~68

SECTION 4.28.	Broker’s Fees. ~~66~~68

SECTION 4.29.	Survival of Representations and Warranties, Etc. ~~66~~68

SECTION 4.30.	Loans and Investments. ~~66~~68

SECTION 4.31.	No Default or Event of Default. ~~66~~68

SECTION 4.32.	USA Patriot Act; OFAC. ~~66~~69

SECTION 4.33.	Material Contracts. ~~67~~69

SECTION 4.34.	Collateral-Mortgage Property. ~~67~~69

SECTION 4.35.	Mortgaged Properties. ~~67~~69

SECTION 4.36.	Common Enterprise. ~~67~~69

SECTION 4.37.	Investment Policies. ~~68~~70

SECTION 4.38.	Eligibility of Portfolio Investments. ~~68~~70

SECTION 4.39.	Portfolio Investments. ~~68~~70

SECTION 4.40.	Selection Procedures. ~~68~~70

SECTION 4.41.	Coverage Requirement. ~~68~~70

SECTION 4.42.	Foreign Corrupt Practices. ~~68~~70

SECTION 4.43.	Structured Subsidiaries. ~~68~~71

SECTION 4.44.	Volcker Rule ~~69~~. The Advances do not constitute an “ownership interest” in the Borrower for purposes of the Volcker Rule. 71
ARTICLE V
COVENANTS

SECTION 5.01.	Information. ~~69~~71

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SECTION 5.02.	Inspection of Property, Books and Records. ~~71~~73

SECTION 5.03.	Maintenance of RIC Status and Business Development Company. ~~72~~74

SECTION 5.04.	Minimum Liquidity. ~~72~~74

SECTION 5.05.	Capital Expenditures. ~~72~~74

SECTION 5.06.	Sale/Leasebacks. ~~72~~74

SECTION 5.07.	Minimum Consolidated Tangible Net Worth. ~~72~~74

SECTION 5.08.	Acquisitions. ~~72~~74

SECTION 5.09.	Interest Coverage Ratio. ~~72~~74

SECTION 5.10.	Asset Coverage Ratio. ~~72~~75

SECTION 5.11.	Loans or Advances. ~~72~~75

SECTION 5.12.	Restricted Payments. ~~73~~75

SECTION 5.13.	Investments. ~~73~~75

SECTION 5.14.	Negative Pledge. ~~74~~76

SECTION 5.15.	Maintenance of Existence, etc. ~~75~~77

SECTION 5.16.	Dissolution. ~~75~~77

SECTION 5.17.	Consolidations, Mergers and Sales of Assets. ~~75~~77

SECTION 5.18.	Use of Proceeds. ~~76~~78

SECTION 5.19.	Compliance with Laws; Payment of Taxes. ~~76~~78

SECTION 5.20.	Insurance. ~~76~~79

SECTION 5.21.	Change in Fiscal Year. ~~77~~79

SECTION 5.22.	Maintenance of Property. ~~77~~79

SECTION 5.23.	Environmental Notices. ~~77~~79

SECTION 5.24.	Environmental Matters. ~~77~~79

SECTION 5.25.	Environmental Release. ~~77~~79

SECTION 5.26.	Depository Accounts. ~~77~~79

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SECTION 5.27.	Transactions with Affiliates. ~~77~~79

SECTION 5.28.	Joinder of Subsidiaries. ~~77~~80

SECTION 5.29.	No Restrictive Agreement. ~~79~~81

SECTION 5.30.	Partnerships and Joint Ventures. ~~79~~81

SECTION 5.31.	Additional Debt. ~~79~~81

SECTION 5.32.	Post-closing Termination of Accounts. ~~79~~82

SECTION 5.33.	Modifications of Organizational Documents. ~~80~~82

SECTION 5.34.	ERISA Exemptions. ~~80~~82

SECTION 5.35.	Hedge Transactions. ~~80~~82

SECTION 5.36.	Performance of Loan Documents. ~~80~~82

SECTION 5.37.	Operating Leases. ~~80~~82

SECTION 5.38.	[Intentionally omitted]. ~~80~~82

SECTION 5.39.	Compliance with Investment Policies and Investment Documents. ~~80~~83

SECTION 5.40.	Delivery of Collateral to Collateral Custodian. ~~81~~83

SECTION 5.41.	Custody Agreements. ~~81~~83

SECTION 5.42.	Adviser Information Reports. ~~81~~83

SECTION 5.43.	Notice of Adviser Events and Certain Breaches. ~~81~~83

SECTION 5.44.	Custodial Agreements. ~~82~~84

SECTION 5.45.	Amendments, Waivers, and Termination of the Advisory Agreement and Sub-Advisory Agreement. ~~82~~84

SECTION 5.46.	Anti-Hoarding of Assets at Structured Subsidiaries. ~~82~~84
ARTICLE VI
DEFAULTS

SECTION 6.01.	Events of Default. ~~82~~84

SECTION 6.02.	Notice of Default. ~~86~~88

SECTION 6.03.	[Intentionally omitted.] ~~86~~88

SECTION 6.04.	Allocation of Proceeds. ~~86~~88

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ARTICLE VII
THE ADMINISTRATIVE AGENT

SECTION 7.01.	Appointment and Authority. ~~87~~89

SECTION 7.02.	Rights as a Lender. ~~87~~89

SECTION 7.03.	Exculpatory Provisions. ~~87~~89

SECTION 7.04.	Reliance by Administrative Agent. ~~88~~90

SECTION 7.05.	Delegation of Duties. ~~88~~90

SECTION 7.06.	Resignation of Administrative Agent. ~~88~~90

SECTION 7.07.	Non-Reliance on Administrative Agent and Other Lenders. ~~89~~91

SECTION 7.08.	[Intentionally omitted.] ~~89~~91

SECTION 7.09.	Other Agents. ~~89~~91

SECTION 7.10.	Hedging Agreements, Cash Management Services and Bank Products. ~~89~~91
ARTICLE VIII
CHANGE IN CIRCUMSTANCES; COMPENSATION

SECTION 8.01.	~~Basis for Determining~~Changes Regarding Interest Rate ~~Inadequate or Unfair~~. ~~89~~91

SECTION 8.02.	Illegality. ~~90~~93

SECTION 8.03.	Increased Cost and Reduced Return. ~~90~~94

SECTION 8.04.	ABR Advances Substituted for Affected Euro-Dollar Advances. ~~91~~95

SECTION 8.05.	Compensation. ~~92~~95
ARTICLE IX
MISCELLANEOUS

SECTION 9.01.	Notices Generally. ~~92~~96

SECTION 9.02.	No Waivers. ~~94~~97

SECTION 9.03.	Expenses; Indemnity; Damage Waiver. ~~94~~97

SECTION 9.04.	Setoffs; Sharing of Set-Offs; Application of Payments. ~~95~~99

SECTION 9.05.	Amendments and Waivers. ~~96~~100

SECTION 9.06.	Margin Stock Collateral. ~~98~~101

SECTION 9.07.	Successors and Assigns. ~~98~~101

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SECTION 9.08.	Defaulting Lenders. ~~101~~104

SECTION 9.09.	Confidentiality. ~~102~~105

SECTION 9.10.	Representation by Lenders. ~~103~~106

SECTION 9.11.	Obligations Several. ~~103~~106

SECTION 9.12.	Survival of Certain Obligations. ~~103~~106

SECTION 9.13.	Governing Law. ~~103~~106

SECTION 9.14.	Severability. ~~103~~106

SECTION 9.15.	Interest. ~~103~~107

SECTION 9.16.	Interpretation. ~~103~~107

SECTION 9.17.	Counterparts; Integration; Effectiveness; Electronic Execution. ~~103~~107

SECTION 9.18.	Jurisdiction; Waiver of Venue; Service of Process; Waiver of Jury Trial. ~~104~~107

SECTION 9.19.	Independence of Covenants. ~~105~~108

SECTION 9.20.	Concerning Certificates. ~~105~~108

SECTION 9.21.	Renewal and Restatement. ~~105~~108
ARTICLE X
GUARANTY

SECTION 10.01.	Unconditional Guaranty. ~~105~~109

SECTION 10.02.	Obligations Absolute. ~~106~~109

SECTION 10.03.	Continuing Obligations; Reinstatement. ~~107~~111

SECTION 10.04.	Additional Security, Etc. ~~108~~111

SECTION 10.05.	Information Concerning the Borrower. ~~108~~111

SECTION 10.06.	Guarantors’ Subordination. ~~108~~112

SECTION 10.07.	Waivers. ~~108~~112

SECTION 10.08.	Enforcement. ~~109~~112

SECTION 10.09.	Miscellaneous. ~~109~~112

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Schedules:

Schedule A	-	Designation Notice
Schedule B		Revolver Commitment
Schedule 1.01	-	Mortgaged Properties
Schedule 4.8	-	Subsidiaries
Schedule 4.24	-	Subsidiaries and Affiliates
Schedule 4.30	-	Investments
Schedule 4.33	-	Contracts
Schedule 5.11	-	Loans and Advances
Schedule 5.14	-	Principal Amounts
Schedule 5.31	-	Debt
Schedule 5.37	-	Operating Leases

Exhibits:

Exhibit A	-	Form of Notice of Borrowing
Exhibit B-1	-	Form of Revolver Note
Exhibit B-2	-	Form of Swing Advance Note
Exhibit C	-	Form of Notice of Conversion
Exhibit D	-	Form of Borrowing Base Certification Report
Exhibit E	-	Form of Opinion of Borrower’s and Guarantors’ Counsel
Exhibit F	-	Form of Closing Certificate
Exhibit G	-	Form of Officer’s Certificate
Exhibit H	-	Form of Compliance Certificate
Exhibit I	-	Form of Joinder and Reaffirmation Agreement
Exhibit J	-	Form of General Security Agreement
Exhibit K	-	Form of Equity Pledge Agreement
Exhibit L	-	Form of Assignment and Assumption
Exhibits M-1 through M-4	-	Form of Tax Certificates

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AMENDED AND RESTATED
SENIOR SECURED REVOLVING CREDIT AGREEMENT
THIS AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT is dated as of March 11, 2014 (and amended and restated as of March 6, 2017, this “Agreement”) among HMS INCOME FUND, INC., a Maryland corporation as Borrower, HMS EQUITY HOLDING, LLC, as a Guarantor, HMS EQUITY HOLDING II, INC., as a Guarantor, the LENDERS listed on the signature pages hereof, as Lenders and TIAA, FSB, as successor in interest to certain assets of Everbank Commercial Finance, Inc.~~, a Delaware corporation (“EverBank~~ (“TIAA”), as Administrative Agent (the “Administrative Agent”), Sole Lead Arranger and Sole Bookrunner.
R E C I T A L S:
WHEREAS, the Borrower, Capital One, National Association, as Administrative Agent (the “Original Agent”) and certain Lenders are parties to that certain Credit Agreement dated as of May 24, 2012, whereby the lenders therein have extended credit to the Borrower, as amended by that certain First Amendment to Credit Agreement dated as of August 16, 2013 and as further amended by that certain Second Amendment to Credit Agreement dated as of November 19, 2013 (collectively, the “Original Agreements”);
WHEREAS, the Borrower, the Original Agent and certain Lenders are parties to that certain Senior Secured Revolving Credit Agreement dated as of March 11, 2014, (as supplemented by that certain Joinder and Reaffirmation Agreement dated as of April 15, 2014 (the “Joinder Agreement”) executed by HMS Equity Holding, LLC, a Delaware limited liability company) which amended, restated and otherwise superseded the Original Agreements, as amended by that certain First Amendment to Credit Agreement dated as of May 30, 2014 and as further amended by that certain Second Amendment to Credit Agreement dated as of September 22, 2014, that certain Third Amendment to Credit Agreement dated as of May 13, 2015 and that certain Fourth Amendment to Credit Agreement dated as of May 29, 2015 (collectively, the “Existing Credit Agreement”);
WHEREAS, the parties hereto desire to enter into this Agreement, which shall amend and restate and otherwise supersede the Existing Credit Agreement and provide that the Lenders may continue to extend credit to the Borrower as provided in this Agreement;
WHEREAS, the Borrower has requested that the Lenders provide revolver commitments pursuant to which loans will be made from time to time prior to the Termination Date (as defined below);
WHEREAS, the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to extend the revolver commitments and make loans to the Borrower; and
NOW THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
SECTION 1.01.    Definitions. The terms as defined in this Section 1.01 shall, for all purposes of this Agreement and any amendment hereto (except as otherwise expressly provided or unless the context otherwise requires), have the meanings set forth herein:

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“ABR” means the greatest of (i) the Prime Rate, (ii) the federal funds effective rate from time to time plus 0.5% and (iii) the ~~Adjusted~~ LIBO Rate for a one-month interest period on the applicable date plus 1.0%.
“ABR Borrowing” has the meaning set forth in the definition of “Borrowing”.
“ABR Advance” means, with respect to any Advance, such Advance when such Advance bears or is to bear interest at a rate based upon the ABR.
“Acquisition” means any transaction or series of related transactions (other than a Portfolio Investment) for the purpose of, or resulting in, directly or indirectly, (a) the acquisition by the Borrower or any Subsidiary of all or substantially all of the assets of a Person (other than a Subsidiary) or of any business or division of a Person (other than a Subsidiary), (b) the acquisition by the Borrower or any Subsidiary of more than 50% of any class of Voting Stock (or similar ownership interests) of any Person (provided that formation or organization of any Wholly Owned Subsidiary shall not constitute an “Acquisition” to the extent that the amount of the Investment in such entity is permitted under Sections 5.08 and 5.12), or (c) a merger, consolidation, amalgamation or other combination by the Borrower or any Subsidiary with another Person (other than a Subsidiary) if the Borrower or such Subsidiary is the surviving entity; provided that in any merger involving the Borrower, the Borrower must be the surviving entity.
“Adjusted Borrowing Base” means the Borrowing Base as set forth in the most recent Borrowing Base Certification Report minus the aggregate amount of Cash and Cash Equivalents included in such Borrowing Base.
~~“Adjusted LIBO Rate” applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upwards, if necessary, to the next higher 1/100th of 1%) by dividing (i) the applicable LIBO Rate for such Interest Period by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.~~
“Administrative Agent” means ~~EverBank~~TIAA, in its capacity as administrative agent for the Lenders, and its successors and permitted assigns in such capacity.
“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.
“Advance Rate” means, as to any Eligible Investment and subject to adjustment as provided in the definition of Borrowing Base, the following percentages with respect to such Eligible Investment:

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Portfolio Investment	Advance Rate
Cash and Cash Equivalents	100%
Eligible Quoted Senior Bank Loan Investments (with a Value of at least 85% of par value of such Investments)	80%
Eligible Quoted Senior Bank Loan Investments (with a Value of less than 85% and greater than 65% of par value of such Investments)	40%
Eligible Investment Grade Debt Securities (with a Value of at least 85% of par value of such Debt Securities)	80%
Eligible Investment Grade Debt Securities (with a Value of less than 85% and greater than 65% of par value of such Debt Securities)	40%
Eligible Core Portfolio Investments	70%
Eligible Unquoted Senior Bank Loan Investments and Eligible Non-Investment Grade Debt Securities	65%

“Advances” means collectively the Revolver Advances and the Swing Advances. “Advance” means any one of such Advances, as the context may require.
“Adviser” means HMS Adviser LP, a Texas limited partnership or any permitted assignee approved by the Administrative Agent pursuant to Section 5.45 hereof.
“Adviser Event” means the occurrence of any one or more of the following events: (a) any failure by the Adviser to make any payment, transfer or deposit required to be made by the Borrower into an account established and maintained by the Collateral Custodian in the name of the Borrower (and any sub-accounts related thereto) which is subject to a Custodial Agreement, which failure continues unremedied for a period of two Business Days; or (b) the occurrence of any of the events listed in Sections 9(b)(i)-9(b)(v) of the Advisory Agreement.
“Advisers Act” means the Investment Advisers Act of 1940, as amended from time to time.
“Adviser Termination Notice” has the meaning set forth in Section 5.43.
“Advisory Agreement” means the Investment Advisory and Administrative Services Agreement, executed by and between Borrower, or any successor-in-interest to the Borrower, and the Adviser, or any permitted assignee to such Adviser, and any and all amendments, supplements, modifications or replacements thereto as approved by the Administrative Agent pursuant to the terms of this Agreement.
“Affiliate” of any Person means (i) any other Person which directly, or indirectly through one or more intermediaries, controls such Person, (ii) any other Person which directly, or indirectly through one or more intermediaries, is controlled by or is under common control with such Person, or (iii) any other Person of which such Person owns, directly or indirectly, 10% or more of the common stock or equivalent

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equity interests. As used herein, the term “control” means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, the term “Affiliate” shall not include any Person that is an “Affiliate” solely by reason of the Borrower or any Subsidiary’s investment therein in connection with a Core Portfolio Investment in the ordinary course of business and consistent with the Investment Policies.
“Agent Parties” has the meaning set forth in Section 9.01(d).
“Agreement” means this Credit Agreement, together with all amendments and supplements hereto.
“Anti-Money Laundering Laws” means applicable laws or regulations in any jurisdiction in which the Borrower or any Loan Party is located or doing business that relates to money laundering, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto.
“Applicable Laws” means all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes, executive orders, and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.
“Applicable Margin” has the meaning set forth in Section 2.06(a).
“Applicable Percentage” means with respect to any Lender, the percentage of the total Revolver Commitments represented by such Lender’s Revolver Commitment. If the Revolver Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolver Commitments most recently in effect, giving effect to any assignments.
“Approved Dealer” means a broker-dealer acceptable to the Administrative Agent in its sole discretion. The Administrative Agent acknowledges and agrees that the following broker-dealers are acceptable as Approved Dealers: Credit Suisse Group AG, Bank of America, Wells Fargo & Company, Citigroup, Inc., Goldman Sachs & Co., Deutsche Bank AG, UBS AG, Toronto Dominion Bank, Jefferies Group, Inc., Macquarie Group, Ltd., Barclays PLC, Royal Bank of Scotland, Bank of New York, Royal Bank of Canada, JP Morgan Chase & Co. and Morgan Stanley.
“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
“Approved Pricing Service” means a pricing or quotation service acceptable to the Administrative Agent in its sole discretion. The Administrative Agent acknowledges and agrees that the following pricing and quotation services are acceptable as an Approved Pricing Service: (i) Markit; (ii) Loan Pricing Corporation (LPC); (iii) LoanX, Inc.; and (iv) IDC.
“Asset Coverage Ratio” means the ratio of Consolidated Tangible Net Worth plus aggregate Debt of the Borrower and its Consolidated Subsidiaries (“Consolidated Debt”) to outstanding Consolidated Debt.
“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 9.07),

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and accepted by the Administrative Agent, in substantially the form of Exhibit L or any other form approved by the Administrative Agent.
“Assignment of Mortgage” means, as to each Portfolio Investment secured by an interest in real property, one or more assignments, notices of transfer or equivalent instruments, each in recordable form and sufficient under the laws of the relevant jurisdiction to reflect the transfer of the related mortgage, deed of trust, security deed or similar security instrument and all other documents related to such Portfolio Investment and, to the extent requested by the Administrative Agent, to grant a perfected lien thereon by the Borrower in favor of the Administrative Agent on behalf of the Secured Parties, each such Assignment of Mortgage to be in form and substance acceptable to the Administrative Agent.
“Authority” has the meaning set forth in Section 8.02.
“Bailee Agreement” means an agreement in form and substance reasonably acceptable to the Administrative Agent and executed by a Person (other than an Obligor, a Loan Party or any of their respective Affiliates) that is in possession of any Collateral pursuant to which such Person acknowledges the Lien of the Administrative Agent for the benefit of the Secured Parties.
“Bank Products” means any: (a) Hedging Agreements; and (b) other services or facilities provided to any Loan Party by any Lender that provides the initial funding of any Revolver Commitment on the Restatement Date or any Additional Lender that provides the funding of a Revolver Commitment on any Commitment Increase Date (but not any assignee of any of the foregoing Lenders) or any of their respective Affiliates, in each case solely until such Person has assigned all of its interests under this Agreement (each, in such capacity, a “Bank Product Bank”) (but excluding Cash Management Services) with respect to (i) credit cards, (ii) purchase cards, (iii) merchant services constituting a line of credit, and (iv) leasing.
“Bankruptcy Code” means the United States Bankruptcy Reform Act of 1978 (11 U.S.C. §§101, et. seq.), as amended from time to time.
“Benchmark Replacement” means the sum of: (a) the alternate benchmark rate (which may include Term SOFR) that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to LIBO Rate for U.S. dollar-denominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement.
“Benchmark Replacement Adjustment” means, with respect to any replacement of LIBO Rate with an Unadjusted Benchmark Replacement for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBO Rate with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBO Rate with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time.
“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of

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“ABR,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement).
“Benchmark Replacement Date” means the earlier to occur of the following events with respect to LIBO Rate:
(1)    in the case of clause (1) or (2) of the definition of “Benchmark Transition Event”, the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of LIBO Rate permanently or indefinitely ceases to provide LIBO Rate; or
(2)    in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.
“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to LIBO Rate:
(1)    a public statement or publication of information by or on behalf of the administrator of LIBO Rate announcing that such administrator has ceased or will cease to provide LIBO Rate, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBO Rate;
(2)    a public statement or publication of information by the regulatory supervisor for the administrator of LIBO Rate, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for LIBO Rate, a resolution authority with jurisdiction over the administrator for LIBO Rate or a court or an entity with similar insolvency or resolution authority over the administrator for LIBO Rate, which states that the administrator of LIBO Rate has ceased or will cease to provide LIBO Rate permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBO Rate; or
(3)    a public statement or publication of information by the regulatory supervisor for the administrator of LIBO Rate announcing that LIBO Rate is no longer representative.
“Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by the Administrative Agent or the Required Lenders, as applicable, by notice to the Borrower, the Administrative Agent (in the case of such notice by the Required Lenders) and the Lenders.
“Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to LIBO Rate and solely to the extent that

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LIBO Rate has not been replaced with a Benchmark Replacement, the period (x) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced LIBO Rate for all purposes hereunder in accordance with Section 8.01(b) and (y) ending at the time that a Benchmark Replacement has replaced LIBO Rate for all purposes hereunder pursuant to Section 8.01(b).
“Borrower” means HMS Income Fund, Inc., a Maryland corporation (successor-by-merger to HMS Income LLC) and its successors and its permitted assigns.
“Borrowing” means a borrowing hereunder consisting of Revolver Advances made to the Borrower at the same time by all of the Lenders pursuant to Article II. “ABR Borrowing” means a Borrowing if such Advances are ABR Advances. “Euro-Dollar Borrowing” means a Borrowing if such Advances are Euro-Dollar Advances.
“Borrowing Base” means, based on the most recent Borrowing Base Certification Report which as of the date of a determination of the Borrowing Base has been received by the Administrative Agent, the lesser of (x) the sum of the applicable Advance Rates of the aggregate Value of each Eligible Investment identified in the definition of “Advance Rate” in this Section 1.01 (including Pre-Positioned Investments) and (y) the aggregate Values of each Eligible Investment, excluding Cash and Cash Equivalents, multiplied by the Maximum Portfolio Advance Rate, plus the Value of Cash and Cash Equivalents included in such Borrowing Base Certification Report; provided, however, that:
(a)     in no event shall more than 25% of the aggregate value of the Borrowing Base consist of Eligible Non-Investment Grade Debt Securities and Eligible Unquoted Senior Bank Loan Investments (in each case after giving effect to Advance Rates);
(b)    in no event shall more than 15% of the aggregate value of the Borrowing Base consist of debtor-in-possession Investments (in each case after giving effect to Advance Rates);
(c)    for purposes of calculating the Borrowing Base, no single Portfolio Investment (excluding Cash and Cash Equivalents) shall be included in the Borrowing Base at a Value in excess of 10% of the Borrowing Base (in each case after giving effect to Advance Rates);
(d)    all filings and other actions required to perfect the first-priority security interest of the Administrative Agent on behalf of the Secured Parties in the Portfolio Investments comprising the Borrowing Base have been made or taken (and any Portfolio Investment for which all perfection steps have not been completed, including without limitation notes, equities and securities perfected by possession that have not yet been delivered to the Collateral Custodian or a bailee that has delivered a valid, binding and effective Bailee Agreement to the Administrative Agent in accordance with Section 5.40, shall be excluded from the Borrowing Base until such collateral has been perfected);
(e)    in no event shall more than: (i) 20% of the aggregate value of the Borrowing Base consist of Eligible Investments (excluding Cash and Cash Equivalents) in the Largest Industry Classification Group, (ii) 15% of the aggregate value of the Borrowing Base consist of Eligible Investments (excluding Cash and Cash Equivalents) in the Second Largest Industry Classification Group, (iii) 12.5% of the aggregate value of the Borrowing Base consist of Eligible Investments (excluding Cash and Cash Equivalents) in any single Industry Classification Group (other than the Largest Industry Classification Group or the Second Largest Industry Classification Group), in each case, without duplication, after giving effect to Advance Rates, (iv) 5% of the aggregate value of the Borrowing Base consist of Eligible Investments (excluding Cash and Cash Equivalents) in the Industry Classification Group of “Energy: Oil & Gas” and (v) 5% of the aggregate value of the

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Borrowing Base consist of Eligible Investments (excluding Cash and Cash Equivalents) in the Industry Classification Group of “Metals & Mining”;
(f)    no more than 20% of the Borrowing Base shall consist of loans with Net Senior Leverage Ratio exceeding 6.25x;
(g)    if the Weighted Average Net Senior Leverage Ratio of loans in the collateral pool exceeds 5.0x (excluding, from this calculation, LTV Investments (other than those identified as LTV Investments pursuant to clause (xxxi) of the definition of “Eligible Core Portfolio Investment”, clause (xv) of the definition of “Eligible Debt Security” or clause (xxviii) of the definition of “Eligible Senior Bank Loan Investment”) and loans with negative EBITDA), then amounts of the most highly leveraged loans ~~(excluding, from this calculation, LTV Investments and loans with negative EBITDA)~~ will be excluded from the Borrowing Base until the ratio no longer exceeds 5.0x;
(h)    in no event shall more than 10% of the aggregate value of the Borrowing Base consist of (i) LTV Investments (for the avoidance of doubt, whether such LTV Investment has positive or negative EBITDA) plus (ii) loans (other than LTV Investments) with negative EBITDA (in ~~each~~the case of each of clauses (i) and (ii), after giving effect to Advance Rates); and
(i)    if the Weighted Average Yield Test of loans in the collateral pool is less than the sum of the LIBO Rate plus 3.75% per annum, then amounts of the loans with the lowest rate per annum of current cash interest will be excluded from the Borrowing Base until such test is equal to or exceeds the sum of the LIBO Rate plus 3.75% per annum.
“Borrowing Base Certification Report” means a report in the form attached hereto as Exhibit D, and otherwise reasonably satisfactory to the Administrative Agent, certified by the chief financial officer or other authorized officer of the Borrower regarding the Eligible Investments, and including or attaching a list of all Portfolio Investments included in the Borrowing Base and the most recent Value (and the source of determination of the Value) for each. Upon receipt by the Administrative Agent, a Borrowing Base Certification Report shall be subject to the Administrative Agent’s satisfactory review, acceptance or correction, in the exercise of its reasonable discretion.
“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the State of New York and, if such day relates to any Euro-Dollar Borrowing, means any Euro-Dollar Business Day.
“Capital Expenditures” means for any period the sum of all capital expenditures incurred during such period by the Borrower and its Consolidated Subsidiaries, as determined in accordance with GAAP; provided that in no event shall a Portfolio Investment be considered a Capital Expenditure.
“Capital One” means Capital One, National Association, and its successors.
“Capital Securities” means, with respect to any Person, any and all shares, interests (including membership interests and partnership interests), participations or other equivalents (however designated, whether voting or non-voting) of such Person’s capital (including any instruments convertible into equity), whether now outstanding or issued after the Closing Date.
“Cash” means money, currency or a credit balance in any demand or deposit account with a United States federal or state chartered commercial bank of recognized standing having capital and surplus in excess of $500 million, so long as such bank has not been a Defaulting Lender for more than three (3) business days after notice to Borrower, or its Subsidiary, as applicable, (which notice may be given by telephone or e-mail), which bank or its holding company has a short-term commercial paper rating of: (a) at

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least A-1 or the equivalent by Standard & Poor’s Rating Services or at least P-1 or the equivalent by Moody’s Investors Service, Inc., or (b) at least A-2 or the equivalent by Standard & Poor’s Rating Services or at least P-2 or the equivalent by Moody’s Investors Service, Inc. (or, in the case of a current Lender only, if not rated by Standard & Poor’s Rating Services or Moody’s Investor’s Service, Inc., such Lender is rated by another rating agency acceptable to the Administrative Agent and such Lender’s rating by such rating agency is not lower than its rating by such rating agency on the Restatement Date) and (i) all amounts and assets credited to such account are directly and fully guaranteed or insured by the United States of America or any agency thereof (provided that the full faith and credit of the United States is pledged in support thereof) or (ii) such bank is otherwise acceptable at all times and from time to time to the Administrative Agent in its sole discretion. The Administrative Agent acknowledges that, on the Restatement Date, Amegy Bank, a division of ZB, National Association (formerly known as Amegy Bank National Association), and each current Lender hereunder are acceptable banks within the meaning of clause (b)(ii) of this definition.
“Cash Equivalents” means (a) securities issued or directly and fully guaranteed or insured by the United States of America or any agency thereof (provided that the full faith and credit of the United States is pledged in support thereof) with maturities of not more than one year from the date acquired; (b) time deposits and certificates of deposit with maturities of not more than one (1) year from the date acquired issued by a United States federal or state chartered commercial bank of recognized standing having capital and surplus in excess of $500 million, and which bank or its holding company has a short-term commercial paper rating of at least A-1 or the equivalent by Standard & Poor’s Ratings Services or at least P-1 or the equivalent by Moody’s Investors Service, Inc.; and (c) investments in money market funds (i) which mature not more than ninety (90) days from the date acquired and are payable on demand, (ii) with respect to which there has been no failure to honor a request for withdrawal, (iii) which are registered under the Investment Company Act of 1940, as amended, (iv) which have net assets of at least $500,000,000 and (v) which maintain a stable share price of not less than One Dollar ($1.00) per share and are either (A) directly and fully guaranteed or insured by the United States of America or any agency thereof (provided that the full faith and credit of the United States is pledged in support thereof) or (B) maintain a rating of at least A-2 or better by Standard & Poor’s Rating Services and are maintained with an investment fund manager that is otherwise acceptable at all times and from time to time to the Administrative Agent in its sole discretion; provided that, notwithstanding the foregoing, no asset, agreement, or investment maintained or entered into with, or issued, guaranteed by, or administered by a Lender that has been a Defaulting Lender for more than three (3) business days after notice to Borrower, or its Subsidiary, as applicable, (which notice may be given by telephone or e-mail) shall be a “Cash Equivalent” hereunder. The Administrative Agent acknowledges that, on the Restatement Date, Fidelity Investments is an acceptable investment fund manager within the meaning of the foregoing clause (B).
“Cash Interest Coverage Ratio” means with respect to a Debt Security or a Senior Bank Loan Investment, either (a) the “Cash Interest Coverage Ratio” or comparable definition set forth in the underlying Investment Documents for such Debt Security or Senior Bank Loan Investment, or (b) in the case of any Debt Security or Senior Bank Loan Investment with respect to which the related underlying Investment Documents do not include a definition of “Cash Interest Coverage Ratio” or comparable definition, the ratio of (i) EBITDA to (ii) Cash Interest Expense of such Obligor with respect to the applicable Relevant Test Period, as calculated by the Borrower in good faith.
“Cash Interest Expense” means with respect to any Obligor, the amount which, in conformity with GAAP, would be set forth opposite the caption “interest expense” or any like caption reflected on the most recent financial statements delivered by such Obligor to the Borrower for such period, excluding any amortization of financing costs, any interest paid-in-kind, and any original issue discount.
“Cash Management Services” means any one or more of the following types of services or facilities provided to any Loan Party by any Lender that provides the initial funding of any Revolver

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Commitment on the Restatement Date or any Additional Lender that provides the funding of a Revolver Commitment on any Commitment Increase Date (but not any assignee of any of the foregoing Lenders) or any of their respective Affiliates, in each case solely until such Person has assigned all of its interests under this Agreement (each, in such capacity, a “Cash Management Bank”): (a) ACH transactions, (b) cash management services, including, without limitation, controlled disbursement services, treasury, depository, overdraft, and electronic funds transfer services, (c) foreign exchange facilities, (d) credit or debit cards, and (e) merchant services not constituting a Bank Product.
“CERCLA” means the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. §9601 et seq. and its implementing regulations and amendments.
“CERCLIS” means the Comprehensive Environmental Response Compensation and Liability Information System established pursuant to CERCLA.
“Change in Control” means the occurrence after the Restatement Date of any of the following: (i) any Person or two or more Persons acting in concert (excluding the Persons that are officers and directors of the Borrower on the Restatement Date) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of more than 50% of the outstanding shares of the voting stock of the Borrower; (ii) as of any date a majority of the board of directors of the Borrower consists of individuals who were not either (A) directors of the Borrower as of the corresponding date of the previous year, (B) selected or nominated to become directors by the board of directors of the Borrower of which a majority consisted of individuals described in clause (A), or (C) selected or nominated to become directors by the board of directors of the Borrower of which a majority consisted of individuals described in clause (A) and individuals described in clause (B); or (iii) a representative from each of Main Street Capital Corporation and Hines are not on the board of the directors of the Borrower.
“Change in Law” means (a) the adoption of any law, rule, regulation or treaty (including any rules or regulations issued under or implementing any existing law) after the date of this Agreement, (b) any change in any law, rule, regulation or treaty or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder, issued in connection therewith or in implementation thereof, and (ii) all requests, rules, guidelines and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States of America or foreign regulatory authorities, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented.
“Chapter 303” has the meaning set forth in Section 9.15.
“Closing Certificate” has the meaning set forth in Section 3.01(d).
“Closing Date” means March 11, 2014.
“Code” means the Internal Revenue Code of 1986, as amended, or any successor Federal tax code. Any reference to any provision of the Code shall also be deemed to be a reference to any successor provision or provisions thereof.

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“Collateral” means collectively: (1) (i) 100% of the Capital Securities of the Guarantors and of the current and future Domestic Subsidiaries (other than a Structured Subsidiary) of the Borrower and Guarantors; (ii) 65% of the voting and non-voting Capital Securities of any current or future Foreign Subsidiaries (other than a Structured Subsidiary) and (iii) all of the other present and future property and assets of the Borrower and each Guarantor including, but not limited to, machinery and equipment, inventory and other goods, accounts, accounts receivable, bank accounts, brokerage accounts, general intangibles, financial assets, investment property, license rights, patents, trademarks, copyrights, chattel paper, insurance proceeds, contract rights, hedge agreements, documents, instruments, indemnification rights, tax refunds, and cash; and (2) any other property which secures the Obligations pursuant to the Collateral Documents; provided that, notwithstanding the foregoing, “Collateral” shall include a security interest and any related property rights in (a) any dividends or distributions on Permitted Capital Securities and (b) Permitted Capital Securities issued by a Person other than a Subsidiary, or in any Operating Documents of any such issuer, only at such time (in the case of clause (b)) as both any Organizational Document restrictions on such a security interest and the security interest of any secured third party shall have been released, whether by agreement or by operation of law but shall not include any related property rights in Capital Securities issued by a Person other than a Subsidiary, or in any Operating Documents of any such issuer, to the extent the security interest of the Administrative Agent does not attach thereto pursuant to the terms of the Collateral Documents.
“Collateral Custodian” means any and each of (i) Amegy Bank, a division of ZB, National Association (formerly known as Amegy Bank National Association), in its capacity as Collateral Custodian under the Custodial Agreement or other agreement with respect to the Collateral to which it is a party, together with its successors and permitted assigns and (ii) any other Person acting as a collateral custodian with respect to any Collateral under any Custodial Agreement entered into in accordance with the terms of this Agreement. Notwithstanding the foregoing, the Collateral Custodian shall at all times be satisfactory to the Administrative Agent, in its reasonable discretion.
“Collateral Documents” means, collectively, the Security Agreement, the Pledge Agreement, and all other agreements (including control agreements), instruments and other documents, whether now existing or hereafter in effect, pursuant to which the Borrower or any Subsidiary shall grant or convey (or shall have granted or conveyed) to the Secured Parties a Lien in, or any other Person shall acknowledge any such Lien in, property as security for all or any portion of the Obligations, as any of them may be amended, modified or supplemented from time to time.
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
“Compliance Certificate” has the meaning set forth in Section 5.01(c).
“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.
“Consolidated EBITDA” means and includes, for the Borrower and the Consolidated Subsidiaries that are Guarantors for any period, an amount equal to the sum of (a) Consolidated Net Investment Income for such period; plus, (b) to the extent such amounts were deducted in computing Consolidated Net Investment Income for such period: (i) Consolidated Interest Expense for such period; (ii) income tax expense for such period, determined on a consolidated basis in accordance with GAAP; and (iii) Depreciation and Amortization for such period, determined on a consolidated basis in accordance with GAAP.

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“Consolidated Interest Expense” for any period means interest, whether expensed or capitalized, in respect of Debt of the Borrower or any of its Consolidated Subsidiaries that are Guarantors outstanding during such period on a consolidated basis in accordance with GAAP.
“Consolidated Net Investment Income” means, for any period, the net investment income of the Borrower and the Consolidated Subsidiaries that are Guarantors set forth or reflected on the consolidated income statement of the Borrower and its Consolidated Subsidiaries for such period prepared in accordance with GAAP.
“Consolidated Subsidiary” means at any date any Subsidiary or other entity the accounts of which, in accordance with GAAP, would be consolidated with those of the Borrower in its consolidated financial statements as of such date.
“Consolidated Tangible Net Worth” means, at any time, Net Assets less the sum of the value (to the extent reflected in determining Net Assets), as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries, on a consolidated basis prepared in accordance with GAAP (but without giving effect to (i) any election under Accounting Standards Codification 825-10-25 or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect to value any indebtedness or other liabilities of the Borrower or any subsidiary at “fair value”, as defined therein and (ii) any treatment of indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such indebtedness in a reduced or bifurcated manner as described therein, and such indebtedness shall at all times be valued at the full stated principal amount thereof).
(A)    All assets which would be treated as intangible assets for balance sheet presentation purposes under GAAP, including without limitation goodwill (whether representing the excess of cost over book value of assets acquired, or otherwise), trademarks, tradenames, copyrights, patents and technologies, and unamortized debt discount and expense;
(B)    To the extent not included in (A) of this definition, any amount at which the Capital Securities of the Borrower appear as an asset on the balance sheet of the Borrower and its Consolidated Subsidiaries; and
(C)    Loans or advances to owners of Borrower’s Capital Securities, or to directors, officers, managers or employees of Borrower and its Consolidated Subsidiaries.
In addition, notwithstanding the foregoing, solely for purposes of determining the minimum Consolidated Tangible Net Worth in Section 5.07, “Consolidated Tangible Net Worth” shall be determined solely with respect to the assets and liabilities of the Loan Parties on a stand-alone basis. For the avoidance of doubt, “Consolidated Tangible Net Worth” shall not include any assets or liabilities of any Loan Fund Joint Venture
“Control Agreement” means collectively, the Second Amended and Restated Control Agreement dated as of May 30, 2014 by and among the Administrative Agent, the Borrower and Amegy Bank, a division of ZB, National Association (formerly known as Amegy Bank National Association), and any other control agreement between any Loan Party and a financial institution, each as the same may from time to time be amended, restated, supplemented or otherwise modified.
“Controlled Group” means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with any Loan Party, are treated as a single employer under Section 414 of the Code.

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“Core Portfolio Investment” means a Portfolio Investment originated or acquired by the Borrower or any Subsidiary (or co-originated by the Borrower or any Subsidiary so long as such Portfolio Investment complies with all Borrower’s Investment Policies and is subject to the same due diligence by the Borrower as Portfolio Investments originated or acquired solely by the Borrower). For avoidance of doubt, Core Portfolio Investments shall not include Cash, Cash Equivalents, any Senior Bank Loan Investment or any Debt Security.
“Covered Debt Amount” means, on any date, the sum of (x) all of the Credit Exposures of all Lenders on such date plus (y) the aggregate principal amount (including any increase in the aggregate principal amount resulting from payable-in-kind interest) of Debt of the Loan Parties (other than Debt under this Agreement) outstanding on such date.
“Credit Exposure” means, as to any Lender at any time, the aggregate principal amount at such time of its Revolver Advances and such Lender’s participation in Swing Advances at such time.
“Credit Party Expenses” means, without limitation, (a) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, in connection with this Agreement and the other Loan Documents, including without limitation (i) the reasonable fees, charges and disbursements of (A) counsel for the Administrative Agent, (B) outside consultants for the Administrative Agent, (C) appraisers, (D) commercial finance examinations, and (E) all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of the Obligations; and (ii) in connection with (A) the syndication of the credit facilities provided for herein, (B) the administration, management, execution and delivery of this Agreement and the other Loan Documents, and the preparation, negotiation, administration and management of any amendments, modifications or waivers of the provisions of this Agreement and the other Loan Documents (whether or not the transactions contemplated thereby shall be consummated), or (C) the enforcement or protection of its rights in connection with this Agreement or the Loan Documents or efforts to preserve, protect, collect, or enforce the Collateral; and (b) all reasonable out-of-pocket expenses incurred by the Secured Parties who are not the Administrative Agent or any Affiliate of any of them, after the occurrence and during the continuance of an Event of Default.
“Custodial Agreement” means, collectively, the Control Agreement and the Custody Agreement, and any and each other control agreement entered into by and between a Person acting as Collateral Custodian and the Borrower, and if required by the Administrative Agent, and the Administrative Agent, in each case as the same may from time to time be amended, restated, supplemented or otherwise modified.
“Custody Agreement” means collectively, the Second Amended and Restated Custody Agreement by and between the Borrower and Amegy Bank, a division of ZB, National Association (formerly known as Amegy Bank National Association), and any other custody agreement between any Loan Party and a financial institution, each as the same may from time to time be amended, restated, supplemented or otherwise modified.
“Debt” of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money; (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business; (iv) all obligations of such Person as lessee under capital leases; (v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker’s acceptance; (vi) all Redeemable Preferred Securities of such Person; (vii) all obligations (absolute or contingent) of such Person to reimburse any bank or other Person in respect of amounts which are available to be drawn or have been drawn under a letter of credit or similar instrument; (viii) all Debt of others secured by a Lien on any asset of such Person, whether or not

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such Debt is assumed by such Person; (ix) all Debt of others Guaranteed by such Person; (x) all obligations of such Person with respect to interest rate protection agreements, foreign currency exchange agreements or other hedging agreements (valued at the termination value thereof computed in accordance with a method approved by the International Swap Dealers Association and agreed to by such Person in the applicable hedging agreement, if any); (xi) all obligations of such Person under any synthetic lease, tax retention operating lease, sale and leaseback transaction, asset securitization, off-balance sheet loan or other off-balance sheet financing product; (xii) all obligations of such Person to purchase securities or other property arising out of or in connection with the sale of the same or substantially similar securities or property; and (xiii) all obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person. The Debt of any Person shall include the Debt of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefore as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Debt provide that such Person is not liable therefor.
“Debt Security” means a note, bond, debenture, trust receipt or other obligation, instrument or evidence of indebtedness, including over-the-counter debt securities, middle market investments, debt instruments of public and private issuers and tax-exempt securities, but specifically excluding (i) Equity Securities or (ii) any security which by its terms permits the payment obligation of the Obligor thereunder to be converted into or exchanged for equity capital of such Obligor.
“Default” means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived in writing, become an Event of Default.
“Default Excess” means, with respect to any Defaulting Lender, the excess, if any, of such Defaulting Lender’s ratable portion of the aggregate Credit Exposure of all Lenders (calculated as if all Defaulting Lenders had funded all of their respective Defaulted Advances) over the aggregate outstanding principal amount of all Revolver Advances of such Defaulting Lender.
“Default Period” means, with respect to any Defaulting Lender, (i) in the case of any Defaulted Advance, the period commencing on the date the applicable Defaulted Advance was required to be extended to the Borrower under this Agreement, in the case of a Revolver Advance (after giving effect to any applicable grace period) and ending on the earlier of the following: (x) the date on which (A) the Default Excess with respect to such Defaulting Lender has been reduced to zero (whether by the funding of any Defaulted Advance by such Defaulting Lender or by the non-pro-rata application of any prepayment pursuant to Section 9.08(c)) and (B) such Defaulting Lender shall have delivered to the Borrower and the Administrative Agent a written reaffirmation of its intention to honor its obligations hereunder; and (y) the date on which the Borrower, the Administrative Agent and the Required Lenders (and not including such Defaulting Lender in any such determination, in accordance with Section 9.08(a)) waive the application of Section 9.08 with respect to such Defaulted Advances of such Defaulting Lender in writing; (ii) in the case of any Defaulted Payment, the period commencing on the date the applicable Defaulted Payment was required to have been paid to the Administrative Agent or other Lender under this Agreement (after giving effect to any applicable grace period) and ending on the earlier of the following: (x) the date on which (A) such Defaulted Payment has been paid to the Administrative Agent or other Lender, as applicable, together with (to the extent that such Person has not otherwise been compensated by the Borrower for such Defaulted Payment) interest thereon for each day from and including the date such amount is paid but excluding the date of payment, at the greater of the Federal Funds Rate plus two percent (2.0%) and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation (whether by the funding of any Defaulted Payment by such Defaulting Lender or by the application of any amount pursuant to Section 9.08(c)) and (B) such Defaulting Lender shall have delivered to the Administrative Agent or other Lender, as applicable, a written reaffirmation of its intention to honor its obligations hereunder with

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respect to such payments; and (y) the date on which the Administrative Agent or any such other Lender, as applicable waives the application of Section 9.08 with respect to such Defaulted Payments of such Defaulting Lender in writing; and (iii) in the case of any Distress Event determined by the Administrative Agent (in its good faith judgment) or the Required Lenders (in their respective good faith judgment) to exist, the period commencing on the date that the applicable Distress Event was so determined to exist and ending on the earlier of the following: (x) the date on which (A) such Distress Event is determined by the Administrative Agent (in its good faith judgment) or the Required Lenders (in their respective good faith judgment) to no longer exist and (B) such Defaulting Lender shall have delivered to the Borrower and the Administrative Agent a written reaffirmation of its intention to honor its obligations hereunder; and (y) such date as the Borrower and the Administrative Agent mutually agree, in their sole discretion, to waive the application of Section 9.08 with respect to such Distress Event of such Defaulting Lender.
“Default Rate” means, (i) with respect to the Advances, on any day, the sum of 2% plus the then highest interest rate (including the Applicable Margin) which may be applicable to any Advance (irrespective of whether any such type of Advance is actually outstanding hereunder) and (ii) with respect to overdue interest, fees and other amounts, on any day, the sum of 2% plus the ABR plus the Applicable Margin.
“Defaulted Advance” has the meaning specified in the definition of “Defaulting Lender”.
“Defaulted Investment” means any Investment (a) that is 31 days or more past due with respect to any interest or principal payments or (b) that is or otherwise should be considered a non-accrual investment by the Borrower in connection with its Investment Policies and GAAP.
“Defaulted Payment” has the meaning specified in the definition of “Defaulting Lender”.
“Defaulting Lender” means any Lender (i) that has failed to fund any portion of any Revolver Advance required to be funded by it under this Agreement (each such Revolver Advance, a “Defaulted Advance”) within three Business Days of the date required to be funded by it hereunder, (ii) that has otherwise failed to pay over to Administrative Agent or any other Lender any other amount required to be paid by it hereunder (each such payment, a “Defaulted Payment”) within three Business Days of the date when due, unless the subject of a good faith dispute, or (iii) as to which a Distress Event has occurred, in each case for so long as the applicable Default Period is in effect.
“Depreciation and Amortization” means for any period an amount equal to the sum of all depreciation and amortization expenses of the Borrower and its Consolidated Subsidiaries that are Guarantors for such period, as determined on a consolidated basis in accordance with GAAP.
“Distress Event” means, with respect to any Person (each, a “Distressed Person”), (i) a voluntary or involuntary case (or comparable proceeding) has been commenced with respect to such Person under the United States Bankruptcy Code or any other applicable debtor relief law, (ii) a custodian, conservator, receiver or similar official has been appointed for such Person or for any substantial part of such Person’s assets, (iii) after the date hereof, such Person has consummated or entered into a commitment to consummate a forced (in the good faith judgment of the Administrative Agent) liquidation, merger, sale of assets or other transaction resulting, in the good faith judgment of the Administrative Agent, in a change of ownership or operating control of such Person supported in whole or in part by guaranties, assumption of liabilities or other comparable credit support of (including without limitation the nationalization or assumption of ownership or operating control by) any Governmental Authority and the Administrative Agent (in its good faith judgment) or the Required Lenders believe (in their respective good faith judgment) that such event increases the risk that such Person could default in performing its obligations hereunder for so long as the Administrative Agent (in its good faith judgment) or the Required Lenders (in their respective

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good faith judgment) so believe, or (iv) such Person has made a general assignment for the benefit of creditors or has otherwise been adjudicated as, or determined by any Governmental Authority having regulatory authority over such Person or its assets to be, insolvent, bankrupt or deficient in meeting any capital adequacy or liquidity requirement of any Governmental Authority applicable to such Person.
“Distressed Person” has the meaning specified in the definition of “Distress Event”.
“Dollars” or “$” means dollars in lawful currency of the United States of America.
“Domestic Subsidiary” means any Subsidiary which is organized under the laws of any state or territory of the United States of America, other than a Subsidiary that (i) is disregarded as an entity separate from its owner for U.S. federal income tax purposes and (ii) owns an interest in a Foreign Subsidiary.
“Early Opt-in Election” means the occurrence of:
(1)    (i) a determination by the Administrative Agent or (ii) a notification by the Required Lenders to the Administrative Agent (with a copy to the Borrower) that the Required Lenders have determined that U.S. dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in Section 8.01(b) are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace LIBO Rate, and
(2)    (i) the election by the Administrative Agent or (ii) the election by the Required Lenders to declare that an Early Opt-in Election has occurred and the provision, as applicable, by the Administrative Agent of written notice of such election to the Borrower and the Lenders or by the Required Lenders of written notice of such election to the Administrative Agent and the Borrower.
“EBITDA” means, with respect to each Obligor on any Core Portfolio Investment, Debt Security or Senior Bank Loan Investment the last four full fiscal quarters for which financial statements have been provided to the Borrower by or on behalf of any Obligor with respect to the related Core Portfolio Investment, Debt Security or Senior Bank Loan Investment, the meaning of “EBITDA”, “Adjusted EBITDA” or any comparable definition in the underlying Investment Documents for each such Core Portfolio Investment, Debt Security or Senior Bank Loan Investment, and in any case that “EBITDA”, “Adjusted EBITDA” or such comparable definition is not defined in such underlying Investment Documents, an amount, for the Obligor on such Core Portfolio Investment, Debt Security or Senior Bank Loan Investment and any parent that is obligated pursuant to the underlying Investment Documents for such Core Portfolio Investment, Debt Security or Senior Bank Loan Investment (determined on a consolidated basis without duplication in accordance with GAAP) equal to earnings from continuing operations for such period plus (a) interest expense, (b) income taxes, (c) depreciation and amortization for such four fiscal quarter period (to the extent deducted in determining earnings from continuing operations for such period), (d) amortization of intangibles (including, but not limited to, goodwill, financing fees and other capitalized costs), other non-cash charges and organization costs, (e) extraordinary losses in accordance with GAAP, (f) one-time, non-recurring non-cash charges consistent with the compliance statements and financial reporting packages provided by the Obligors, and (g) and any other item the Borrower in good faith deems to be appropriate; provided that with respect to any Obligor for which four full fiscal quarters of economic data are not available, EBITDA shall be determined for such Obligor based on annualizing the economic data from the reporting periods actually available.
“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 9.07(b) (subject to such consents, if any, as may be required under Section 9.07(b)); provided that

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notwithstanding the foregoing, “Eligible Assignee” shall not include the Borrower or any of the Borrower’s Affiliates or Subsidiaries.
“Eligible Core Portfolio Investment” means, on any date of determination, any Core Portfolio Investment held by Borrower or its Subsidiaries that satisfies each of the following requirements:
(i)    the Core Portfolio Investment is evidenced by Investment Documents (including, in the case of any Loan other than a Noteless Loan, an original promissory note) that have been duly authorized and that are in full force and effect and constitute the legal, valid and binding obligation of the Obligor of such Core Portfolio Investment to pay the stated amount of the Loan and interest thereon, and the related Investment Documents are enforceable against such Obligor in accordance with their respective terms;
(ii)    the Core Portfolio Investment was made in accordance with the terms of the Investment Policies and arose in the ordinary course of the business of Borrower, or its Subsidiary, as applicable;
(iii)    such Core Portfolio Investment is a First Lien Investment, secured by a first priority, perfected security interest on all or substantially all of the assets of the Obligor;
(iv)    in the case of any Core Portfolio Investment that is not solely held by the Borrower and/or its Subsidiaries, the terms and conditions of such Core Portfolio Investment provide the Borrower (and/or its Subsidiary, as applicable) with the right to vote to approve or deny any amendments, supplements, waivers or other modifications of such terms and conditions (other than such routine amendments, supplements, waivers or other modifications as are permitted to be approved by the administrative agent only without the vote of the syndicate members);
(v)    the Core Portfolio Investment has an Eligible Investment Rating;
(vi)    the Core Portfolio Investment is not a Defaulted Investment and no other Loan of the Obligor with respect to such Core Portfolio Investment is more than 45 days past due;
(vii)    the Obligor of such Core Portfolio Investment has executed all appropriate documentation required by the Borrower, or its Subsidiary, as applicable, in accordance with the Investment Policies;
(viii)    the Core Portfolio Investment, together with the Investment Documents related thereto, is a “general intangible”, an “instrument”, an “account”, or “chattel paper” within the meaning of the UCC of all jurisdictions that govern the perfection of the security interest granted therein;
(ix)    all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given in connection with the making of such Core Portfolio Investment have been duly obtained, effected or given and are in full force and effect;
(x)    the Core Portfolio Investment is denominated and payable only in Dollars in the United States;
(xi)    the Core Portfolio Investment bears some current interest, which is due and payable no less frequently than quarterly;
(xii)    the Core Portfolio Investment, together with the Investment Documents related thereto, does not contravene in any material respect any Applicable Laws (including, without limitation,

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laws, rules and regulations relating to usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no Obligor party thereto is in violation of any Applicable Laws or the terms and conditions of such Investment Documents, to the extent any such violation results in or would be reasonably likely to result in (a) an adverse effect upon the value or collectability of such Core Portfolio Investment, (b) a material adverse change in, or a material adverse effect upon, any of (1) the financial condition, operations, business or properties of the Obligor or any of its respective Subsidiaries, taken as a whole, (2) the rights and remedies of the Borrower or its Subsidiary (as applicable) under the Investment Documents, or the ability of the Obligor or any other loan party thereunder to perform its obligations under the Investment Documents to which it is a party, as applicable, taken as a whole, or (3) the collateral securing the Core Portfolio Investment, or the Liens of the Borrower or its Subsidiary (as applicable) thereon or the priority of such Liens;
(xiii)    the Core Portfolio Investment, together with the related Investment Documents, is fully assignable (and if such Investment is secured by a mortgage, deed of trust or similar lien on real property, and if requested by the Administrative Agent, an Assignment of Mortgage executed in blank has been delivered to the Collateral Custodian);
(xiv)    the Core Portfolio Investment was documented and closed in accordance with the Investment Policies, and each original promissory note, if any, representing the portion of such Core Portfolio Investment payable to the Borrower or its Subsidiary (as applicable), has been delivered to the Collateral Custodian, duly endorsed as collateral or, in the case of a Pre-Positioned Investment, held by a bailee on behalf of the Administrative Agent, in accordance with the provisions of Section 5.40;
(xv)    the Core Portfolio Investment is free of any Liens and the interest of the Borrower or its Subsidiary (as applicable) in all Related Property is free of any Liens other than Liens permitted under the applicable Investment Documents and all filings and other actions required to perfect the security interest of the Administrative Agent on behalf of the Secured Parties in the Core Portfolio Investment have been made or taken;
(xvi)    no right of rescission, set off, counterclaim, defense or other material dispute has been asserted with respect to such Core Portfolio Investment;
(xvii)    any Related Property with respect to such Core Portfolio Investment is insured in accordance with the Investment Policies;
(xviii)    the primary business of the Obligor with respect to such Core Portfolio Investment is not in the gaming, nuclear waste, bio-tech, or oil or gas exploration industries;
(xix)    the Core Portfolio Investment is not a loan or extension of credit made by the Borrower or one of its Subsidiaries to an Obligor solely for the purpose of making any principal, interest or other payment on such Core Portfolio Investment necessary in order to keep such Core Portfolio Investment from becoming delinquent;
(xx)    such Core Portfolio Investment will not cause the Borrower (or its Subsidiary, as applicable) to be deemed to own 5.0% or more of the voting securities of any publicly registered issuer or any securities that are immediately convertible into or immediately exercisable or exchangeable for 5.0% or more of the voting securities of any publicly registered issuer;
(xxi)    the financing of such Core Portfolio Investment by the Lenders does not contravene in any material respect Regulation U of the Federal Reserve Board, nor require the Lenders to undertake reporting thereunder which it would not otherwise have cause to make;

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(xxii)    such Core Portfolio Investment does not represent payment obligations relating to “put” rights relating to Margin Stock;
(xxiii)    any taxes due and payable in connection with the making of such Core Portfolio Investment have been paid and the Obligor has been given any assurances (including with respect to the payment of transfer taxes and compliance with securities laws) required by the Investment Documents in connection with the making of the Investment;
(xxiv)    the terms of the Core Portfolio Investment have not been amended or subject to a deferral or waiver the effect of which is to (A) reduce the amount (other than by reason of the repayment thereof) or extend the time for payment of principal or (B) reduce the rate or extend the time of payment of interest (or any component thereof), in each case without the consent of the Administrative Agent, not to be unreasonably withheld or delayed;
(xxv)    such Core Portfolio Investment does not contain a confidentiality provision that restricts the ability of the Administrative Agent, on behalf of the Secured Parties, to exercise its rights under the Loan Documents, including, without limitation, its rights to review the Core Portfolio Investment, the related Investment File or the Borrower’s credit approval file in respect of such Core Portfolio Investment;
(xxvi)    the Obligor with respect to such Core Portfolio Investment is not (A) an Affiliate of the Borrower or any other Person whose investments are primarily managed by the Borrower or an Affiliate of the Borrower, unless (1) such Obligor is an Affiliate solely by reason of the Borrower’s Portfolio Investment therein or Borrower’s other Portfolio Investments or (2) such Core Portfolio Investment is expressly approved by the Administrative Agent (in its sole discretion) or (B) a Governmental Authority;
(xxvii)    all information delivered by any Loan Party to the Administrative Agent with respect to such Core Portfolio Investment is true and correct to the knowledge of such Loan Party;
(xxviii)    such Core Portfolio Investment is not an Equity Security and does not by its terms permit the payment obligation of the Obligor thereunder to be converted into or exchanged for equity capital of such Obligor;
(xxix)    the proceeds of such Core Portfolio Investment are not used to finance construction projects or activities in the form of a traditional construction loan where the only collateral for the loan is the project under construction and draws are made on the loan specifically to fund construction in progress;
(xxx)    there is full recourse to the Obligor for principal and interest payments with respect to such Core Portfolio Investment; and
~~(xxxi)    such Core Portfolio Investment does not have a negative EBITDA unless it is an LTV Investment on the date of acquisition thereof; and~~
(~~xxxii~~xxxi)    such Core Portfolio Investment has a Net Senior Leverage Ratio of less than ~~5.0~~5.5x on the date of acquisition thereof or it shall be identified as an LTV Investment~~.~~; provided, that, if any Core Portfolio Investment on its date of acquisition was identified as an LTV Investment under the Existing Credit Agreement because such Core Portfolio Investment’s Net Senior Leverage Ratio was equal to or greater than 5.0x but was less than 5.5x, then such Core Portfolio Investment shall no longer be identified as an LTV Investment; provided, further, that, with respect to any Core Portfolio Investment which was previously identified as an LTV Investment, whether on its date of acquisition or otherwise, because such Core Portfolio Investment’s Net Senior Leverage Ratio was equal to or greater than 5.5x (a) if subsequently such ratio decreases to a ratio less than 5.5x, then such Core Portfolio Investment shall no longer be identified

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as an LTV Investment, and (b) if subsequently such ratio increases to a ratio equal to or greater than 5.5x, then such Core Portfolio Investment shall thereafter be identified as an LTV Investment.
For purposes of this Agreement, the Borrower shall assign each Eligible Core Portfolio Investment to an Industry Classification Group as reasonably determined by the Borrower. To the extent that the Borrower reasonably determines that any Eligible Core Portfolio Investment is not adequately correlated with the risks of other Eligible Core Portfolio Investments in an Industry Classification Group, such Eligible Core Portfolio Investment may be assigned by the Borrower to an Industry Classification Group that is more closely correlated to such Eligible Core Portfolio Investment.
“Eligible Debt Security” means, on any date of determination, any Debt Security held by Borrower or its Subsidiaries as a Portfolio Investment that meets the following conditions:
(i)    the investment in the Debt Security was made in accordance with the terms of the Investment Policies applicable to “private placements”, “marketable securities” or “idle funds investments”;
(ii)    the Debt Security has an Eligible Investment Rating;
(iii)    (A) the Debt Security is rated by a debt rating agency or other Person engaged in the business of rating the creditworthiness of debt obligations and (B) a Value Triggering Event related to the Debt Security has not occurred and is continuing;
(iv)    the Debt Security is not a Defaulted Investment and is not owed by an Obligor that is subject to an Insolvency Event or as to which the Borrower (or its Subsidiary, as applicable) has received notice of an imminent Insolvency Event proceeding;
(v)    the Obligor of such Debt Security has executed all appropriate documentation, if any, required in accordance with applicable Investment Policies;
(vi)    the Debt Security, together with the Investment Documents related thereto (if any), is a “general intangible”, an “instrument”, an “account”, or “chattel paper”, within the meaning of the UCC of all jurisdictions that govern the perfection of the security interest granted therein;
(vii)    all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given in connection with the purchase of such Debt Security have been duly obtained, effected or given and are in full force and effect;
(viii)    the Debt Security is denominated and payable only in Dollars in the United States and the Obligor is organized under the laws of, and maintains its chief executive office and principal residence in, the United States or any state thereof;
(ix)    the Debt Security bears current all cash interest, which is due and payable no less frequently than semi-annually;
(x)    the Obligor with respect to the Debt Security is not (A) an Affiliate of the Borrower or any other Person whose investments are primarily managed by the Borrower or any Affiliate of the Borrower, unless such Debt Security is expressly approved by the Administrative Agent (in its sole discretion), (B) a Governmental Authority (except in the case of a Debt Security, with an Investment Grade Rating, issued by the United States of America or any state or municipality or other political subdivision of the United States of America) or (C) primarily in the business of gaming, nuclear waste, bio-tech or oil or gas exploration;
(xi)    all information delivered by any Loan Party to the Administrative Agent with respect to such Debt Security is true and correct to the knowledge of such Loan Party;

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(xii)    the proceeds of such Debt Security are not used to finance construction projects or activities in the form of a traditional construction loan where the only collateral for the loan is the project under construction and draws are made on the loan specifically to fund construction in progress;
(xiii)    the Debt Security is a Quoted Investment;
(xiv)    the Debt Security can be converted to Cash in 30 Business Days or fewer without a greater than ten percent (10%) reduction in the value of such Debt Security; and
~~(xv)    such Debt Security does not have a negative EBITDA unless it is an LTV Investment on the date of acquisition thereof; and~~
(~~xvi~~xv)    such Debt Security has a Net Senior Leverage Ratio of less than ~~5.0~~5.5x on the date of acquisition thereof or it shall be identified as an LTV Investment~~.~~; provided, that, if any Debt Security on its date of acquisition was identified as an LTV Investment under the Existing Credit Agreement because such Debt Security’s Net Senior Leverage Ratio was equal to or greater than 5.0x but was less than 5.5x, then such Debt Security shall no longer be identified as an LTV Investment; provided, further, that, with respect to any Debt Security which was previously identified as an LTV Investment, whether on its date of acquisition or otherwise, because such Debt Security’s Net Senior Leverage Ratio was equal to or greater than 5.5x (a) if subsequently such ratio decreases to a ratio less than 5.5x, then such Debt Security shall no longer be identified as an LTV Investment, and (b) if subsequently such ratio increases to a ratio equal to or greater than 5.5x, then such Debt Security shall thereafter be identified as an LTV Investment.
“Eligible Investment Grade Debt Security” means an Eligible Debt Security that has, as of the applicable date of determination of Value for such Eligible Debt Security, an Investment Grade Rating.
“Eligible Investment Rating” means, as of any date of determination with respect to a Portfolio Investment, an investment rating of “Grade 3” or better as determined in accordance with the Investment Policies.
“Eligible Investments” means, collectively, Cash and Cash Equivalents, the Eligible Quoted Senior Bank Loan Investments, the Eligible Investment Grade Debt Securities, the Eligible Core Portfolio Investments, the Eligible Unquoted Senior Bank Loan Investments and the Eligible Non-Investment Grade Debt Securities.
“Eligible Non-Investment Grade Debt Security” means an Eligible Debt Security that does not have, as of the applicable date of determination of Value for such Eligible Debt Security, an Investment Grade Rating or for which market quotations are not readily available.
“Eligible Quoted Senior Bank Loan Investment” means an Eligible Senior Bank Loan Investment that is a Quoted Investment.
“Eligible Senior Bank Loan Investment” means, on any date of determination, any Senior Bank Loan Investment of Borrower or its Subsidiaries that meets the following conditions:
(i)    the Senior Bank Loan Investment is evidenced by Investment Documents that are in full force and effect and constitute the legal, valid and binding obligation of the Obligor of such Senior Bank Loan Investment to pay the stated amount of the Loan and interest thereon without right of rescission, set off, counterclaim or defense, and the related Investment Documents are enforceable against such Obligor in accordance with their respective terms and, to the knowledge of the Borrower, are not the subject of any material dispute;

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(ii)    the Senior Bank Loan Investment was made in accordance with the terms of the Investment Policies applicable to “private placements”, “marketable securities” or “idle funds investments”;
(iii)    such Senior Bank Loan Investment is secured by a first priority, perfected security interest on a substantial portion of the assets of the respective Obligor(s);
(iv)    the terms and conditions of such Senior Bank Loan Investment provide the Borrower or its Subsidiary, as applicable, with the power to approve or deny any amendments, supplements, waivers or other modifications of such terms and conditions that would (i) increase the commitment or other obligations of the Borrower or its Subsidiary (as applicable) thereunder, (ii) reduce the amount of, or defer the date fixed for any payment of, principal, interest or fees due or owing to Borrower or its Subsidiary (as applicable), or change the manner of application of any payments owing to Borrower or its Subsidiary (as applicable), under the Investment Documents, (iii) change the percentage of lenders under such Senior Bank Loan Investment required to take any action under the applicable Investment Documents, (iv) release or substitute all or substantially all of the collateral held as security for, or release any guaranty given to support payment of the obligations of, the Obligor under the applicable Investment Documents;
(v)    the Senior Bank Loan Investment has an Eligible Investment Rating;
(vi)    the terms of the Senior Bank Loan Investment have not been amended or subject to a deferral or waiver the effect of which is to (A) reduce the amount (other than by reason of the repayment thereof) or, after giving effect to any applicable grace or cure period, extend the time for payment of principal or (B) reduce the rate or, after giving effect to any applicable grace or cure period, extend the time of payment of interest (or any component thereof), in each case without the consent of the Administrative Agent, not to be unreasonably withheld or delayed;
(vii)    a Value Triggering Event related to the Senior Bank Loan Investment has not occurred and is continuing;
(viii)    the Senior Bank Loan Investment is not a Defaulted Investment and is not owed by an Obligor that is subject to an Insolvency Event or as to which the Borrower has received notice of an imminent Insolvency Event proceeding;
(ix)    the Obligor of such Senior Bank Loan Investment has executed all appropriate documentation required in accordance with applicable Investment Policies;
(x)    the Senior Bank Loan Investment, together with the Investment Documents related thereto, is a “general intangible”, an “instrument”, an “account”, or “chattel paper”, within the meaning of the UCC of all jurisdictions that govern the perfection of the security interest granted therein;
(xi)    all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given in connection with the making of such Senior Bank Loan Investment have been duly obtained, effected or given and are in full force and effect;

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(xii)    the Senior Bank Loan Investment is denominated and payable only in Dollars in the United States and the Obligor is organized under the laws of, and maintains its chief executive office and principal residence in, the United States or any state thereof;
(xiii)    the Senior Bank Loan Investment bears current interest, which is due and payable no less frequently than semi-annually;
(xiv)    the Senior Bank Loan Investment, together with the Investment Documents related thereto, does not contravene in any material respect any Applicable Laws and with respect to which no Obligor is in violation of any Applicable Laws or the terms and conditions of such Investment Documents, to the extent any such violation results in or would be reasonably likely to result in (a) an adverse effect upon the value or collectability of such Senior Bank Loan Investment, (b) a material adverse change in, or a material adverse effect upon, any of (1) the financial condition, operations, business or properties of the Obligor or any of its respective Subsidiaries, taken as a whole, (2) the rights and remedies of the Borrower or its Subsidiary (as applicable) under the Investment Documents, or the ability of the Obligor or any other loan party thereunder to perform its obligations under the Investment Documents to which it is a party, as applicable, taken as a whole, or (3) the collateral securing the Senior Bank Loan Investment, or the Liens thereon or the priority of such Liens;
(xv)    the Senior Bank Loan Investment, together with the related Investment Documents, is fully assignable subject to the customary right of the obligor in a syndicated loan or credit facility to consent to an assignment (which consent shall not be unreasonably withheld) prior to an event of default under such Senior Bank Loan Investment and the customary right in a syndicated loan or credit facility of the administrative agent under such syndicated loan or credit facility to consent to the assignment (which consent shall not be unreasonably withheld);
(xvi)    the Senior Bank Loan Investment was documented and closed in accordance with applicable Investment Policies, and each original promissory note, if any, representing the portion of such Senior Bank Loan Investment payable to the Borrower or its Subsidiary (as applicable) has been delivered to the Collateral Custodian, duly endorsed as collateral;
(xvii)    the Senior Bank Loan Investment is free of any Liens and the interest of the Borrower or its Subsidiary (as applicable) in all Related Property is free of any Liens other than Liens permitted under the applicable Investment Documents and all filings and other actions required to perfect the security interest of the Administrative Agent on behalf of the Secured Parties in the Senior Bank Loan Investment have been made or taken;
(xviii)    any Related Property with respect to such Senior Bank Loan Investment is insured in accordance with the applicable Investment Documents;
(xix)    such Senior Bank Loan Investment will not cause the Borrower or any of its Subsidiaries (as applicable) to be deemed to own 5.0% or more of the voting securities of any publicly registered issuer or any securities that are immediately convertible into or immediately exercisable or exchangeable for 5.0% or more of the voting securities of any publicly registered issuer;
(xx)    the financing of such Senior Bank Loan Investment by the Lenders does not contravene in any material respect Regulation U of the Federal Reserve Board, nor

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require the Lenders to undertake reporting thereunder which it would not otherwise have cause to make and such Senior Bank Loan Investment does not represent payment obligations relating to “put” rights relating to Margin Stock;
(xxi)    any taxes due and payable in connection with the making of such Senior Bank Loan Investment have been paid and the Obligor has been given any assurances (including with respect to the payment of transfer taxes and compliance with securities laws) required by the Investment Documents in connection with the making of the Investment;
(xxii)    such Senior Bank Loan Investment does not contain a confidentiality provision that restricts the ability of the Administrative Agent (assuming the Administrative Agent agrees to be bound by the terms of the applicable confidentiality provision), on behalf of the Secured Parties, to exercise its rights under the Loan Documents, including, without limitation, its rights to review the Senior Bank Loan Investment, the related Investment File or the Borrower’s credit approval file in respect of such Senior Bank Loan Investment;
(xxiii)    the Obligor with respect to such Senior Bank Loan Investment is not (A) an Affiliate of the Borrower or any other Person whose investments are primarily managed by the Borrower or any Affiliate of the Borrower, unless such Senior Bank Loan Investment is expressly approved by the Administrative Agent (in its sole discretion), (B) a Governmental Authority or (C) primarily in the business of gaming, nuclear waste, bio-tech or oil or gas exploration;
(xxiv)    all information delivered by any Loan Party to the Administrative Agent with respect to such Senior Bank Loan Investment is true and correct to the knowledge of such Loan Party;
(xxv)    such Senior Bank Loan Investment is not (A) any type of bond, whether high yield or otherwise, or any similar financial interest, (B) an Equity Security and does not by its terms permit the payment obligation of the Obligor thereunder to be converted into or exchanged for equity capital of such Obligor or (C) a participation interest;
(xxvi)    the proceeds of such Senior Bank Loan Investment are not used to finance construction projects or activities in the form of a traditional construction loan where the only collateral for the loan is the project under construction and draws are made on the loan specifically to fund construction in progress;
(xxvii)    there is full recourse to the Obligor for principal and interest payments with respect to such Senior Bank Loan Investment; and
(xxviii)    such Senior Bank Loan Investment ~~does not have a negative EBITDA unless it is an LTV Investment~~has a Net Senior Leverage Ratio of less than 5.5x on the date of acquisition thereof~~; and~~
or it shall be identified as an LTV Investment; provided, that, if any ~~(xxix)~~    Senior Bank Loan Investment on its date of acquisition was identified as an LTV Investment under the Existing Credit Agreement because such Senior Bank Loan Investment’s Net Senior Leverage Ratio was equal to or greater than 5.0x but was less than 5.5x, then such Senior Bank Loan Investment ~~has a~~shall no longer be identified as an LTV Investment; provided, further, that, with respect to any Senior Bank Loan Investment which was previously identified as an LTV Investment, whether on its date of acquisition or otherwise,

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because such Senior Bank Loan Investment’s Net Senior Leverage Ratio ~~of less than 5.0x on the date of acquisition thereof or it shall~~was equal to or greater than 5.5x (a) if subsequently such ratio decreases to a ratio less than 5.5x, then such Senior Bank Loan Investment shall no longer be identified as an LTV Investment, and (b) if subsequently such ratio increases to a ratio equal to or greater than 5.5x, then such Senior Bank Loan Investment shall thereafter be identified as an LTV Investment.
“Eligible Unquoted Senior Bank Loan Investment” means an Eligible Senior Bank Loan Investment that is an Unquoted Investment.
“Environmental Authority” means any foreign, federal, state, local or regional government that exercises any form of jurisdiction or authority under any Environmental Requirement.
“Environmental Authorizations” means all licenses, permits, orders, approvals, notices, registrations or other legal prerequisites for conducting the business of a Loan Party or any Subsidiary of a Loan Party required by any Environmental Requirement.
“Environmental Judgments and Orders” means all judgments, decrees or orders arising from or in any way associated with any Environmental Requirements, whether or not entered upon consent or written agreements with an Environmental Authority or other entity arising from or in any way associated with any Environmental Requirement, whether or not incorporated in a judgment, decree or order.
“Environmental Laws” means any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes into the environment, including, without limitation, ambient air, surface water, groundwater or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes or the clean-up or other remediation thereof.
“Environmental Liabilities” means any liabilities, whether accrued, contingent or otherwise, arising from and in any way associated with any Environmental Requirements.
“Environmental Notices” means notice from any Environmental Authority or by any other person or entity, of possible or alleged noncompliance with or liability under any Environmental Requirement, including without limitation any complaints, citations, demands or requests from any Environmental Authority or from any other person or entity for correction of any violation of any Environmental Requirement or any investigations concerning any violation of any Environmental Requirement.
“Environmental Proceedings” means any judicial or administrative proceedings arising from or in any way associated with any Environmental Requirement.
“Environmental Releases” means releases as defined in CERCLA or under any applicable federal, state or local environmental law or regulation and shall include, in any event and without limitation, any release of petroleum or petroleum related products.
“Environmental Requirements” means any legal requirement relating to health, safety or the environment and applicable to a Loan Party, any Subsidiary of a Loan Party or the Properties, including but not limited to any such requirement under CERCLA or similar state legislation and all federal, state and local laws, ordinances, regulations, orders, writs, decrees and common law.

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“Equity Security” means any equity security or other obligation or security that does not entitle the holder thereof to receive periodic payments of interest and one or more installments of principal.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor law and all rules and regulations from time to time promulgated thereunder. Any reference to any provision of ERISA shall also be deemed to be a reference to any successor provision or provisions thereof.
“Euro-Dollar Advance” means, with respect to any Advance, such Advance during the Interest Period when such Advance bears or is to bear interest at a rate based upon the LIBO Rate.
“Euro-Dollar Borrowing” has the meaning set forth in the definition of “Borrowing”.
“Euro-Dollar Business Day” means any Business Day on which dealings in Dollar deposits are carried out in the London interbank market.
~~“Euro-Dollar Reserve Percentage” has the meaning set forth in Section 2.06(c).~~
“Event of Default” has the meaning set forth in Section 6.01.
“EverBank” means EverBank Commercial Finance, Inc., a Delaware corporation.
“Excluded Swap Obligation” means, with respect to any Guarantor, any Hedging Obligation if, and to the extent that, all or a portion of the guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Hedging Obligation (or any guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guaranty of such Guarantor or the grant of such security interest becomes effective with respect to such Hedging Obligation. If a Hedging Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Hedging Obligation that is attributable to swaps for which such guaranty or security interest is or becomes illegal.
“Excluded Taxes” means, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located, or (ii) that are Other Connection Taxes, (b) in the case of a Lender, any U.S. federal withholding Tax that is imposed on amounts payable to or for the account of such Lender with respect to such Lender’s interest in a loan or commitment under a Loan Document pursuant to a law in effect on the date on which such Lender (i) acquires an interest in the loan or commitment, or (ii) designates a new Lending Office, except in each case to the extent that such Lender (or its assignor, if any) was entitled, immediately before the designation of a new Lending Office (or assignment), to receive additional amounts from the Borrower pursuant to Section 2.12(e), (c) is attributable to such Lender’s failure (other than as a result of a Change in Law) to comply with Section 2.12(e)(vi), and (d) any U.S. federal withholding Taxes imposed under FATCA.
“FATCA” means Sections 1471 through 1474 of the Code, as such sections are in force as of the date of this Agreement (or any amended or successor version that is substantively comparable and not

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materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities entered into in connection with the implementation of the foregoing.
“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.
“Federal Funds Rate” means, for any day, the rate per annum (rounded upward, if necessary, to the next higher 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to ~~EverBank~~TIAA on such day on such transactions as determined by the Administrative Agent.
“Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.
“Final Maturity Date” means March 6, ~~2021~~2023 or, upon an exercise of the extension option in accordance with Section 2.15 hereof, the date one year following the Termination Date.
“First Lien Investment” means a Portfolio Investment constituting a Debt obligation (other than a Senior Bank Loan Investment) that is secured by the pledge of collateral and which has the most senior pre-petition priority in any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings.
“Fiscal Quarter” means any fiscal quarter of the Borrower.
“Fiscal Year” means any fiscal year of the Borrower.
“Foreclosed Subsidiary” shall mean any Person that becomes a direct or indirect Subsidiary of the Borrower (other than a Structured Subsidiary) solely as a result of the Borrower or any other Subsidiary of the Borrower acquiring the Capital Securities of such Person, through a bankruptcy, foreclosure or similar proceedings, with the intent to sell or transfer all of the Capital Securities of such Person; provided, that, in the event that the Borrower or such Subsidiary (other than a Structured Subsidiary) of the Borrower is unable to sell all of the Capital Securities of such Person within 180 days after the Borrower or such Subsidiary (other than a Structured Subsidiary) of the Borrower acquires the Capital Securities of such Person, such Person shall no longer be considered a “Foreclosed Subsidiary” for purposes of this Agreement.
“Foreign Lender” means any Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code).
“Foreign Subsidiary” means any Subsidiary which is not a Domestic Subsidiary.
“Fronting Exposure” means, at any time there is a Defaulting Lender, such Defaulting Lender’s Applicable Percentage of outstanding Swing Advances made by the Swingline Lender other than Swing Advances as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders.

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“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.
“GAAP” means generally accepted accounting principles applied on a basis consistent with those which, in accordance with Section 1.02, are to be used in making the calculations for purposes of determining compliance with the terms of this Agreement.
“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).
“Guarantee” by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term “Guarantee” used as a verb has a corresponding meaning.
“Guaranteed Obligations” means the Obligations, including without limitation, any and all liabilities, indebtedness and obligations of any and every kind and nature, heretofore, now or hereafter owing, arising, due or payable from the Borrower to one or more of the Lenders, the Hedge Counterparties, any Secured Party, the Administrative Agent, or any of them, arising under or evidenced by this Agreement, the Notes, the Collateral Documents or any other Loan Document; provided, however, that “Guaranteed Obligations” shall not, as to any Guarantor, include any Excluded Swap Obligations of such Guarantor.
“Guarantors” means, collectively, HMS Equity Holding, LLC, HMS Equity Holding II, Inc., and all direct and indirect Subsidiaries of the Borrower or Guarantors acquired, formed or otherwise in existence after the Restatement Date and required to become a Guarantor pursuant to Section 5.28. It is understood and agreed that, subject to Section 5.28, no Structured Subsidiary shall be required to be a Guarantor as long as it remains a Structured Subsidiary as defined and described herein.
“Hazardous Materials” includes, without limitation, (a) solid or hazardous waste, as defined in the Resource Conservation and Recovery Act of 1980, 42 U.S.C. §6901 et seq. and its implementing regulations and amendments, or in any applicable state or local law or regulation, (b) any “hazardous substance”, “pollutant” or “contaminant”, as defined in CERCLA, or in any applicable state or local law or regulation, (c) gasoline, or any other petroleum product or by-product, including crude oil or any fraction thereof, (d) toxic substances, as defined in the Toxic Substances Control Act of 1976, or in any applicable state or local law or regulation and (e) insecticides, fungicides, or rodenticides, as defined in the Federal Insecticide, Fungicide, and Rodenticide Act of 1975, or in any applicable state or local law or regulation, as each such Act, statute or regulation may be amended from time to time.
“Hedge Counterparty” means any Lender that provides the initial funding of any Revolver Commitment on the Restatement Date or any Additional Lender that provides the funding of a Revolver

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Commitment on any Commitment Increase Date (but not any assignee of any of the foregoing Lenders) which Lender or Additional Lender has provided the Administrative Agent with a fully executed designation notice substantially in the form of Schedule A – Designation Notice, or any of their respective Affiliates, in each case solely until such Person has assigned all of its interests under this Agreement, that enters into a Hedging Agreement with the Borrower that is permitted by Section 5.35.
“Hedge Transaction” of any Person shall mean any transaction (including an agreement with respect thereto) now existing or hereafter entered into by such Person that is a rate swap, basis swap, forward rate transaction, commodity swap, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collateral transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.
“Hedging Agreement” means each agreement or amended and restated agreement between the Borrower and a Hedge Counterparty that governs one or more Hedge Transactions entered into pursuant to Section 5.35, which agreement shall consist of a “Master Agreement” in a form published by the International Swaps and Derivatives Association, Inc., together with a “Schedule” thereto in the form the Administrative Agent shall approve in writing, and each “Confirmation” thereunder confirming the specific terms of each such Hedge Transaction.
“Hedging Obligations” of any Person shall mean any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired under (i) any and all Hedge Transactions, (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any Hedge Transactions and (iii) any and all renewals, extensions and modifications of any Hedge Transactions and any and all substitutions for any Hedge Transactions.
“Hines” means either HMS Adviser LP or Hines Interests Limited Partnership.
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.
“Industry Classification Group” means any of the industry group classification groups that are currently in effect by Moody’s or may be subsequently established by Moody’s and provided by the Borrower to the Lenders.
“Information” has the meaning, for purposes of Section 9.09, specified in such Section 9.09.
“Insolvency Event” means, with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Insolvency Law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person’s affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Insolvency Law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or

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the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.
“Insolvency Laws” means the Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.
“Interest Coverage Ratio” means the ratio of Consolidated EBITDA to Consolidated Interest Expense.
“Interest Payment Date” means the ~~last Business~~fifth (5th) day of each month for both ABR Borrowings and Euro-Dollar Borrowings, or, if any such day is not a Business Day, the next succeeding Business Day.
“Interest Period” means, with respect to (i) the Interest Payment Date on April 5, 2020, the period from and including February 28, 2020 through and including March 31, 2020, and (ii) any Interest Payment Date thereafter, the period from and including the ~~previous Interest Payment Date (or, in the case of the initial Interest Period, from and including the Restatement Date)~~first calendar day of the month through and including the last calendar day ~~preceding such Interest Payment Date~~of the month.
“Internal Control Event” means a material weakness in, or fraud that involves management of the Borrower, Adviser or Sub-Adviser, which fraud has a material effect on the Borrower’s internal controls over public reporting.
“Investment” means any investment in any Person, whether by means of (i) purchase or acquisition of all or substantially all of the assets of such Person (or of a division or line of business of such Person), (ii) purchase or acquisition of obligations or securities of such Person, (iii) capital contribution to such Person, (iv) loan or advance to such Person, (v) making of a time deposit with such Person, (vi) Guarantee or assumption of any obligation of such Person or (vii) by any other means.
“Investment Company Act” means the Investment Company Act of 1940, as amended.
“Investment Documents” means, with respect to any Core Portfolio Investment or any Senior Bank Loan Investment, any related loan agreement, security agreement, mortgage, assignment, all guarantees, note purchase agreement, intercreditor and/or subordination agreements, and UCC financing statements and continuation statements (including amendments or modifications thereof) executed by the Obligor thereof or by another Person on the Obligor’s behalf in respect of such Core Portfolio Investment or Senior Bank Loan Investment and any related promissory note, including, without limitation, general or limited guaranties and, if requested by the Administrative Agent, for each Core Portfolio Investment secured by real property by a mortgage document, an Assignment of Mortgage, and for all Core Portfolio Investments or Senior Bank Loan Investments with a promissory note, an assignment thereof (which may be by allonge), in blank, signed by an officer of the Borrower.
“Investment File” means, as to any Core Portfolio Investments, those documents that are delivered to or held by the Collateral Custodian pursuant to the Custodial Agreement.
“Investment Grade Rating” means, as of any date of determination with respect to an Investment, such Investment has a rating of at least Baa3 from Moody’s Investors Service, BBB- from Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. or BBB- from Fitch Ratings Ltd.

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“Investment Policies” means those investment objectives, policies and restrictions of the Borrower as in effect on the Closing Date as delivered to the Administrative Agent and as later described in Borrower’s annual reports on Form 10K and other filings as filed with the Securities and Exchange Commission, and any modifications or supplements as may be adopted by the Borrower from time to time in accordance with this Agreement.
“Joinder Agreement” means a Joinder and Reaffirmation Agreement substantially in the form of Exhibit I.
“Largest Industry Classification Group” means, as of any date of determination, after giving effect to Advance Rates, the single Industry Classification Group to which a greater portion of the Borrowing Base has been assigned than any other single Industry Classification Group.
“Lender” means (a) the Swingline Lender and its successors and assigns and (b) each lender listed on the signature pages hereof as having a Revolver Commitment and such other Persons who may from time to time acquire a Revolver Commitment in accordance with the terms of this Agreement (as amended and from time to time in effect), and their respective successors and assigns.
“Lending Office” means, as to each Lender, its office located at its address set forth on the signature pages hereof (or identified on the signature pages hereof as its Lending Office) or such other office as such Lender may hereafter designate as its Lending Office by notice to the Borrower and the Administrative Agent.
“LIBO Rate” has the meaning set forth in Section 2.06(c).
“Lien” means, with respect to any asset, any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement which has the practical effect of constituting a security interest or encumbrance, servitude or encumbrance of any kind in respect of such asset to secure or assure payment of a Debt or a Guarantee, whether by consensual agreement or by operation of statute or other law, or by any agreement, contingent or otherwise, to provide any of the foregoing. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.
“Liquidity” means at any time the aggregate Cash, Cash Equivalents and Eligible Debt Securities of the Borrower and the Guarantors.
“Loan” means any loan arising from the extension of credit to an Obligor by the Borrower in the ordinary course of business of the Borrower.
“Loan Documents” means this Agreement, the Notes, the Collateral Documents, the Hedging Agreements, any other document evidencing or securing the Advances, the Custodial Agreement, and any other document or instrument delivered from time to time in connection with this Agreement, the Notes, the Collateral Documents, the Hedging Agreements, the Advances, as such documents and instruments may be amended or supplemented from time to time.
“Loan Fund Joint Venture” means either (i) HMS-ORIX SLF LLC or (ii) any other entity to which the Administrative Agent granted its prior written consent in its sole discretion, so long as, in either case, it is a Person in which a Loan Party directly or indirectly owns Permitted Capital Securities but for which no Loan Party, acting alone or in concert with the other Loan Parties, has the power to elect a majority of the board of directors or other managers and that satisfies the following requirements:

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(a)    the financial statements of such Person are not consolidated with the financial statements of any Loan Party;

(b)    no Loan Party’s interest in such Person such Person is an Eligible Investment;

(c)    such Person is formed and operated primarily for the purpose of originating and acquiring loan assets; and

(d)    except for the obligation to make any capital call commitment of a Loan Party to such Person that is not prohibited by Section 5.13 hereof,
(i)    no portion of the Debt or any other obligations (contingent or otherwise) of such Person (A) is Guaranteed by any Loan Party, (B) is recourse to or obligates any Loan Party in any way or (C) subjects any property of any Loan Party, directly or indirectly, contingently or otherwise, to the satisfaction thereof;
(ii)    no Loan Party has any material contract, agreement, arrangement or understanding with such Person other than on terms no less favorable to such Loan Party than those that might be obtained at the time from Persons that are not Affiliates of any Loan Party; and
(iii)    no Loan Party has any obligation to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results.
“Loan Parties” means collectively the Borrower and each Guarantor that is now or hereafter a party to any of the Loan Documents.
“LTV Investment” means any Investment that (i) does not include a financial covenant based on debt to EBITDA, debt to EBIT or a similar multiple of debt to operating cash flow, (ii) is designated as an LTV Investment by the Borrower at the time of its acquisition thereof and (iii) relies on a borrowing base computation as part of the underlying credit approval.
“Margin Stock” means “margin stock” as defined in Regulations T, U or X of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.
“Material Adverse Effect” means, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of (a) the financial condition, operations, business or properties of the Loan Parties and any of their respective Subsidiaries (other than the Structured Subsidiaries), taken as a whole, (b) the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents, or the ability of the Borrower or any other Loan Party to perform its obligations under the Loan Documents to which it is a party, as applicable, or (c) the legality, validity or enforceability of any Loan Document or (d) the Collateral, or the Administrative Agent’s Liens for the benefit of the Secured Parties on the Collateral or the priority of such Liens.
“Material Contract” has the meaning given such term in Section 4.33.

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“Maximum Lawful Rate” means the maximum lawful rate of interest which may be contracted for, charged, taken, received or reserved by the Lenders in accordance with the applicable laws of the State of New York (or applicable United States federal law to the extent that such law permits the Lenders to contract for, charge, take, receive or reserve a greater amount of interest than under New York law).
“Maximum Portfolio Advance Rate” means ~~seventy-five~~seventy-two and one-half percent (~~75~~72.5%).
“Minimum Liquidity Requirement” has the meaning given such term in Section 5.04.
“Mortgage” means, collectively any fee simple and leasehold mortgages, deeds of trust and deeds to secure debt by the Borrower, whether now existing or hereafter in effect, in form and content reasonably satisfactory to the Administrative Agent and in each case granting a Lien to the Administrative Agent (or a trustee for the benefit of the Administrative Agent) for the benefit of the Secured Parties in Collateral constituting real property (including certain real property leases) and related personalty, as such documents may be amended, modified or supplemented from time to time.
“Mortgaged Property” means, collectively, any Mortgaged Property (as defined in any Mortgage) covering the Properties.
“Mortgaged Property Security Documents” means collectively, any Mortgage and all other agreements, instruments and other documents, whether now existing or hereafter in effect, pursuant to which the Borrower or any Subsidiary grants or conveys to the Administrative Agent and the Secured Parties a Lien in, or any other Person acknowledges any such Lien in, real property as security for all or any portion of the Obligations, as any of them may be amended, modified or supplemented from time to time.
“Multiemployer Plan” has the meaning set forth in Section 4001(a)(3) of ERISA.
“Net Assets” means, at any time, the net assets of the Borrower and its Consolidated Subsidiaries that are Guarantors, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries prepared in accordance with GAAP; provided however, notwithstanding the foregoing to the contrary, solely for purposes of determining the Asset Coverage Ratio, “Net Assets” shall be determined with respect to the assets and liabilities of the Borrower and all of its Subsidiaries.
“Net Senior Leverage Ratio” means with respect to a Core Portfolio Investment, Debt Security or a Senior Bank Loan Investment either (a) the “Net Senior Leverage Ratio” or comparable definition set forth in the underlying Investment Documents for such Core Portfolio Investment, Debt Security or Senior Bank Loan Investment, or (b) in the case of any Core Portfolio Investment, Debt Security or Senior Bank Loan Investment with respect to which the related Underlying Instruments do not include a definition of “Net Senior Leverage Ratio” or comparable definition, the ratio of (i) the Senior Debt (including, without limitation, such Core Portfolio Investment, Debt Security or Senior Bank Loan Investment) of the applicable Obligor as of the date of determination minus the amount of unrestricted cash and cash equivalents of such Obligor as of such date to (ii) EBITDA of such Obligor with respect to the applicable Relevant Test Period, as calculated by the Borrower in good faith.
“Noteless Loan” means a Core Portfolio Investment or a Senior Bank Loan Investment with respect to which (i) the underlying Investment Documents do not require the Obligor to execute and deliver a promissory note to evidence the indebtedness created under such Core Portfolio Investment or Senior Bank Loan Investment; and (ii) no Loan Party nor any Subsidiary of a Loan Party has requested or

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received a promissory note from the related Obligor. Except as approved by the Administrative Agent in writing, no Loan Party nor any Subsidiary of a Loan Party shall request or receive a promissory note or other instrument from any Obligor in connection with a Noteless Loan.
“Notes” means collectively the Revolver Notes, the Swing Advance Note and any and all amendments, consolidations, modifications, renewals, substitutions and supplements thereto or replacements thereof. “Note” means any one of such Notes.
“Notice of Borrowing” has the meaning set forth in Section 2.02.
“Notice of Continuation or Conversion” has the meaning set forth in Section 2.03.
“Obligations” means the collective reference to all of the following indebtedness obligations and liabilities: (a) the due and punctual payment by the Borrower of: (i) the principal of and interest on the Notes (including without limitation, any and all Revolver Advances), when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and any renewals, modifications or extensions thereof, in whole or in part; (ii) each payment required to be made by the Borrower under this Agreement when and as due, including payments in respect of reimbursement of disbursements, interest thereon, and obligations, if any, to provide cash collateral and any renewals, modifications or extensions thereof, in whole or in part; and (iii) all other monetary obligations of the Borrower to the Secured Parties under this Agreement and the other Loan Documents to which the Borrower is or is to be a party and any renewals, modifications or extensions thereof, in whole or in part; (b) the due and punctual performance of all other obligations of the Borrower under this Agreement and the other Loan Documents to which the Borrower is or is to be a party, and any renewals, modifications or extensions thereof, in whole or in part; (c) the due and punctual payment (whether at the stated maturity, by acceleration or otherwise) of all obligations (including any and all Hedging Obligations arising under the Hedging Agreements and obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), indebtedness and liabilities of the Borrower, now existing or hereafter incurred under, arising out of or in connection with any and all Hedging Agreements and any renewals, modifications or extensions thereof (including, all obligations, if any, of the Borrower as guarantor under the Credit Agreement in respect of Hedging Agreements), and the due and punctual performance and compliance by the Borrower with all of the terms, conditions and agreements contained in any Hedging Agreement and any renewals, modifications or extensions thereof; (d) the due and punctual payment and performance of all indebtedness, liabilities and obligations of any one or more of the Borrower and Guarantors arising out of or relating to any Bank Products; (e) the due and punctual payment and performance of all indebtedness, liabilities and obligations of any one or more of the Borrower and Guarantors arising out of or relating to any Cash Management Services; and (f) the due and punctual payment and performance of all obligations of each of the Guarantors under the Credit Agreement and the other Loan Documents to which they are or are to be a party and any and all renewals, modifications or extensions thereof, in whole or in part.
“Obligor” means, with respect to any Portfolio Investment, the Person or Persons obligated to make payments pursuant to such Portfolio Investment, including any guarantor thereof.
“OFAC” means The Office of Foreign Assets Control of the U.S. Department of the Treasury.
“Officer’s Certificate” has the meaning set forth in Section 3.01(e).
“Operating Documents” means with respect to any corporation, limited liability company, partnership, limited partnership, limited liability partnership or other legally authorized incorporated or unincorporated entity, the bylaws, operating agreement, partnership agreement, limited partnership

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agreement, shareholder agreement or other applicable documents relating to the operation, governance or management of such entity.
“Organizational Action” means with respect to any corporation, limited liability company, partnership, limited partnership, limited liability partnership or other legally authorized incorporated or unincorporated entity, any corporate, organizational or partnership action (including any required shareholder, member or partner action), or other similar official action, as applicable, taken by such entity.
“Organizational Documents” means with respect to any corporation, limited liability company, partnership, limited partnership, limited liability partnership or other legally authorized incorporated or unincorporated entity, the articles of incorporation, certificate of incorporation, articles of organization, certificate of limited partnership or other applicable organizational or charter documents relating to the creation of such entity.
“Other Connection Taxes” means, with respect to the Administrative Agent, any Lender, or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to a Loan Document, or sold or assigned an interest in any Loan Document).
“Other Taxes” means all present or future stamp or documentary Taxes or any other excise or property Taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made following a request by the Borrower pursuant to this Agreement).
“Overadvance” has the meaning given such term in Section 2.01(c).
“overline” has the meaning given such term in Section 2.01(c).
“Participant” has the meaning assigned to such term in clause (d) of Section 9.07.
“Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56, signed into law October 26, 2001, as amended, modified, supplemented or restated from time to time.
“PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.
“Permitted Capital Securities” shall mean (i) with respect to HMS-ORIX SLF LLC, Capital Securities owned by a Loan Party as a direct result of capital contributions (cash or equity) by such Loan Party and (ii) with respect to any other Loan Fund Joint Venture, Capital Securities owned by a Loan Party in an amount not to exceed an amount determined by the Administrative Agent in its sole discretion.
“Permitted Encumbrances” means Liens described in Section 5.14.
“Person” means a natural person, a corporation, a limited liability company, a partnership (including without limitation, a joint venture), an unincorporated association, a trust or any other entity or organization, including, but not limited to, a Governmental Authority.

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“Plan” means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of any member of the Controlled Group or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding 5 plan years made contributions.
“Platform” means any electronic system, including Intralinks®, ClearPar® and any other internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Administrative Agent or any of its respective Related Parties or any other Person, providing for access to data protected by passcodes or other security system.
“Pledge Agreement” means the Amended and Restated Equity Pledge Agreement, dated as of the Closing Date, substantially in the form of Exhibit K, pursuant to which Borrower and, if applicable, Guarantors pledge to the Administrative Agent for the benefit of the Secured Parties, among other things, (i) all of the capital stock and equity interests of the Guarantors and of each other current or future Subsidiary of the Borrower and Guarantors except Foreign Subsidiaries or Structured Subsidiaries; and (ii) sixty-five percent (65%) of the capital stock and equity interests of each current or future Foreign Subsidiary (other than Structured Subsidiaries).
“Portfolio Investment” means an investment made by the Borrower in the ordinary course of business and consistent with the Investment Policies in a Person that is accounted for under GAAP as a portfolio investment of the Borrower. Portfolio Investments shall include Cash, Cash Equivalents, Core Portfolio Investments, Senior Bank Loan Investments and Debt Securities. Without limiting the generality of the foregoing, it is understood and agreed that any Portfolio Investments that have been contributed or sold, purported to be contributed or sold, or otherwise transferred to any Structured Subsidiary, or held by any Structured Subsidiary, or which secure obligations of any Structured Subsidiary, shall not be treated as Portfolio Investments.
“Pre-Positioned Investment” means any Investment that will be funded with the proceeds of an Advance hereunder and which is designated by the Borrower in writing to the Administrative Agent as a “Pre-Positioned Investment”.
“Prime Rate” means the rate of interest, as published in the “Money Rates” section of The Wall Street Journal, or if not so published, the “Prime Rate” as published in a newspaper of general circulation selected by the Administrative Agent in its sole discretion; if a prime rate range is given, then the average of such range shall be used; in the event that the Prime Rate is no longer published, the Administrative Agent shall designate a new index based upon comparable data and methodology.
“Proceeds” shall have the meaning given to it under the UCC and shall include without limitation the collections and distributions of Collateral, cash or non-cash.
“Property” or “Properties” means one or more of all real property owned, leased or otherwise used or occupied by a Loan Party or any Subsidiary of a Loan Party, wherever located.
“Quarterly Payment Date” means each of April ~~1~~5, July ~~1~~5, October ~~1~~5 and January ~~1~~5, or, if any such day is not a Business Day, the next succeeding Business Day.
“Quoted Investment” means a Portfolio Investment for which market quotations are readily available from an Approved Pricing Service, or, in the case of Eligible Quoted Senior Bank Loan Investments,

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from an Approved Pricing Service or an Approved Dealer. All Eligible Quoted Senior Bank Loan Investments and Eligible Debt Securities must be Quoted Investments.
“Receivables” shall have the meaning assigned to the term “Accounts” in the Security Agreement.
“Redeemable Preferred Securities” of any Person means any preferred stock or similar Capital Securities (including, without limitation, limited liability company membership interests and limited partnership interests) issued by such Person which is at any time prior to the Termination Date either (i) mandatorily redeemable (by sinking fund or similar payments or otherwise) or (ii) redeemable at the option of the holder thereof.
“Register” has the meaning set forth in Section 9.07(c).
“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.
“Related Property” means, with respect to any Portfolio Investment, any property or other assets of the Obligor thereunder pledged or purported to be pledged as collateral to secure the repayment of such Portfolio Investment.
“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.
“Relevant Test Period” means with respect to each Obligor on a Debt Security or a Senior Bank Loan Investment, the relevant test period for the calculation of Net Senior Leverage Ratio or Cash Interest Coverage Ratio, as applicable, for such Debt Security or Senior Bank Loan Investment in accordance with the related underlying Investment Documents or, if no such period is provided for therein, each period of the last four consecutive reported fiscal quarters of the principal Obligor on such Debt Security or Senior Bank Loan Investment; provided that with respect to any Debt Security or Senior Bank Loan Investment for which the relevant test period is not provided for in the related underlying Investment Documents, if four (4) consecutive fiscal quarters have not yet elapsed since the closing date of the relevant underlying Investment Documents, “Relevant Test Period” shall initially include the period from such closing date to the end of the fourth fiscal quarter thereafter, and shall subsequently include each period of the last four (4) consecutive reported fiscal quarters of such Obligor.
“Required Lenders” means at any time Lenders having at least 50.01% of the aggregate amount of the Revolver Commitments or, if the Revolver Commitments are no longer in effect, Lenders holding at least 50.01% of the aggregate outstanding principal amount of the Revolver Notes; provided, however, that the Revolver Commitments and any outstanding Revolver Advances of any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders; provided, further, that at least three (3) Lenders, including the Administrative Agent, shall be required to constitute “Required Lenders” hereunder.
“Responsible Officer” means, as to any Person, the president, chief executive officer, chief financial officer, senior vice president, vice president, senior managing director or treasurer of such Person.
“Restatement Date” means March 6, 2017.
“Restricted Payment” means (i) any dividend or other distribution on any shares of the Borrower’s Capital Securities (except dividends payable solely in shares of its Capital Securities); (ii) any

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payment of management, consulting, advisory or similar fees; or (iii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any shares of the Borrower’s Capital Securities (except shares acquired upon the conversion thereof into other shares of its Capital Securities) or (b) any option, warrant or other right to acquire shares of the Borrower’s Capital Securities.
“Revolver Advance” means an Advance made to the Borrower under this Agreement pursuant to Section 2.01.
“Revolver Commitment” means, with respect to each Lender, (i) the amount set forth opposite the name of such Lender on Schedule B, as the same may be amended or modified from time to time pursuant to the terms hereof, or (ii) as to any Lender which enters into an Assignment and Assumption (whether as transferor Lender or as assignee thereunder), the amount of such Lender’s Revolver Commitment after giving effect to such Assignment and Assumption, in each case as such amount may be reduced from time to time pursuant to Section 2.08 or terminated pursuant to Section 2.09.
“Revolver Notes” means (a) the promissory notes of the Borrower, substantially in the form of Exhibit B-1 hereto, evidencing the obligation of the Borrower to repay the Revolver Advances, together with all amendments, consolidations, modifications, renewals, substitutions and supplements thereto or replacements thereof and “Revolver Note” means any one of such Revolver Notes.
“RIC” or “regulated investment company” shall mean an investment company or business development company that qualifies for the special tax treatment provided for by subchapter M of the Code.
“Sale/Leaseback Transaction” means any arrangement with any Person providing, directly or indirectly, for the leasing by any Loan Party or any of its Subsidiaries of real or personal property which has been or is to be sold or transferred by any Loan Party or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of any Loan Party or such Subsidiary.
“Sanctioned Entity” shall mean (i) a country or a government of a country, (ii) an agency of the government of a country, (iii) an organization directly or indirectly controlled by a country or its government, (iv) a person or entity resident in or determined to be resident in a country, that is subject to a country sanctions program administered and enforced by OFAC described or referenced at http://www.ustreas.gov/offices/enforcement/ofac/ or as otherwise published from time to time.
“Second Largest Industry Classification Group” means, as of any date of determination, after giving effect to Advance Rates, the single Industry Classification Group to which a greater portion of the Borrowing Base has been assigned than any other single Industry Classification Group other than the Largest Industry Classification Group.
“Secured Parties” shall mean collectively: (1) the Administrative Agent in its capacity as such under this Agreement, the Collateral Documents and the other Loan Documents; (2) the Lenders, (3) the Hedge Counterparties in their capacity as such under the Hedging Agreements; (4) any Bank Product Bank or Cash Management Bank; and (5) except as otherwise provided in the definitions of “Bank Products”, “Cash Management Services” and “Hedging Counterparties,” the successors and assigns of the foregoing.
“Security Agreement” means the Amended and Restated General Security Agreement, substantially in the form of Exhibit J, by and between the Borrower, the Guarantors and the Administrative Agent for the benefit of the Secured Parties to be executed and delivered in connection herewith.

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“Senior Bank Loan Investment” means a Portfolio Investment constituting a Debt obligation (including without limitation term loans, over-the-counter debt securities, middle market investments, the funded portion of revolving credit lines and letter of credit facilities and other similar loans and investments including interim loans) which is made by Borrower as a lender under a syndicated loan or credit facility.
“Senior Debt” means all Debt of any Person other than Debt that is junior or subordinated in right of payment or upon liquidation.
“Significant Unsecured Indebtedness Event” means that the aggregate principal amount of unsecured Debt of the Borrower and its Subsidiaries exceeds, at any time of determination, the sum of (A) the excess of the Borrowing Base over the Covered Debt Amount plus (B) 30% of the shareholder’s equity in the Structured Subsidiary (as calculated by the Consolidated Tangible Net Worth less the Consolidated Tangible Net Worth of the Loan Parties).
“SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s Website.
“Special Purpose Subsidiary” shall mean any single purpose Subsidiary created for the purpose of holding specific assets.
“Standard Securitization Undertakings” means, collectively, (a) customary arms-length servicing obligations (together with any related performance guarantees), (b) obligations (together with any related performance guarantees) to refund the purchase price or grant purchase price credits for breach of representations and warranties referred to in clause (c), and (c) representations, warranties, covenants and indemnities (together with any related performance guarantees) of a type that are reasonably customary in commercial loan securitizations (in each case in clauses (a), (b) and (c) excluding obligations related to the collectability of the assets sold (other than representations made at the time of the transfer of such assets that, to the actual knowledge of the transferor, no event has occurred and is continuing which could reasonably be expected to affect the collectability of such assets or cause them not to be paid in full) or the creditworthiness of the underlying obligors and excluding obligations that constitute credit recourse).
“Structured Subsidiaries” means a direct or indirect Subsidiary of the Borrower which engages in no material activities other than in connection with the purchase or financing of assets from the Loan Parties or any other Person, and which is designated by the Borrower (as provided below) as a Structured Subsidiary, so long as:
(a)    no portion of the Debt or any other obligations (contingent or otherwise) of such Subsidiary (i) is Guaranteed by any Loan Party (other than Guarantees in respect of Standard Securitization Undertakings), (ii) is recourse to or obligates any Loan Party in any way other than pursuant to Standard Securitization Undertakings or (iii) subjects any property of any Loan Party (other than property that has been contributed or sold or otherwise transferred to such Subsidiary in accordance with the terms of Section 5.17), directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings or any Guarantee thereof;
(b)    no Loan Party has any material contract, agreement, arrangement or understanding with such Subsidiary other than on terms no less favorable to such Loan Party than those that might be obtained at the time from Persons that are not Affiliates of any Loan Party, other than fees payable in the ordinary course of business in connection with servicing loan assets; and

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(c)    no Loan Party has any obligation to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results.
Except as provided in the next sentence, any such designation by the Borrower shall be effected pursuant to a certificate of a Responsible Officer delivered to the Administrative Agent, which certificate shall include a statement to the effect that, to the best of such Responsible Officer’s knowledge, such designation complied with the foregoing conditions. Notwithstanding anything herein to the contrary, any such Subsidiary (and any other Subsidiary designated by the Borrower from time to time as a “Structured Subsidiary” pursuant hereto) shall not be deemed a Structured Subsidiary if it does not comply with all of the foregoing conditions in this definition. Each Subsidiary of a Structured Subsidiary shall be deemed to be a Structured Subsidiary and shall comply with the foregoing requirements of this definition.
“Sub-Adviser” means MSC Adviser I, LLC, a Delaware limited liability company or any permitted assignee approved by the Administrative Agent pursuant to Section 5.45 hereof.
“Sub-Advisory Agreement” means any Investment Sub-Advisory Agreement executed by and among the Adviser, Sub-Adviser, Main Street Capital Corporation and Borrower, and any and all amendments, supplements, modifications or replacements thereto as approved by the Administrative Agent pursuant to the terms of this Agreement.
“Subsidiary” of any Person means a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interest having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person; provided however, the term “Subsidiary” shall not include any Person that constitutes an investment made by the Borrower or a Subsidiary in the ordinary course of business and consistently with the Investment Policies in a Person that is accounted for under GAAP as a portfolio investment of the Borrower. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower. For the avoidance of doubt, a Loan Fund Joint Venture shall be deemed not to be a Subsidiary of any Loan Party.
“Swing Advance” means an Advance made by the Swingline Lender pursuant to Section 2.01, which must be an ABR Advance.
“Swing Advance Note” means the promissory note of the Borrower, substantially in the form of Exhibit B-2, evidencing the obligation of the Borrower to repay the Swing Advances, together with all amendments, consolidations, modifications, renewals, and supplements thereto.
“Swing Borrowing” means a borrowing hereunder consisting of Swing Advances made to the Borrower by the Swingline Lender pursuant to Article II.
“Swingline Lender” means ~~EverBank~~TIAA, in its capacity as lender of Swing Advances hereunder.
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Term SOFR” means the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

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“Termination Date” means the earlier to occur of (i) March 6, ~~2020~~2022 or such date as extended pursuant to Section 2.15, (ii) the date the Revolver Commitments are terminated pursuant to Section 6.01 following the occurrence of an Event of Default, or (iii) the date the Borrower terminates the Revolver Commitments entirely pursuant to Section 2.08.
“Third Parties” means all lessees, sublessees, licensees and other users of the Properties, excluding those users of the Properties in the ordinary course of the Borrower’s business and on a temporary basis.
“TIAA” shall have the meaning set forth in the preamble hereto.
“Title Policy” means with respect to each Mortgaged Property, the mortgagee title insurance policy (together with such endorsements as the Administrative Agent may reasonably require) issued to the Administrative Agent in respect of such Mortgaged Property by an insurer selected by the Administrative Agent, insuring (in an amount satisfactory to the Administrative Agent) the Lien of the Administrative Agent for the benefit of the Secured Parties on such Mortgaged Property to be duly perfected and first priority, subject only to such exceptions as shall be acceptable to the Administrative Agent.
“Total Unused Revolver Commitments” means at any date, an amount equal to: (A) the aggregate amount of the Revolver Commitments of all of the Lenders at such time, less (B) the sum of the aggregate outstanding principal amount of the Revolver Advances of all of the Lenders at such time.
“UCC” means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.
“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.
“Underlying Instruments” means the underlying loan agreement, credit agreement, indenture or other agreement evidencing any Debt Security or Senior Bank Loan Investment, together with each other agreement that governs the terms of or secures the obligations represented by such Debt Security or Senior Bank Loan Investment or, the terms of which the holders of such Debt Security or Senior Bank Loan Investment are the beneficiaries.
“Unquoted Investment” means a Portfolio Investment for which market quotations from an Approved Pricing Service, or, in the case of Eligible Senior Bank Loan Investments, an Approved Pricing Service or Approved Dealer, are not readily available. Only Cash, Cash Equivalents, Eligible Core Portfolio Investments and Eligible Unquoted Senior Bank Loan Investments may be Unquoted Investments.
“Unrestricted Cash and Cash Equivalents” means, as of any date of determination, the Cash and Cash Equivalents of Borrower to the extent that such Cash and Cash Equivalents (a) are free and clear of all Liens (other than Liens permitted under Sections 5.14(j) and 5.14(l)), any legal or equitable claim or other interest held by any other Person, and any option or right held by any other Person to acquire any such claim or other interest, (b) are not subject to any restriction pursuant to any provision of any outstanding Capital Securities issued by any Person or of any Material Contract to which it is a party or by which it or any of its property is bound (other than the Loan Documents) and (c) are the subject of a control agreement that creates a valid and perfected first-priority security interest in and lien in favor of the Administrative Agent for the benefit of the Secured Parties.

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“Unused Commitment” means at any date, with respect to any Lender, an amount equal to its Revolver Commitment less the sum of the aggregate outstanding principal amount of the sum of its Revolver Advances.
“Unused Commitment Fee” has the meaning set forth in Section 2.07(a).
“Upfront Lender Fee” has the meaning set forth in Section 2.07(c).
“Value” means, as of any date of determination, the value assigned by the Borrower to each of its Portfolio Investments as provided below:
(a)     Quoted Investments. With respect to Quoted Investments, the Borrower shall, not less frequently than once per week, or upon request of the Administrative Agent, determine the market value of such Portfolio Investments in accordance with the following methodologies, as applicable:
(i)     in the case of any Portfolio Investment traded on an exchange, the closing price for such Portfolio Investment most recently posted on such exchange;
(ii)     in the case of any Portfolio Investment not traded on an exchange, the fair market value thereof as determined by an Approved Pricing Service or other quotation acceptable to the Administrative Agent in its sole discretion; and
(iii)    in the case of any Eligible Quoted Senior Bank Loan Investment not traded on an exchange or priced by an Approved Pricing Service, the average ask and bid prices as determined by two Approved Dealers selected by the Borrower; provided, however, that to the extent a single agent or counterparty makes the market in the Eligible Quoted Senior Bank Loan Investment, the average ask and bid prices as determined by the single Approved Dealer shall be used.
(b)     Unquoted Investments. (i) With respect to Unquoted Investments, the fair value of such Investment shall be determined, not less frequently than once per Fiscal Quarter, in accordance with, the Investment Company Act and any orders of the Securities and Exchange Commission by the Board of Directors of the Borrower in its good faith judgment and consistent with past practices as described in the Borrower’s reports and other filings filed with the Securities and Exchange Commission as such practices may be amended from time to time in accordance with the last sentence in this definition of “Value”, including consideration of valuation procedures of a third-party valuation firm selected by the Borrower and reasonably acceptable to the Administrative Agent, and as approved by the Administrative Agent in its reasonable credit judgment. The valuation practices described in the Borrower’s reports and other filings filed with the Securities and Exchange Commission may be amended from time to time provided that the Borrower shall furnish to the Administrative Agent, prior to the effective date of any such amendment or modification, prompt notice of any changes in such practices and shall not agree or otherwise permit to occur any modification of such practices in any manner that would or would reasonably be expected to adversely affect the interests or remedies of the Administrative Agent or the Secured Parties under this Agreement or any Loan Document or impair the collectability of any Investment without the prior written consent of the Administrative Agent (in its sole discretion).
(ii)    In addition to receiving third-party portfolio valuation reports from the Borrower, the Administrative Agent shall be permitted to engage the services of an independent valuation firm in a manner consistent with its existing procedures to provide assistance in the

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determination of any Unquoted Investments whose Net Senior Leverage Ratio (A) is more than 1.0x greater than the Net Senior Leverage Ratio measured as of the Restatement Date or thereafter at the time of the original acquisition by the Borrower thereof, as the case may be and has Net Senior Leverage Ratio greater than 4.0x or (B) has negative EBITDA for two consecutive fiscal quarters and is not an LTV Investment.
“Value Triggering Event” means after the related Advance with respect to a Debt Security or a Senior Bank Loan Investment, such Debt Security or Senior Bank Loan Investment has a Value of less than 65% of par value and the occurrence of any one of more of the following events:
(a)    the Net Senior Leverage Ratio for any Relevant Test Period of the related Obligor with respect to such Debt Security or Senior Bank Loan Investment is (i) greater than 3.50 and (ii) greater than 0.50 higher than the original Net Senior Leverage Ratio on the date that the investment in the Debt Security or Senior Bank Loan Investment was made by Borrower; or
(b)     the Cash Interest Coverage Ratio for any Relevant Test Period of the related Obligor with respect to such Debt Security or Senior Bank Loan Investment is (i) less than 1.50 to 1.00 and (ii) less than 85% of the original Cash Interest Coverage Ratio on the date that the investment in the Debt Security or Senior Bank Loan Investment was made by Borrower; or
(c)    an Obligor payment default under such Debt Security or Senior Bank Loan Investment (after giving effect to any grace and/or cure period set forth in the applicable loan agreement, but not to exceed five days) (including in respect of the acceleration of the debt under the applicable loan agreement); or
(d)     a default as to all or any portion of one or more payments of principal or interest has occurred in relation to any other senior or pari passu obligation for borrowed money of the related Obligor (after giving effect to any grace and/or cure period set forth in the applicable loan agreement, but not to exceed five days); or
(e)    the failure of the related Obligor to deliver (i) with respect to quarterly reports, any financial statements (including unaudited financial statements) to the Administrative Agent sufficient to calculate any applicable Net Senior Leverage Ratio of the related Obligor by the date that is no later than ninety (90) days after the end of the first, second or third quarter of any fiscal year, and (ii) with respect to annual reports, any audited financial statements to the Administrative Agent sufficient to calculate any applicable Net Senior Leverage Ratio of the related Obligor by the date that is no later than one hundred and fifty (150) days after the end of any fiscal year; or
(f)     any amendment or waiver of, or modification or supplement to, an Underlying Instrument governing a Loan executed on or effected on or after the date on which the Borrower acquired such Loan is entered into that amends, waives, forbears, supplements or otherwise modifies in any way the definition of “Net Senior Leverage Ratio” or “Cash Interest Coverage Ratio” (or any respective comparable definition in the applicable Underlying Instrument) or the definition of any component thereof in a manner that, in the reasonable discretion of the Administrative Agent, is materially adverse to the Administrative Agent or any Lender.
“Volcker Rule” means Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder.
“Voting Stock” means securities (as such term is defined in Section 2(1) of the Securities Act of 1933, as amended) of any class or classes, the holders of which are ordinarily, in the absence of

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contingencies, entitled to cast votes in any election of any corporate directors (or Persons performing similar functions).
“Weighted Average Net Senior Leverage Ratio” means, as of any date of determination, an amount equal (i) to the product of (x) the aggregate sum, with respect to each Eligible Investment included in the Borrowing Base (excluding Cash and Cash Equivalents), of the Net Senior Leverage Ratio for the obligor of such Eligible Investment of all Indebtedness that has a ranking of payment or lien priority senior to or pari passu with and including the tranche that includes such Eligible Investment, times (y) the Value of such Eligible Investment as of such date, divided by (ii) the aggregate of the Values of all such Eligible Investments, rounded up to the nearest 0.01.
“Weighted Average Yield Test” means, as of any date of determination, an amount equal (i) to the product of (x) the aggregate sum, with respect to each Eligible Investment included in the Borrowing Base (excluding Cash and Cash Equivalents), of the per annum rate of current cash interest for such Eligible Investments, times (y) the Value of such Eligible Investment as of such date, divided by (ii) the aggregate of the Values of all such Eligible Investments, rounded up to the nearest 0.01.
“Wholly Owned Subsidiary” means any Subsidiary all of the Capital Securities of which are at the time directly or indirectly owned by the Borrower.
SECTION 1.02.    Accounting Terms and Determinations. Unless otherwise specified herein, all terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the Borrower’s independent public accountants or otherwise required by a change in GAAP) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Administrative Agent for distribution to the Lenders, unless with respect to any such change concurred in by the Borrower’s independent public accountants or required or permitted by GAAP, in determining compliance with any of the provisions of this Agreement or any of the other Loan Documents: (i) the Borrower shall have objected to determining such compliance on such basis at the time of delivery of such financial statements, or (ii) the Required Lenders shall so object in writing within 30 days after the delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 5.01 hereof, shall mean the financial statements referred to in Section 4.04).
SECTION 1.03.    Use of Defined Terms. All terms defined in this Agreement shall have the same meanings when used in any of the other Loan Documents, unless otherwise defined therein or unless the context shall otherwise require.
SECTION 1.04.    Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular

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provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time; (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights; and (g) titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.
ARTICLE II
THE CREDIT
SECTION 2.01.    Commitments to Make Advances. (a) Each Lender severally agrees, on the terms and conditions set forth herein, to make Revolver Advances to the Borrower from time to time before the Termination Date; provided that, immediately after each such Revolver Advance is made, the aggregate outstanding principal amount of Revolver Advances by such Lender shall not exceed the amount of the Revolver Commitment of such Lender at such time, provided further that the aggregate principal amount of all Revolver Advances shall not exceed the: lesser of: (1) the Borrowing Base; and (2) the aggregate amount of the Revolver Commitments of all of the Lenders at such time. Each Revolver Advance shall be in an aggregate principal amount of $1,000,000 or any larger multiple of $100,000 (except that any such Revolver Advance may be in the aggregate amount of the Total Unused Revolver Commitments) and shall be made from the several Lenders ratably in proportion to their respective Revolver Commitments. Within the foregoing limits, the Borrower may borrow under this Section, repay or, to the extent permitted by Section 2.10, prepay Revolver Advances and reborrow under this Section 2.01 at any time before the Termination Date.
(b)    In addition to the foregoing, the Swingline Lender shall from time to time, upon the request of the Borrower by delivery of a Notice of Borrowing to the Administrative Agent, if the conditions precedent in Article III have been satisfied, make Swing Advances to the Borrower in an aggregate principal amount at any time outstanding not exceeding $5,000,000; provided that, immediately after such Swing Advance is made, the aggregate principal amount of all Revolver Advances and Swing Advances shall not exceed the lesser of: (1) the Borrowing Base; and (2) the aggregate amount of the Revolver Commitments of all of the Lenders at such time. Each Swing Advance under this Section 2.01 shall be in an aggregate principal amount of $500,000 or any larger multiple of $100,000. Within the foregoing limits, the Borrower may borrow Swing Advances under this Section 2.01, prepay and reborrow Swing Advances under this Section 2.01 at any time before the Termination Date. Solely for purposes of calculating fees under Section 2.07, Swing Advances shall not be considered a utilization of an Advance of the Swingline Lender or any other Lender hereunder. At any time, upon the request of the Swingline Lender, each Lender other than the Swingline Lender shall, on the third Business Day after such request is made, purchase a participating interest in Swing Advances in an amount equal to its Applicable Percentage of such Swing Advances. On such third Business Day, each Lender will immediately transfer to the Swingline Lender, in immediately available funds, the amount of its participation. Whenever, at any time after the Swingline Lender has received from any such Lender its participating interest in a Swing Advance, the Administrative Agent receives any payment on account thereof, the Administrative Agent will distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s participating interest was outstanding and funded); provided, however, that in the event that such payment received by the Administrative Agent is required to be returned, such Lender will return to the Administrative Agent any portion thereof previously distributed by the Administrative Agent to it. Each Lender’s obligation to purchase such participating interests shall be absolute and unconditional and shall not be affected by any circumstance, including: (i) any set-off, counterclaim, recoupment, defense or other right which such Lender or any other Person may have against the Swingline Lender requesting such purchase or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default, Event of

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Default or the termination of the Commitments; (iii) any adverse change in the condition (financial, business or otherwise) of the Borrower, any Loan Party or any other Person; (iv) any breach of this Agreement by any Loan Party or any other Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

(c)    In the event the unpaid principal amount of the outstanding Advances ever exceeds the amount of the Notes, Borrower agrees to pay the excess amount (an "overline") immediately upon demand by the Administrative Agent.  In the event the unpaid principal amount of the outstanding Advances ever exceeds the Borrowing Base, Borrower agrees to pay the excess amount (an "overadvance") immediately upon demand by the Administrative Agent.   Overlines and overadvances shall bear interest at the rate stated in the Note.  If not sooner paid, interest on overlines and overadvances shall be paid on the last day of each month, until the Termination Date.  Upon request of the Administrative Agent, Borrower shall execute a promissory note, payable to the order of ~~EverBank~~TIAA, to represent the amount of any overline and any overadvance; however, Borrower acknowledges and agrees that the records of the Administrative Agent and this Agreement shall constitute conclusive evidence of any overline or overadvance and the obligation of Borrower to repay any overline and overadvance, with interest. All overlines and overadvances for which the Administrative Agent has not demanded payment earlier, and all unpaid and accrued interest on overlines and overadvances not due and payable earlier, shall be due and payable on the Termination Date.  Borrower acknowledges and agrees that ~~EverBank~~TIAA is not obligated to fund any Advance that would create an overline or an overadvance.

SECTION 2.02.    Method of Borrowing Advances.
(a)    For Revolver Advances, the Borrower shall give the Administrative Agent notice in the form attached hereto as Exhibit A (a “Notice of Borrowing”) prior to (i) 12:00 P.M. (Eastern time) at least one Business Day before each ABR Borrowing, and (ii) 11:00 A.M. (Eastern time) at least ~~three~~one (~~3~~1) Euro-Dollar Business ~~Days~~Day before each Euro-Dollar Borrowing, specifying:
(i)    the date of such Borrowing, which shall be a Business Day in the case of an ABR Borrowing and a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

(ii)    the aggregate amount of such Borrowing,

(iii)    whether the Revolver Advances comprising such Borrowing are to be ABR Advances or Euro-Dollar Advances and

(iv)    in the case of a Euro-Dollar Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.
(b)    Upon receipt of a Notice of Borrowing requesting Revolver Advances, the Administrative Agent shall promptly notify each Lender of the contents thereof and of such Lender’s ratable share of such Borrowing and such Notice of Borrowing, once received by the Administrative Agent, shall not be revocable by the Borrower.
(c)    Not later than 11:00 A.M. (Eastern time) on the date of each Borrowing, each Lender shall make available its ratable share of such Borrowing, in Federal or other funds immediately available in Houston, Texas, to the Administrative Agent at its address referred to in or specified pursuant to Section 9.01. Unless the Administrative Agent determines that any applicable condition specified in Article III has not been satisfied, the Administrative Agent will disburse the funds so received from the Lenders to the Borrower.

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(d)    Notwithstanding anything to the contrary contained in this Agreement, no Euro-Dollar Borrowing may be made if there shall have occurred a Default, which Default shall not have been cured or waived.
(e)    In the event that a Notice of Borrowing fails to specify whether the Revolver Advances comprising such Borrowing are to be ABR Advances or Euro-Dollar Advances, such Revolver Advances shall be made as ABR Advances. If the Borrower is otherwise entitled under this Agreement to repay any Revolver Advances maturing at the end of an Interest Period applicable thereto with the proceeds of a new Borrowing, and the Borrower fails to repay such Revolver Advances using its own moneys and fails to give a Notice of Borrowing in connection with such new Borrowing, a new Borrowing shall be deemed to be made on the date such Revolver Advances mature in an amount equal to the principal amount of the Revolver Advances so maturing, and the Revolver Advances comprising such new Borrowing shall be ABR Advances.
(f)    Intentionally Omitted.
(g)    For Swing Advances, the Borrower shall give the Administrative Agent notice in the form of a Notice of Borrowing prior to 1:00 P.M. (Eastern time) on the Business Day of the Swing Advance, specifying (i) the aggregate amount of such Advance, (ii) that it shall be a Swing Advance. All Swing Advances will be deemed to be an ABR Advance. Unless the Administrative Agent determines that any applicable condition specified in Article III has not been satisfied, the Swingline Lender will make available to the Borrower the amount of any such Swing Advance.
SECTION 2.03.    Continuation and Conversion Elections. By delivering a notice (a “Notice of Conversion”), which shall be substantially in the form of Exhibit C, to the Administrative Agent on or before 12:00 P.M., Eastern time, on a Business Day (or Euro-Dollar Business Day, in the case of Euro-Dollar Advances outstanding), the Borrower may from time to time irrevocably elect, by notice one Business Day prior in the case of a conversion to ABR Advances or ~~three~~one (~~3~~1) Euro-Dollar Business ~~Days~~Day prior in the case of a conversion to Euro-Dollar Advances, that all, or any portion in an aggregate principal amount of $1,000,000 or any larger integral multiple of $100,000 be, (i) in the case of ABR Advances, converted into Euro-Dollar Advances or (ii) in the case of Euro-Dollar Advances, converted into ABR Advances; provided, however, that (x) each such conversion shall be pro rated among the applicable outstanding Revolver Advances of all Lenders that have made such Revolver Advances, and (y) no portion of the outstanding principal amount of any Revolver Advances may be continued as, or be converted into, any Euro-Dollar Advance when any Default has occurred and is continuing. In the absence of delivery of (i) a timely Notice of Conversion with respect to any ABR Advance, such ABR Advance shall continue as an ABR Advance or (ii) a Notice of Conversion with respect to any Euro-Dollar Advance at least three (3) Euro-Dollar Business Days before the last day of the then current Interest Period with respect thereto, such Euro-Dollar Advance shall, on such last day, automatically continue as a Euro-Dollar Advance.
SECTION 2.04.    Notes. The Revolver Advances of each Lender shall be evidenced by a single Revolver Note payable to the order of such Lender for the account of its Lending Office in an amount equal to the original principal amount of such Lender’s Revolver Commitment. The Swing Advances of the Swingline Lender shall be evidenced by a single Swing Advance Note payable to the order of the Swingline Lender in an amount equal to the original principal amount of $5,000,000. Upon receipt of each Lender’s Note pursuant to Section 3.01, the Administrative Agent shall deliver such Note to such Lender. Interest on the daily outstanding principal amount of each Note shall be payable on each Interest Payment Date. Each Lender shall record, and prior to any transfer of its Note shall endorse on the schedule forming a part thereof appropriate notations to evidence, the date, amount and maturity of, and effective interest rate for, each Advance made by it, the date and amount of each payment of principal made by the Borrower with respect thereto and such schedule shall constitute rebuttable presumptive evidence of the

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principal amount owing and unpaid on such Lender’s Note; provided that the failure of any Lender to make, or any error in making, any such recordation or endorsement shall not affect the obligation of the Borrower hereunder or under the Note or the ability of any Lender to assign its Notes. Each Lender is hereby irrevocably authorized by the Borrower so to endorse its Notes and to attach to and make a part of any Note a continuation of any such schedule as and when required.
SECTION 2.05.    Maturity of Advances. Each Advance included in any Borrowing or Swing Borrowing shall mature, and the principal amount thereof, together with all accrued unpaid interest thereon, shall be due and payable on the Final Maturity Date.
SECTION 2.06.    Interest Rates.
(a)    “Applicable Margin” means (a) with respect to any ABR Advance, ~~1.75~~1.60% and (b) with respect to any Euro-Dollar Advance, ~~2.75~~2.60%.
(b)    ABR Advances shall bear interest on each day during each Interest Period at a rate per annum equal to the product of (i) the ABR as of the first day of the month in which such Advance is made plus the Applicable Margin multiplied by (ii) the outstanding amount of ABR Advances on such day.  Such interest shall be payable on each applicable Interest Payment Date.  Any overdue principal of and, to the extent permitted by applicable law, overdue interest on any ABR Advance shall bear interest, payable on demand, for each day until paid in full at a rate per annum equal to the Default Rate.
(c)    Euro-Dollar Advances shall bear interest on each day during each Interest Period at a rate per annum equal to the product of (i) (1) the Applicable Margin, plus (2) the applicable ~~Adjusted~~ LIBO Rate for such Interest Period multiplied by (ii) the outstanding amount of Euro-Dollar Advances on such day.  Such interest shall be payable on each applicable Interest Payment Date.  Any overdue principal of and, to the extent permitted by applicable law, overdue interest on any Euro-Dollar Advance shall bear interest, payable on demand, for each day until paid in full at a rate per annum equal to the Default Rate.
The “LIBO Rate” means, with respect to any Interest Period, the rate per annum at which Eurodollar deposits in the London interbank market for one month are quoted on Reuters LIBOR O1 screen, two (2) Business Days prior to the first day of such Interest Period; provided that, in the event such rate is not available at such time for any reason, then the rate for such Interest Period shall be determined by such alternate method as reasonably selected by the Administrative Agent; provided further, that if the LIBO Rate shall be less than zero, such rate shall be deemed zero for purposes of the Revolver Advances.
~~“Euro-Dollar Reserve Percentage” means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in respect of “Eurocurrency liabilities” (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on such Euro-Dollar Advance is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Lender to United States residents). The Adjusted LIBO Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.~~
(d)    The Administrative Agent shall determine each interest rate applicable to the Advances hereunder in accordance with the terms of this Agreement. The Administrative Agent shall

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give prompt notice to the Borrower and the Lenders by facsimile of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.
(e)    After the occurrence and during the continuance of an Event of Default (other than an Event of Default under Sections 6.01(g) or (h)), the principal amount of the Advances (and, to the extent permitted by applicable law, all accrued interest thereon) may, at the election of the Required Lenders, bear interest at the Default Rate; provided, however, that automatically whether or not the Required Lenders elect to do so, (i) any overdue principal of and, to the extent permitted by law, overdue interest on the Advances shall bear interest payable on demand, for each day until paid at a rate per annum equal to the Default Rate, and (ii) after the occurrence and during the continuance of an Event of Default described in Section 6.01(g) or 6.01(h), the principal amount of the Advances (and, to the extent permitted by applicable law, all accrued interest thereon) shall bear interest payable on demand for each day until paid at a rate per annum equal to the Default Rate.
SECTION 2.07.    Fees.
(a)    The Borrower shall pay to the Administrative Agent for the ratable account of each Lender an unused commitment fee (“Unused Commitment Fee”) equal to the product of: the aggregate of the daily average amounts of such Lender’s Unused Commitment, times (i) a per annum percentage equal to 0.625%, if the Unused Commitment amounts to more than 50% of the Revolver Commitment or (ii) a per annum percentage equal to 0.300%, if the Unused Commitment is 50% or less of the Revolver Commitment. Such Unused Commitment Fee shall accrue from the Restatement Date to but excluding the Termination Date. Unused Commitment Fees shall be determined quarterly in arrears and shall be payable on each Quarterly Payment Date and on the Termination Date; provided that should the Revolver Commitments be terminated at any time prior to the Termination Date for any reason, the entire accrued Unused Commitment Fee shall be paid on the date of such termination. Any such Unused Commitment Fee following the Restatement Date until the first Quarterly Payment Date shall be prorated according to the number of days this Agreement was in effect during such Fiscal Quarter. For purposes of calculating the Unused Commitment Fee, Swing Advances shall not be considered usage of the Revolver Commitment.
(b)    The Borrower shall pay (i) to the Administrative Agent, for the account and sole benefit of the Administrative Agent, any administrative fees owed to Administrative Agent under any agreement between the Borrower and the Administrative Agent, (ii) to the Administrative Agent, for the account and sole benefit of the Administrative Agent, a monthly fee in the amount of $3,500 which shall be payable on the last Business Day of each month and (ii) to the Administrative Agent, for the account of the Lenders, such fees and other amounts at such times as set forth in the fee letter by and between the Administrative Agent and the Borrower.
(c)    The Borrower shall pay to the Administrative Agent for the ratable account of each Lender an upfront fee (“Upfront Lender Fee”) equal to the product of such Lender’s Revolver Commitment, times (i) a percentage equal to 0.50% if such Lender’s Revolver Commitment equals or is greater than $25,000,000, (ii) a percentage equal to 0.40% if such Lender’s Revolver Commitment is equal to or greater than $15,000,00 but less than $25,000,000 or (iii) a percentage equal to 0.25% if such Lender’s Revolver Commitment is less than $15,000,000.

SECTION 2.08.    Optional Termination or Reduction of Commitments. The Borrower may, subject to any applicable prepayments pursuant to Section 2.11, upon at least 3 Business Day’s irrevocable notice to the Administrative Agent, terminate at any time, or proportionately reduce from time to time by an aggregate amount of at least $5,000,000 or any larger multiple of $1,000,000, the Revolver

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Commitments; provided, however: (1) each termination or reduction, as the case may be, shall be permanent and irrevocable; (2) no such termination or reduction shall be in an amount greater than the Total Unused Revolver Commitments on the date of such termination or reduction; (3) no such reduction pursuant to this Section 2.08 shall result in the aggregate Revolver Commitments of all of the Lenders being reduced to an amount less than $10,000,000, unless the Revolver Commitments are terminated in their entirety, in which case all accrued fees (as provided under Section 2.07) shall be payable on the effective date of such termination; and (4) (unless the Borrower shall have prepaid all Advances, and terminated in full all Revolver Commitments and Swing Advance commitments, within 30 days after the Administrative Agent has disapproved any entity described in clause (ii) of the definition of “Loan Fund Joint Venture”) the Borrower shall pay to the Administrative Agent, for distribution ratably to the Lenders, a commitment reduction fee equal to (a) 1.0% of the amount of such permanent reduction to the Revolver Commitment, if such reduction occurs on or prior to the second anniversary of the Restatement Date and (b) 0.25% of the amount of such reduction, if such reduction occurs after the second anniversary of the Restatement Date and ninety (90) days prior to the third anniversary of the Restatement Date. Each reduction shall be made ratably among the Lenders in accordance with their respective Revolver Commitments.
SECTION 2.09.    Termination of Commitments. The Revolver Commitments shall terminate on the Termination Date. Any Advances then outstanding shall be due and payable in accordance with Section 2.11(f) hereof and any unpaid Advances, together with interest thereon, shall be due and payable on the Final Maturity Date.
SECTION 2.10.    Optional Prepayments.
(a)    The Borrower may prepay any ABR Borrowing, in whole at any time, or from time to time in part in amounts aggregating at least $1,000,000 or any larger integral multiple of $100,000 (or any lesser amount equal to the outstanding balance of such Advance), by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment, (i) upon at least one (1) Business Day’s notice to the Administrative Agent any Borrowing that is an ABR Borrowing or (ii) without any notice, any Swing Borrowing. Each such optional prepayment shall be applied (i) first to any Swing Advances outstanding, and (ii) then applied to prepay ratably to the Revolver Advances of the several Lenders outstanding on the date of payment or prepayment in the following order or priority: (a) first, to ABR Advances, and (b) second, to Euro-Dollar Advances.
(b)    Subject to any payments required pursuant to the terms of Article VIII for such Euro-Dollar Borrowing, the Borrower may, upon at least three (3) Business Day’s prior written notice, prepay in minimum amounts of $1,000,000 with additional increments of $100,000 (or any lesser amount equal to the outstanding balance of such Advances) all or any portion of the principal amount of any Euro-Dollar Borrowing prior to the maturity thereof, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment and such payments required pursuant to the terms of Article VIII. Each such optional prepayment shall be applied to prepay ratably the Euro-Dollar Advances of the several Lenders included in such Euro-Dollar Borrowing.
(c)    Upon receipt of a notice of prepayment pursuant to this Section 2.10, the Administrative Agent shall promptly notify each Lender of the contents thereof and of such Lender’s ratable share of such prepayment and such notice, once received by the Administrative Agent, shall not thereafter be revocable by the Borrower.
SECTION 2.11.    Mandatory Prepayments.
(a)    On each date on which the Revolver Commitments are reduced or terminated pursuant to Section 2.08 or Section 2.09, the Borrower shall repay or prepay such principal amount

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of the outstanding Revolver Advances, if any (together with interest accrued thereon and any amount due under Section 8.05), as may be necessary so that after such payment the aggregate unpaid principal amount of the Revolver Advances does not exceed the aggregate amount of the Revolver Commitments as then reduced. Each such payment or prepayment shall be applied (i) first to any Swing Advances outstanding, and (ii) then applied to prepay ratably to the Revolver Advances of the several Lenders outstanding on the date of payment or prepayment in the following order or priority: (a) first, to ABR Advances, and (b) second, to Euro-Dollar Advances.
(b)    In the event that the aggregate principal amount of all Advances at any one time outstanding shall at any time exceed the aggregate amount of the Revolver Commitments of all of the Lenders at such time, the Borrower shall immediately repay so much of the Advances as is necessary in order that the aggregate principal amount of the Advances thereafter outstanding, shall not exceed the aggregate amount of the Revolver Commitments of all of the Lenders at such time. Each such payment or prepayment shall be applied (i) first to any Swing Advances outstanding, and (ii) then applied to prepay ratably to the Revolver Advances of the several Lenders outstanding on the date of payment or prepayment in the following order or priority: (a) first, to ABR Advances, and (b) second, to Euro-Dollar Advances.
(c)    In the event that the aggregate principal amount of all Advances at any one time outstanding shall at any time exceed the Borrowing Base, the Borrower shall either immediately (i) repay so much of the Advances as is necessary in order that the aggregate principal amount of the Advances thereafter outstanding shall not exceed the Borrowing Base~~.~~ or (ii) provide notice to the Administrative Agent of its agreement to the effect that, within three (3) Business Days after the date of such excess, (x) the Borrower shall have acquired (and shall have met all conditions to such acquisition) a loan or loans from a Structured Subsidiary to the Borrower to increase the Borrowing Base to an amount at least equal to the amount of all outstanding Advances and (y) such loan or loans acquired to so increase the Borrowing Base meet the criteria for an Eligible Investment; provided, that the Borrower shall provide together with such notice a Borrowing Base Certification Report, calculated on a pro forma basis after giving effect to such acquisition.
(d)    If at any time the Borrower is not in compliance with the Minimum Liquidity Requirement, the Borrower shall immediately repay so much of the Revolver Advances as is necessary in order that, after giving effect to such repayment, the Minimum Liquidity Requirement is satisfied. Each such payment or prepayment shall be applied ratably to the Revolver Advances of the several Lenders outstanding on the date of payment or prepayment in the following order or priority: (i) first, to ABR Advances, and (ii) lastly to Euro-Dollar Advances.
(e)    If at any time (i) the Administrative Agent on behalf of the Secured Parties does not own or have a valid and perfected first priority security interest in any Eligible Investment or (ii) any representation or warranty with respect to any Eligible Investment included in the Borrowing Base is not true and correct in all material respects, then upon the earlier of the Borrower’s receipt of notice from the Administrative Agent or the Borrower becoming aware thereof, the Borrower, in its sole discretion, shall elect to either (x) repay the Advances outstanding (together with any amounts owing under Article VIII relating to such repayment) to the extent required by Section 2.11(c) after giving effect to the exclusion of such ineligible Portfolio Investment from the Borrowing Base, or (y) substitute an Eligible Investment for such ineligible Portfolio Investment; provided that no such substitution shall be permitted unless (1) such substitute Portfolio Investment is an Eligible Investment on the date of substitution, (2) after giving effect to the inclusion of the substitute Eligible Investment, no repayment of any Advances outstanding shall be required under Section 2.11(c) (after giving effect to the exclusion of such ineligible Portfolio Investment from the Borrowing Base), (3) all representations and warranties of the Borrower contained in Article IV shall be true and correct, in

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all material respects, as of the date of substitution, (4) all actions or additional actions (if any) necessary to perfect the security interest of the Administrative Agent in such substitute Portfolio Investment and related Collateral shall have been taken as of or prior to the date of substitution and (5) the Borrower shall deliver to the Administrative Agent on the date of such substitution (A) a certificate of a Responsible Officer certifying that each of the foregoing is true and correct as of such date and (B) a Borrowing Base Certification Report (including a calculation of the Borrowing Base after giving effect to such substitution).
(f)    At any time after the Termination Date and prior to the Final Maturity Date, in the event that there is any sale or other disposition of Collateral, or any principal collection of, or principal repayment or principal prepayment from any proceeds of Collateral, or receipt by Borrower of any insurance or condemnation proceeds, Borrower shall repay the Advances on the first Business Day of the immediately succeeding month in an aggregate amount equal to the net proceeds of such sale and/or other dispositions (i.e., gross proceeds less the reasonable direct costs of such sales or other dispositions) plus the amount of principal collections, principal repayments, principal prepayments and/or receipts, and until the date of payment, such proceeds shall be held in trust for the Administrative Agent. Each such payment shall be applied (i) first, to any Swing Advances outstanding, and (ii) then applied to prepay ratably to the Revolver Advances of the several Lenders outstanding on the date of payment or prepayment in the following order or priority: (a) first, to ABR Advances, and (b) second, to Euro-Dollar Advances.
(g)    Any repayment or prepayment made pursuant to this Section shall not affect the Borrowers’ obligation to continue to make payments under any Hedging Agreement, which shall remain in full force and effect notwithstanding such repayment or prepayment, subject to the terms of such Hedging Agreement.
(h)    Any repayment or prepayment made pursuant to this Section shall be in cash without any prepayment premium or penalty (but including all breakage or similar costs) on the customary terms of the Administrative Agent.
SECTION 2.12.    General Provisions as to Payments.
(a)    Except as provided in Section 2.12(e), the Borrower shall make each payment of principal of, and interest on, the Advances and of fees hereunder without any set off, counterclaim or any deduction whatsoever, not later than 12:00 P.M. (Eastern time) on the date when due, in Federal or other funds immediately available in Houston, Texas, to the Administrative Agent at its address referred to in Section 9.01. The Administrative Agent will promptly distribute to each Lender its ratable share of each such payment received by the Administrative Agent for the account of the Lenders.
(b)    Whenever any payment of principal of, or interest on, the ABR Advances or of fees shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day. Whenever any payment of principal of or interest on, the Euro-Dollar Advances shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.
(c)    Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share

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of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) in the case of a payment to be made by the Borrower, the interest rate applicable to ABR Advances. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Advance included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.
(d)    Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.
(e)    Taxes.
(i)    Defined Terms. For purposes of this Section 2.12(e), the term “Applicable Law” includes FATCA.
(ii)    Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Taxes, except as required by any Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.12(e)(ii)) the Administrative Agent or Lender, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made.
(iii)    Payment of Other Taxes by the Borrower. Without limiting the provisions of paragraph (ii) above, the Borrower shall timely pay to the relevant Governmental

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Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.
(iv)    Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent and each Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.12(e)(iv)) payable or paid by the Administrative Agent or such Lender, as the case may be, or required to be withheld or deducted from a payment to such recipient, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate setting forth in reasonable detail the amount of, calculation of and circumstances giving rise to such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.
(v)    Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 2.12(e), the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(vi)    Status of Lenders. Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments hereunder or under any other Loan Document shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in this Section 2.12(e) (vi)(A), (B) and (C) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
Without limiting the generality of the foregoing:
(A)    each Lender that is a United States person (as such term is defined in Section 7701(a)(30)) of the Code) shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), duly completed and executed copies of Internal Revenue Service Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding Tax;

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(B)    any Foreign Lender shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent, but only if such Foreign Lender is entitled under Applicable Law to do so), whichever of the following is applicable: (i) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party, duly completed and executed copies of Internal Revenue Service Form W-8BEN-E claiming an exemption from U.S. federal withholding Tax with respect to U.S. source payments to be received by such Foreign Lender under any Loan Document, (ii) duly completed and executed copies of Internal Revenue Service Form W-8ECI, (iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit M-1 hereto to the effect that such Foreign Lender is not (1) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (2) a “10 percent shareholder” of the Borrower within the meaning of section 881(c)(3)(B) of the Code, or (3) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code and (y) duly completed and executed copies of Internal Revenue Service Form W-8BEN-E, and (iv) to the extent a Foreign Lender is not the beneficial owner, duly completed and executed copies of Internal Revenue Service Form W-8IMY, accompanied by duly completed and executed copies of Internal Revenue Service Form W-8ECI, Internal Revenue Service Form W-8BEN-E, a certificate substantially in the form of Exhibit M-2 or Exhibit M-3 hereto, Internal Revenue Service Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a certificate substantially in the form of Exhibit M-4 hereto on behalf of each such direct and indirect partner;
(C)    if a payment made to a Lender under any Loan Document would be subject to United States federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent, at the time or times prescribed by Applicable Law and at such time or times reasonably requested by the Borrower or the Administrative Agent, such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA, to determine that such Lender has or has not complied with such Lender’s obligations under FATCA and, as necessary, to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 2.12(e)(vi)(C), “FATCA” shall include any amendments to FATCA made after the date of this Agreement, and
(D)    any Foreign Lender shall, to the extent it is entitled by Applicable Law to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to

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time thereafter upon the reasonable request of the Borrower or the Administrative Agent), duly completed and executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in United States Federal withholding tax duly completed together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made.
Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.
(vii)    Treatment of Certain Refunds. If the Administrative Agent or a Lender determines, in its reasonable discretion, that it has received a refund of any Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section, it shall promptly pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section with respect to the Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses of the Administrative Agent or such Lender (including Taxes), as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrower, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This paragraph shall not be construed to require the Administrative Agent or any Lender to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the Borrower or any other Person.

(viii)    Survival. Each party’s obligations under this Section 2.12(e) shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the commitments hereunder and the repayment, satisfaction or discharge of all obligations under any Loan Document.

SECTION 2.13.    Computation of Interest and Fees. Interest on the Advances shall be computed on the basis of a year of 360 days or 365/366 days, in the case of ABR Loans, in which case the interest rate payable is based on the Prime Rate and paid for the actual number of days elapsed (including the first day but excluding the last day). Utilization fees, Unused Commitment Fees, Upfront Lender Fees and any other fees payable hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).
SECTION 2.14.    Increase in Commitments.
(a)    The Borrower shall have the right, at any time prior to the date that is one hundred eighty (180) days prior to the Termination Date by written notice to and in consultation with the Administrative Agent, to request an increase in the aggregate Revolver Commitments (each such requested increase, a “Commitment Increase”), by having one or more existing Lenders increase their respective Revolver Commitments then in effect (each, an “Increasing Lender”), by adding as a Lender with a new Revolver Commitment hereunder one or more Persons that are not already Lenders (each, an “Additional Lender”), or a combination thereof, provided that (i) any such request for a

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Commitment Increase shall be in a minimum amount of $5,000,000, (ii) immediately after giving effect to any Commitment Increase, (y) the aggregate Revolver Commitments shall not exceed $150,000,000 and (z) the aggregate of all Commitment Increases effected shall not exceed $55,000,000, (iii) no Default or Event of Default shall have occurred and be continuing on the applicable Commitment Increase Date (as hereinafter defined) or shall result from any Commitment Increase, (iv) immediately after giving effect to any Commitment Increase (including any Borrowings in connection therewith and the application of the proceeds thereof), the Borrower shall be in compliance with the covenants contained in Article V, (v) no consent of any Lender to such Commitment Increase shall be required and no Lender shall be obligated to participate as a Lender in such Commitment Increase, (vi) the Borrower shall give the existing Lenders the right of first refusal for participating in any such Commitment Increase by providing such notice to the Administrative Agent ten (10) Business Days before executing a commitment with any Person that is not already a Lender, and (vii) Section 5.07 will be adjusted by mutual consent of the Borrower and the Majority Lenders. An existing Lender shall have priority over Additional Lenders to participate in such requested Commitment Increase if such existing Lender provides written notice of its election to participate within ten (10) Business Days of such existing Lender’s receipt of such notice. Such notice from the Borrower shall specify the requested amount of the Commitment Increase. No Lender shall have any obligation to become an Increasing Lender and any decision by a Lender to increase its Commitment shall be made in its sole discretion independently from any other Lender. Other than fees payable to the Administrative Agent, any fees paid by the Borrower for a Commitment Increase to an Increasing Lender, an Additional Lender, and the Administrative Agent, shall be for their own account and shall be in an amount, if any, mutually agreed upon by each such party and the Borrower, in each party’s sole discretion.
(b)    Each Additional Lender must qualify as an Eligible Assignee (the selection of which shall include the prior approval of the Administrative Agent). The Borrower and each Additional Lender shall execute a joinder agreement, and the Borrower and each Lender shall execute all such other documentation as the Administrative Agent and the Borrowers may reasonably require, all in form and substance reasonably satisfactory to the Administrative Agent and the Borrower, to evidence the Revolver Commitment adjustments referred to in Section 2.14(e); provided that the failure of any Lender that is not an Additional Lender or an Increasing Lender to execute any such documentation shall not impair the ability of the Additional Lenders, the Increasing Lenders and the Borrower to effect a Commitment Increase pursuant to this Section 2.14.
(c)    If the aggregate Revolver Commitments are increased in accordance with this Section 2.14, the Borrower (in consultation with the Administrative Agent), Increasing Lender(s) (if any) and Additional Lender(s) (if any) shall agree upon the effective date (the “Commitment Increase Date,” which shall be a Business Day not less than thirty (30) days prior to the Termination Date). The Administrative Agent shall promptly notify the Lenders of such increase and the Commitment Increase Date.
(d)    Notwithstanding anything set forth in this Section 2.14 to the contrary, the Borrower shall not incur any Revolver Advances pursuant to any Commitment Increase (and no Commitment Increase shall be effective) unless the conditions set forth in Section 2.14(a) as well as the following conditions precedent are satisfied on the applicable Commitment Increase Date:
(i)    The Administrative Agent shall have received the following, each dated the Commitment Increase Date and in form and substance reasonably satisfactory to the Administrative Agent:

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(A)    a supplement to this Agreement signed by the Required Lenders and each other Lender committing to the Commitment Increase, setting forth the reallocation of Commitments referred to in Section 2.14(e), all other documentation required by the Administrative Agent pursuant to Section 2.14(b) and such other modifications, documents or items as the Administrative Agent, the Lenders or their counsel may reasonably request;
(B)    an instrument, duly executed by the Borrower and each Guarantor acknowledging and reaffirming its obligations under this Agreement, the Collateral Documents, and the other Loan Documents to which it is a party;
(C)    a certificate of the secretary or an assistant secretary of the Borrower and each Guarantor, certifying to and attaching the resolutions adopted by the board of directors (or similar governing body) of such party approving or consenting to such Commitment Increase;
(D)    a certificate of the Chief Financial Officer or another Responsible Officer of the Borrower, certifying that (x) as of the Commitment Increase Date, all representations and warranties of the Borrower and the Guarantors contained in this Agreement and the other Loan Documents are true and correct in all material respects (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date), (y) immediately after giving effect to such Commitment Increase (including any Borrowings in connection therewith and the application of the proceeds thereof), the Borrower is in compliance with the covenants contained in Article V, and (z) no Default or Event of Default has occurred and is continuing, both immediately before and after giving effect to such Commitment Increase (including any Borrowings in connection therewith and the application of the proceeds thereof);
(E)    unless waived by the Administrative Agent and the Additional Lender(s), if any, an opinion or opinions of counsel for the Borrower and the Guarantors, in a form satisfactory to Administrative Agent and covering such matters as Administrative Agent may reasonably request, addressed to the Administrative Agent and the Lenders, together with such other documents, instruments and certificates as the Administrative Agent shall have reasonably requested; and
(F)    such other documents or items that the Administrative Agent, the Lenders or their counsel may reasonably request.
(ii)    In the case of any Borrowing of Revolver Advances in connection with such Commitment Increase for the purpose of funding an Acquisition, the applicable conditions set forth in this Agreement with respect to Acquisitions shall have been satisfied.
(e)    On the Commitment Increase Date, (i) the aggregate principal outstanding amount of the Revolver Advances (the “Initial Advances”) immediately prior to giving effect to the Commitment Increase shall be deemed to be repaid, (ii) immediately after the effectiveness of the Commitment Increase, the Borrower shall be deemed to have made new Borrowings of Revolver Advances (the “Subsequent Borrowings”) in an aggregate principal amount equal to the aggregate principal amount of the Initial Advances and of the types and for the Interest Period specified in a Notice of Borrowing delivered to the Administrative Agent in accordance with Section 2.01, (iii) each

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Lender shall pay to the Administrative Agent in immediately available funds an amount equal to the difference, if positive, between (y) such Lender’s pro rata percentage (calculated after giving effect to the Commitment Increase) of the Subsequent Borrowings and (z) such Lender’s pro rata percentage (calculated without giving effect to the Commitment Increase) of the Initial Advances, (iv) after the Administrative Agent receives the funds specified in clause (iii) above, the Administrative Agent shall pay to each Lender the portion of such funds equal to the difference, if positive, between (y) such Lender’s pro rata percentage (calculated without giving effect to the Commitment Increase) of the Initial Advances and (z) such Lender’s pro rata percentage (calculated after giving effect to the Commitment Increase) of the amount of the Subsequent Borrowings, (v) the Lenders shall be deemed to hold the Subsequent Borrowings ratably in accordance with their respective Revolver Commitments (calculated after giving effect to the Commitment Increase), (vi) the Borrower shall pay all accrued but unpaid interest on the Initial Advances to the Lenders entitled thereto, and (vii) the signature pages hereto shall be deemed amended to reflect the Revolver Commitments of all Lenders after giving effect to the Commitment Increase. The deemed payments made pursuant to clause (i) above in respect of each Euro-Dollar Advance shall be subject to indemnification by the Borrower pursuant to the provisions of Section 8.05 if the Commitment Increase Date occurs other than on the last day of the Interest Period relating thereto.
SECTION 2.15.    Extension Options. At least 45 days prior to each of March 6, ~~2020~~2022 (the ~~third~~fifth anniversary of the Restatement Date) and March 6, ~~2021~~2023 (the ~~fourth~~sixth anniversary of the Restatement Date), the Borrower may, by notice to the Administrative Agent (who shall promptly notify the Lenders) request that the Administrative Agent and the Lenders extend the date set forth in the definition of Termination Date by one year, and the Administrative Agent and the Lenders may, each in their sole and individual discretion, elect to do so, it being understood that (i) no extension shall be effective unless all Lenders unanimously agree to extend and (ii) any Lender who has not responded to such extension request within fifteen (15) Business Days following the date of the Administrative Agent’s notice of such extension request to the Lenders, shall be deemed to have rejected such request. In the event that one extension request is exercised and accepted by all Lenders, this Agreement shall be automatically amended as of March 6, ~~2020~~2022 to provide that the definition of Termination Date would be extended to March 6, ~~2021~~2023. In the event that two extension requests are exercised and accepted by all Lenders, upon effectiveness of the second extension, this Agreement shall be automatically amended as of March 6, ~~2021~~2023 to provide that the definition of Termination Date would be extended to March 6, ~~2022~~2024. Any extension pursuant to this Section 2.15 shall be effective as of the date of the amendment to this Agreement effecting such extension and each such amendment shall be conditioned upon: (x) no Default or Event of Default and (y) continued accuracy of the representations and warranties, in each case as of the date of such amendment in all material respects. The first extension request shall expire if not made on or prior to March 6, ~~2020~~2022 and shall not take effect prior to March 6, ~~2020~~2022. The second extension request shall expire if not made on or prior to March 6, 2021 and shall not take effect prior to March 6, ~~2021~~2023. In no event shall the Termination Date be later than March 6, ~~2022~~2024.
SECTION 2.16.    Lender Consent. The Lenders hereby consent to the appointment of EverBank as successor Administrative Agent and the other matters set forth in the Assignment, Assumption and Amendment Agreement, dated as of the Restatement Date, between EverBank and Capital One, National Association, a copy of which has been provided to each Lender.
ARTICLE III
CONDITIONS TO BORROWINGS
SECTION 3.01.    Conditions to Restatement and First Borrowing. The obligation of each Lender to make an Advance on or after the Restatement Date is subject to the satisfaction of the conditions set forth in Section 3.02 and the following additional conditions:~~1~~

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(a)    receipt by the Administrative Agent from each of the parties hereto of a duly executed counterpart of this Agreement signed by such party;
(b)    receipt by the Administrative Agent of a duly executed Revolver Note for the account of each Lender, complying with the provisions of Section 2.04;
(c)    receipt by the Administrative Agent of an opinion of counsel to the Loan Parties, dated as of the Restatement Date (or in the case of an opinion delivered pursuant to Section 5.28 hereof such later date as specified by the Administrative Agent) in a form satisfactory to Administrative Agent and covering such matters set forth in Exhibit E hereto and such additional matters relating to the transactions contemplated hereby as the Administrative Agent may reasonably request;
(d)    receipt by the Administrative Agent of a certificate (the “Closing Certificate”), dated the date of the first Borrowing after the Restatement Date, substantially in the form of Exhibit F hereto, signed by a chief financial officer or other authorized officer of each Loan Party, to the effect that, to his knowledge, (i) no Default has occurred and is continuing on the date of the first Borrowing and (ii) the representations and warranties of the Loan Parties contained in Article IV are true on and as of the date of the first Borrowing hereunder;
(e)    receipt by the Administrative Agent of all documents which the Administrative Agent or any Lender may reasonably request relating to the existence of each Loan Party, the authority for and the validity of this Agreement, the Notes and the other Loan Documents, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent, including without limitation a certificate of incumbency of each Loan Party (the “Officer’s Certificate”), signed by the Secretary, an Assistant Secretary, a member, manager, partner, trustee or other authorized representative of the respective Loan Party, substantially in the form of Exhibit G hereto, certifying as to the names, true signatures and incumbency of the officer or officers of the respective Loan Party, authorized to execute and deliver the Loan Documents, and certified copies of the following items: (i) the Loan Party’s Organizational Documents; (ii) the Loan Party’s Operating Documents; (iii) if applicable, a certificate of the Secretary of State of such Loan Party’s state of organization as to the good standing or existence of such Loan Party, and (iv) the Organizational Action, if any, taken by the board of directors of the Loan Party or the members, managers, trustees, partners or other applicable Persons authorizing the Loan Party’s execution, delivery and performance of this Agreement, the Notes and the other Loan Documents to which the Loan Party is a party;
(f)    completion of due diligence to the satisfaction of the Administrative Agent with respect to the Borrower and the Guarantors, including but not limited to review of the Investment Policies, risk management procedures, accounting policies, systems integrity, compliance, management and organizational structure and the loan and investment portfolio of the Borrower and the Guarantors;
(g)    the Security Agreement and the other Collateral Documents, each in form and content satisfactory to the Administrative Agent shall have been duly executed by the applicable Loan Parties and such documents shall have been delivered to the Administrative Agent and shall be in full force and effect and each document (including each UCC financing statement and amendments and continuations thereof required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent for the benefit of the Secured Parties, upon filing, recording or possession by the Administrative Agent, as the case may be, a valid, legal and perfected first-priority security interest in and lien on the Collateral described in the Collateral Documents, free of all liens or encumbrances (except Permitted Encumbrances), shall have been delivered to the Administrative Agent; Borrower shall also deliver or cause to be delivered

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the certificates (with undated stock powers executed in blank) for all shares of stock or other equity interests pledged to the Administrative Agent for the benefit of Lenders pursuant to the Pledge Agreement;
(h)    the Administrative Agent shall have received the results of a search of the UCC filings (or equivalent filings) made with respect to the Borrower and the Loan Parties in the states (or other jurisdictions) in which the Loan Parties are organized, the chief executive office of each such Person is located, any offices of such persons in which records have been kept relating to Collateral described in the Collateral Documents and the other jurisdictions in which UCC filings (or equivalent filings) are to be made pursuant to the preceding paragraph, together with copies of the financing statements (or similar documents) disclosed by such search, and accompanied by evidence satisfactory to the Administrative Agent that the Liens other than Permitted Encumbrances indicated in any such financing statement (or similar document) have been released or subordinated to the satisfaction of Administrative Agent;
(i)    receipt by the Administrative Agent of a Borrowing Base Certification Report, dated as of the date of the initial Notice of Borrowing and satisfactory in all respects to the Administrative Agent;
(j)    the Borrower shall have paid all fees required to be paid by it on the Closing Date, including all fees required hereunder and any fees owed to the Administrative Agent, the Lead Arranger, and the Lenders, and shall have reimbursed the Administrative Agent for all fees, costs and expenses of closing the transactions contemplated hereunder and under the other Loan Documents, including the reasonable legal, audit and other document preparation costs incurred by the Administrative Agent;
(k)    such other documents or items as the Administrative Agent, the Lenders or their counsel may reasonably request;
(l)    the Administrative Agent shall have received and reviewed (i) satisfactory audited consolidated financial statements of the Borrower for the two most recent fiscal years ended prior to the Restatement Date as to which such financial statements are available, (ii) satisfactory unaudited quarterly financial statements of the Borrower as of the most recent quarter end and such other financial information as the Administrative Agent may reasonably request; and (iii) satisfactory financial statement projections through and including the Borrower’s 2017 fiscal year, together with such information as the Administrative Agent and the Lenders shall reasonably require (including, without limitation, a detailed description of the assumptions used in preparing such projections);
(m)    the Administrative Agent shall have received an Officer’s Certificate to the effect that any credit facilities currently in effect for the Borrower (except to the extent being so repaid with the proceeds of the initial Loan on or after the Restatement Date) and any and all liens thereunder have been terminated and released; and
(n)    the Administrative Agent shall have received evidence of insurance maintained by the Loan Parties, insuring against such risks and with such insurers as are acceptable to the Administrative Agent.
For purposes of determining compliance with the conditions specified in this Section 3.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

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SECTION 3.02.    Conditions to All Borrowings. The obligation of each Lender to make an Advance on the occasion of each Borrowing or Swing Borrowing is subject to the satisfaction of the following conditions:
(a)    receipt by the Administrative Agent of a Notice of Borrowing as required by Section 2.02, together with a Borrowing Base Certification Report dated as of the date of delivery and satisfactory in all respects to the Administrative Agent;
(b)    receipt by the Administrative Agent of such documentation as the Administrative Agent shall reasonably require confirming that the Borrower shall be in compliance with the Minimum Liquidity Requirement, if applicable;
(c)    the fact that, immediately before and after such Borrowing or Swing Borrowing, no Default shall have occurred and be continuing;
(d)    an Officer’s Certificate to the effect that the representations and warranties of the Loan Parties contained in Article IV of this Agreement and the other representations and warranties contained in the Loan Documents shall be true, in all material respects, on and as of the date of such Borrowing or Swing Borrowing (except to the extent that any such representations and warranties speak as to a specific date, in which case such representations and warranties shall be true as of such date);
(e)    an Officer’s Certificate to the effect that, immediately after such Borrowing or Swing Borrowing: (A) the aggregate outstanding principal amount of the Revolver Advances of each Lender will not exceed the amount of its Revolver Commitment and (B) the aggregate outstanding principal amount of the Revolver Advances will not exceed the aggregate amount of the Revolver Commitments of all of the Lenders as of such date;
(f)    with respect to each Pre-Positioned Investment that is funded with the proceeds of such Advance, the Administrative Agent and the Collateral Custodian shall have received a faxed copy of the executed note, if any, evidencing such Pre-Positioned Investment, and, if requested in writing by the Administrative Agent, the Administrative Agent shall have received a copy of the credit analysis, underwriting materials and any similar document previously prepared by the Borrower in connection with its investment decision in such Pre-Positioned Investment; and
(g)    an Officer’s Certificate to the effect that, immediately after such Borrowing or Swing Borrowing the aggregate outstanding principal amount of the Revolver Advances will not exceed the lesser of: (A) the aggregate amount of the Revolver Commitments of all of the Lenders as of such date; and (B) the Borrowing Base.
Each Borrowing or Swing Borrowing and each Notice of Continuation or Conversion hereunder shall be deemed to be a representation and warranty by the Loan Parties on the date of such Borrowing or Swing Borrowing as to the truth and accuracy of the facts specified in clauses (c), (d) and (e) of this Section.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
The Borrower and Guarantors represent and warrant that:
SECTION 4.01.    Existence and Power. As of the Restatement Date, the Borrower is a corporation, and each Guarantor, if any, is a corporation, limited liability company or other legal entity

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duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, and has all organizational powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.
SECTION 4.02.    Organizational and Governmental Authorization; No Contravention. The execution, delivery and performance by each Loan Party of this Agreement, the Notes, the Collateral Documents and the other Loan Documents to which such Loan Party is a party (i) are within such Loan Party’s organizational powers, (ii) have been duly authorized by all necessary Organizational Action, (iii) require no action by or in respect of, or filing with, any Governmental Authority that has not been obtained or made when required, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the Organizational Documents and Operating Documents of such Loan Party or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Loan Party or any of its Subsidiaries, and (v) do not result in the creation or imposition of any Lien on any asset of such Loan Party or any of its Subsidiaries (other than Liens in favor of the Administrative Agent for the benefit of the Secured Parties to secure the Obligations).
SECTION 4.03.    Binding Effect. This Agreement constitutes a valid and binding agreement of the Loan Parties enforceable in accordance with its terms, and the Notes, the Collateral Documents and the other Loan Documents, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Loan Parties party to such Loan Document enforceable in accordance with their respective terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors’ rights generally.
SECTION 4.04.    Financial Information.
(a)    The audited consolidated balance sheet of the Borrower as of December 31, 2015 and the related consolidated statements of income, shareholders’ equity and cash flows for the Fiscal Year then ended, reported on by Grant Thornton LLP, copies of which have been delivered to the Administrative Agent for delivery to each of the Lenders, and the unaudited consolidated financial statements of the Borrower for the interim period ended September 30, 2016, copies of which have been delivered to each of the Lenders, fairly present, in conformity with GAAP, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such dates and their consolidated results of operations and cash flows for such periods stated.
(b)    Since September 30, 2016 there has been no event, act, condition or occurrence having a Material Adverse Effect.
SECTION 4.05.    Litigation. There is no action, suit or proceeding pending, or to the knowledge of the Loan Parties threatened, against or affecting the Loan Parties or any of their respective Subsidiaries before any court or arbitrator or any Governmental Authority which in any manner draws into question the validity or enforceability of, or could impair the ability of the Loan Parties to perform their respective obligations under, this Agreement, the Notes, the Collateral Documents or any of the other Loan Documents.
SECTION 4.06.    Compliance with ERISA.
(a)    The Loan Parties and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan

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and are in compliance with the applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA.
(b)    Neither the Loan Parties nor any member of the Controlled Group is or ever has been obligated to contribute to any Multiemployer Plan.
(c)    The assets of the Loan Parties or any Subsidiary of any Loan Party do not and will not constitute “plan assets,” within the meaning of ERISA, the Code and the respective regulations promulgated thereunder. The execution, delivery and performance of this Agreement, and the borrowing and repayment of amounts hereunder, do not and will not constitute “prohibited transactions” under ERISA or the Code.
SECTION 4.07.    Payment of Taxes. There have been filed on behalf of the Loan Parties and their respective Subsidiaries all Federal, state and local income, excise, property and other tax returns which are required to be filed by them and all taxes due pursuant to such returns or pursuant to any assessment received by or on behalf of the Loan Parties or any Subsidiary have been paid other than those being contested in good faith and by appropriate proceedings diligently conducted and with respect to which such Person has established adequate reserves in accordance with GAAP. The charges, accruals and reserves on the books of the Loan Parties and their respective Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Loan Parties, adequate. No Loan Party has been given or been requested to give a waiver of the statute of limitation relating to the payment of Federal, state, local or foreign taxes.
SECTION 4.08.    Subsidiaries. Each of the Subsidiaries (other than any Foreclosed Subsidiary) of each Loan Party is a corporation, a limited liability company or other legal entity, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, and has all organizational powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. No Loan Party has any Subsidiaries except those Subsidiaries listed on Schedule 4.08 and as set forth in any Compliance Certificate provided to the Administrative Agent and Lenders pursuant to Section 5.01(c) after the Restatement Date, which accurately sets forth each such Subsidiary’s complete name and jurisdiction of organization, and if applicable, the designation of such Subsidiary as a Structured Subsidiary.
SECTION 4.09.    Investment Company Act, Etc. The Borrower is qualified as a RIC and as an “investment company” that has elected to be a “business development company” as defined in Section 2(a)(48) of the Investment Company Act and is subject to regulation as such under the Investment Company Act including Section 18, as modified by Section 61, of the Investment Company Act. The business and other activities of the Borrower, including but not limited to, the making of the Advances by the Lenders, the application of the proceeds and repayment thereof by the Borrower and the consummation of the transactions contemplated by the Loan Documents to which the Borrower is a party do not result in any violations, with respect to the Borrower, of the provisions of the Investment Company Act or any rules, regulations or orders issued by the Securities and Exchange Commission thereunder.
SECTION 4.10.    All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority (if any) required in connection with the due execution, delivery and performance by the Loan Parties of this Agreement and any Loan Document to which any Loan Party is a party, have been obtained.
SECTION 4.11.    Ownership of Property; Liens. Each of the Loan Parties and their respective Subsidiaries has title or the contractual right to possess its properties sufficient for the conduct of its business and none of such properties is subject to any Lien except as permitted in Section 5.14.

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SECTION 4.12.    No Default. No Loan Party or any of their respective Subsidiaries is in default in any material respect under or with respect to any material agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound. No Default or Event of Default has occurred and is continuing.
SECTION 4.13.    Full Disclosure. The Loan Parties have disclosed to the Lenders in writing any and all facts which, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect or to materially affect or alter the business of the Loan Parties as presently conducted.
SECTION 4.14.    Environmental Matters.
(a)    No Loan Party or any Subsidiary of a Loan Party is subject to any Environmental Liability which would reasonably be expected to have a Material Adverse Effect and no Loan Party or any Subsidiary of a Loan Party has been designated as a potentially responsible party under CERCLA. None of the Properties has been identified on any current or proposed (i) National Priorities List under 40 C.F.R. § 300, (ii) CERCLIS list or (iii) any list arising from a state statute similar to CERCLA.
(b)    No Hazardous Materials have been or are being used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed or otherwise handled at, or shipped or transported to or from the Properties or are otherwise present at, on, in or under the Properties, or, to the best of the knowledge of the Loan Parties, at or from any adjacent site or facility, except for Hazardous Materials, such as cleaning solvents, pesticides and other materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, and managed or otherwise handled in minimal amounts in the ordinary course of business of such Loan Party or Subsidiary of a Loan Party in compliance with all applicable Environmental Requirements.
(c)    The Loan Parties, and each of their respective Subsidiaries, has procured all Environmental Authorizations necessary for the conduct of the business contemplated on such Property, and is in compliance in all material respects with all Environmental Requirements in connection with the operation of the Properties and the Loan Party’s, and each of their respective Subsidiary’s, respective businesses.
SECTION 4.15.    Compliance with Laws. Each Loan Party and each Subsidiary of a Loan Party is in compliance in all material respects with all applicable laws, including, without limitation, all Environmental Laws and all regulations and requirements of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. (including with respect to timely filing of reports).
SECTION 4.16.    Capital Securities. All Capital Securities, debentures, bonds, notes and all other securities of each Loan Party and their respective Subsidiaries presently issued and outstanding are validly and properly issued in accordance, in all material respects, with all applicable laws, including, but not limited to, the “Blue Sky” laws of all applicable states and the federal securities laws. The issued shares of Capital Securities of each of the Loan Party’s respective Subsidiaries are owned by the Loan Parties free and clear of any Lien or adverse claim.
SECTION 4.17.    Margin Stock. No Loan Party nor any of their respective Subsidiaries is engaged principally, or as one of its important activities, in the business of purchasing or carrying any Margin Stock, and no part of the proceeds of any Advance will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, or be used for any purpose which violates, or which is inconsistent with, the provisions of Regulation X of the Board of Governors of the Federal Reserve System. Following the application of the proceeds from

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each Advance, not more than 25% of the value of the assets, either of the Borrower only or of the Borrower and its Subsidiaries on a consolidated basis, will be “Margin Stock.”
SECTION 4.18.    Insolvency. After giving effect to the execution and delivery of the Loan Documents and the making of the Advances under this Agreement, no Loan Party will be “insolvent,” within the meaning of such term as defined in § 101 of Title 11 of the United States Code or Section 2 of either the Uniform Fraudulent Transfer Act or the Uniform Fraudulent Conveyance Act, or any other applicable state law pertaining to fraudulent transfers, as each may be amended from time to time, or be unable to pay its debts generally as such debts become due, or have an unreasonably small capital to engage in any business or transaction, whether current or contemplated.
SECTION 4.19.    Collateral Documents. Upon execution by the applicable Loan Parties, the Collateral Documents shall be effective to create in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral, securing the Obligations, and, upon (i) the filing of one or more UCC financing statements in the appropriate jurisdictions, (ii) delivery of the certificates evidencing shares of stock, membership interests and other equity interests and delivery of the original notes and other instruments representing debt or other obligations owing to the Loan Parties to the Collateral Custodian as bailee for the Administrative Agent and (iii) execution and delivery of deposit account control agreements (in form and substance acceptable to the Administrative Agent) with any depositary bank (other than Capital One) at which any Loan Party maintains a deposit account, the Administrative Agent shall have or continue to have a fully perfected first priority Lien on, and security interest in, all right, title and interest of the applicable Loan Parties, in such Collateral and the proceeds thereof that can be perfected upon filing of one or more UCC financing statements and execution and delivery of such equity interests, notes and other instruments and such control agreements, in each case prior and superior in any right to any other Person. The representations and warranties of the Loan Parties contained in the Collateral Documents are true and correct.
SECTION 4.20.    Labor Matters. There are no strikes, lockouts, slowdowns or other labor disputes against any Loan Party or any Subsidiary of any Loan Party pending or, to the knowledge of any Loan Party, threatened. The hours worked by and payment made to employees of the Loan Parties and each Subsidiary of any Loan Party have been in compliance with the Fair Labor Standards Act and any other applicable federal, state or foreign law dealing with such matters. All payments due from the Loan Parties or any of their respective Subsidiaries, or for which any claim may be made against the Loan Parties or any of their respective Subsidiaries, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the Loan Party or such Subsidiary, as appropriate. No Loan Party or any Subsidiary of a Loan Party is party to a collective bargaining agreement.
SECTION 4.21.    Patents, Trademarks, Etc. The Loan Parties and their respective Subsidiaries own, or are licensed to use, all patents, trademarks, trade names, copyrights, technology, know-how and processes, service marks and rights with respect to the foregoing that are material to the businesses, assets, operations, properties or condition (financial or otherwise) of the Loan Parties and their respective Subsidiaries taken as a whole. The use of such patents, trademarks, trade names, copyrights, technology, know-how, processes and rights with respect to the foregoing by the Loan Parties and their respective Subsidiaries, does not infringe on the rights of any Person.
SECTION 4.22.    Insurance. The Loan Parties and each of their Subsidiaries has (either in the name of such Loan Party or in such Subsidiary's name), with financially sound and reputable insurance companies, insurance in at least such amounts and against at least such risks (including on all its property, and public liability and worker's compensation) as are usually insured against in the same general area by companies of established repute engaged in the same or similar business.

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SECTION 4.23.    Anti-Terrorism Laws. (a) None of the Loan Parties, or any of their respective Subsidiaries, is in violation of any laws relating to terrorism or money laundering, including, without limitation, the USA Patriot Act.
(b)    (i)    The Borrower and each other Loan Party have instituted, maintain and are complying with policies, procedures and controls reasonably designed to comply with all Anti‑Money Laundering Laws;
(ii)    No Loan Party will use any of the Advances in violation of any Anti‑Money Laundering Laws;

(iii)    No Loan Party will fund any repayment of any Advance in violation of any Anti‑Money Laundering Laws; and

(iv)    The Borrower and each other Loan Party is not and has not been under administrative, civil or criminal investigation or received notice from or made a voluntary disclosure to any governmental entity regarding a possible violation of any Anti‑Money Laundering Laws.

SECTION 4.24.    Ownership Structure. As of the Restatement Date, Schedule 4.24 is a complete and correct list of all Subsidiaries of the Borrower and of each Loan Party setting forth for each such Subsidiary, (i) the jurisdiction of organization of such Subsidiary, (ii) each Person holding any Capital Securities in such Subsidiary, (iii) the nature of the Capital Securities held by each such Person, and (iv) the percentage of ownership of such Subsidiary represented by such Capital Securities. Except as disclosed in such Schedule, as of the Restatement Date (i) the Borrower and its Subsidiaries owns, free and clear of all Liens and has the unencumbered right to vote, all outstanding Capital Securities in each Person shown to be held by it on such Schedule, (ii) all of the issued and outstanding Capital Securities of each Person is validly issued, fully paid and nonassessable and (iii) there are no outstanding subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including, without limitation, any stockholders’ or voting trust agreements) for the issuance, sale, registration or voting of, or outstanding securities convertible into, any additional Capital Securities of any type in, any such Person.
SECTION 4.25.    Reports Accurate; Disclosure. All information, Exhibits, financial statements, documents, books, records or reports furnished or to be furnished by the Loan Parties to the Administrative Agent or any Lender in connection with this Agreement or any Loan Document, including without limitation all reports furnished pursuant to Section 4.04, are true, complete and accurate in all material respects; it being recognized by the Administrative Agent and the Lenders that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not to be viewed as facts and that actual results during the period or periods covered by any such projections and forecasts may differ from the projected or forecasted results. Neither this Agreement, nor any Loan Document, nor any agreement, document, certificate or statement furnished to the Administrative Agent or the Lenders in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. There is no fact known to any Loan Party which materially and adversely affects the Borrower and its Subsidiaries, or in the future is reasonably likely to have a Material Adverse Effect.
SECTION 4.26.    Location of Offices. The state of organization of Borrower (within the meaning of Article 9 of the UCC) is Maryland. Neither the Borrower nor any Guarantor has changed its name, identity, structure, existence or state of formation, whether by amendment of its

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Organizational Documents, by reorganization or otherwise, or has changed its state of organization (within the meaning of Article 9 of the UCC) within the four (4) months preceding the Restatement Date or any subsequent date on which this representation is made.
SECTION 4.27.    Affiliate Transactions. Except as permitted by Section 5.27, neither the Borrower nor any Subsidiary (other than any Structured Subsidiary) nor any other Loan Party is a party to or bound by any agreement or arrangement (whether oral or written) to which any Affiliate of the Borrower, any Subsidiary or any other Loan Party is a party.
SECTION 4.28.    Broker’s Fees. Except as otherwise agreed with the Administrative Agent, no broker’s or finder’s fee, commission or similar compensation will be payable with respect to the transactions contemplated hereby. Except as otherwise agreed with the Administrative Agent, no other similar fees or commissions will be payable by any Loan Party for any other services rendered to the Borrower or any of its Subsidiaries ancillary to the transactions contemplated hereby.
SECTION 4.29.    Survival of Representations and Warranties, Etc. All statements contained in any certificate, financial statement or other instrument delivered by or on behalf of the Borrower, any Subsidiary or any other Loan Party to the Administrative Agent or any Lender pursuant to or in connection with this Agreement or any of the other Loan Documents (including, but not limited to, any such statement made in or in connection with any amendment thereto or any statement contained in any certificate, financial statement or other instrument delivered by or on behalf of any Loan Party prior to the Restatement Date and delivered to the Administrative Agent or any Lender in connection with the underwriting or closing of the transactions contemplated hereby) shall constitute representations and warranties made by the Loan Parties in favor of the Administrative Agent and each of the Lenders under this Agreement. All such representations and warranties shall survive the effectiveness of this Agreement, the execution and delivery of the Loan Documents and the making of the Advances.
SECTION 4.30.    Loans and Investments. No Loan Party nor any of their respective Subsidiaries has made a loan, advance or Investment which is outstanding or existing on the Restatement Date except (i) Portfolio Investments in the ordinary course of business and consistently with the Investment Policies, (ii) Investments in Subsidiaries and Affiliates as set forth on Schedule 4.24, (iii) Investments in Cash and Cash Equivalents, and (iv) other Investments in existence on the Restatement Date and described on Schedule 4.30.
SECTION 4.31.    No Default or Event of Default. No event has occurred and is continuing and no condition exists, or would result from any Advance or from the application of the proceeds therefrom, which constitutes or would reasonably be expected to constitute a Default or Event of Default.

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SECTION 4.32.    USA Patriot Act; OFAC.
(a)    No Loan Party nor any Affiliate of a Loan Party is (1) a Person that resides or has a place of business in a country or territory named on such lists or which is designated as a Non-Cooperative Jurisdiction by the Financial Action Task Force on Money Laundering, or whose subscription funds are transferred from or through such a jurisdiction; (2) a “Foreign Shell Bank” within the meaning of the USA Patriot Act, i.e., a foreign lender that does not have a physical presence in any country and that is not affiliated with a bank that has a physical presence and an acceptable level of regulation and supervision; or (3) a person or entity that resides in or is organized under the laws of a jurisdiction designated by the United States Secretary of the Treasury under Section 311 or 312 of the USA Patriot Act as warranting special measures due to money laundering concerns.
(b)    No Loan Party or any Affiliate of a Loan Party (i) is a Sanctioned Entity or is controlled by or is acting on behalf of a Sanctioned Entity, (ii) has more than 10% of its assets located in Sanctioned Entities, or (iii) derives more than 10% of its operating income from investments in, or transactions with Sanctioned Entities. The proceeds of any Advance will not be used and have not been used to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Entity. Each Loan Party is in compliance with all applicable OFAC rules and regulations, and no Loan Party or any Affiliate of a Loan Party is in violation of and shall not violate any of the country or list based economic and trade sanctions administered and enforced by OFAC that are described or referenced at http://www.ustreas.gov/offices/enforcement/ofac/ or as otherwise published from time to time.
(c)    Notwithstanding anything contained in the foregoing to the contrary, no Loan Party shall have any duty to investigate or confirm that any shareholder of Borrower or any officer, director, manager, employee, owner or Affiliate of a Portfolio Investment is in compliance with the provisions of this Section 4.32, and any violation by any such Person shall not be a Default under this Agreement.
SECTION 4.33.    Material Contracts. Schedule 4.33 is, as of the Restatement Date, a true, correct and complete listing of all contracts to which any Loan Party is a party, the breach of or failure to perform which, either by a Loan Party or other party to such contract, could reasonably be expected to have a Material Adverse Effect (“Material Contract”). The Borrower, its Subsidiaries and the other Loan Parties that is a party to any Material Contract has performed and is in compliance with all of the material terms of such Material Contract, and no Loan Party has knowledge of any default or event of default, or event or condition which with the giving of notice, the lapse of time, or both, would constitute such a default or event of default, that exists with respect to any such Material Contract.
SECTION 4.34.    Collateral-Mortgage Property. With respect to each Mortgaged Property, if any, within the Collateral the Administrative Agent has: (i) a first priority lien upon the fee simple title to the Mortgaged Property, if any; (ii) a first priority lien upon the leases and rents applicable to the Mortgaged Property, if any; (iii) a first priority lien upon all equipment and fixtures applicable to the Mortgaged Property, if any; and (iv) all Mortgaged Property Security Documents, if any, reasonably requested by the Administrative Agent.
SECTION 4.35.    Mortgaged Properties. As of the Restatement Date, Schedule 1.01 is a correct and complete list of all Mortgaged Properties, if any, included in the Collateral.
SECTION 4.36.    Common Enterprise. The successful operation and condition of the Loan Parties is dependent on the continued successful performance of the functions of the group of Loan Parties as a whole and the successful operation of each of the Loan Parties is dependent on the successful performance and operation of each other Loan Party. Each Loan Party expects to derive benefit

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(and its board of directors or other governing body has determined that it may reasonably be expected to derive benefit), directly and indirectly, from (i) successful operations of each of the other Loan Parties and (ii) the credit extended by the Lenders to the Borrower hereunder, both in their separate capacities and as members of the group of companies. Each Loan Party has determined that execution, delivery, and performance of this Agreement and any other Loan Documents to be executed by such Loan Party is within its purpose, will be of direct and indirect benefit to such Loan Party, and is in its best interest.
SECTION 4.37.    Investment Policies. Since the Closing Date, there have been no material changes in the Investment Policies other than in accordance with this Agreement, and the Borrower has at all times complied in all material respects with the Investment Policies with respect to each Portfolio Investment. The Investment Policies, to the extent described in the Borrower’s annual report on Form 10-K most recently filed with the Securities and Exchange Commission or in any subsequent filings as filed with the Securities and Exchange Commission, are or will be fully and accurately described in all material respects.
SECTION 4.38.    Eligibility of Portfolio Investments. On the date of each Borrowing or Swing Borrowing, (i) the information contained in the Borrowing Base Certification Report delivered pursuant to Section 3 is an accurate and complete listing in all material respects of all the Eligible Investments that are part of the Collateral as of such date, and the information contained therein with respect to the identity of such Portfolio Investment and the amounts owing thereunder is true and correct in all material respects as of such date and (ii) each such Portfolio Investment is an Eligible Investment.
SECTION 4.39.    Portfolio Investments. The Borrower has not authorized the filing of and is not aware of any financing statements against the Borrower that include a description of collateral covering the Portfolio Investments other than any financing statement that has been terminated and financing statements naming the Administrative Agent for the benefit of the Secured Parties as secured party. The Borrower is not aware of the filing of any judgment or tax Lien filings against the Borrower. Each Portfolio Investment was originated or acquired without any fraud or material misrepresentation by the Borrower or, to the best of the Borrower’s knowledge, on the part of the Obligor.
SECTION 4.40.    Selection Procedures. No procedures believed by the Borrower to be adverse to the interests of the Administrative Agent and the Lenders were utilized by the Borrower in identifying and/or selecting the Portfolio Investments that are part of the Eligible Investments and are included in the Borrowing Base.
SECTION 4.41.    Coverage Requirement. The Advances outstanding do not exceed the lesser of (i) the aggregate amount of the Revolver Commitments of all the Lenders and (ii) the Borrowing Base.
SECTION 4.42.    Foreign Corrupt Practices. Neither the Borrower nor any other Loan Party, nor any director, officer, agent, employee or Affiliate of the Borrower or any such other Loan Party is aware of or has taken any action, directly or indirectly, that would result in a material violation by such Persons of the FCPA, including without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and, the Loan Parties and their Affiliates have conducted their business in material compliance with the FCPA and have instituted and maintained policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

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SECTION 4.43.    Structured Subsidiaries.
(a)     There are no agreements or other documents relating to any Structured Subsidiary binding upon the Borrower or any of its Subsidiaries (other than such Structured Subsidiary) other than as permitted under the definition thereof.
(b)     The Borrower has not Guaranteed the Debt or other obligations in respect of any credit facility relating to the Structured Subsidiaries, other than pursuant to Standard Securitization Undertakings.
SECTION 4.44.    Volcker Rule. The Advances do not constitute an “ownership interest” in the Borrower for purposes of the Volcker Rule.
ARTICLE V
COVENANTS
The Borrower and Guarantors agree, jointly and severally, that, so long as any Lender has any Revolver Commitment hereunder or any Obligation remains unpaid:
SECTION 5.01.    Information. The Borrower will deliver to the Administrative Agent, who will then promptly deliver to each of the Lenders:
(a)    as soon as available and in any event within 90 days after the end of each Fiscal Year, an audited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of income, shareholders’ equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all certified by an independent public accountants reasonably acceptable to the Administrative Agent, with such certification to be free of exceptions and qualifications not acceptable to the Required Lenders; provided, that to the extent that any Structured Subsidiary, Special Purpose Subsidiary or Foreclosed Subsidiary that is treated as a consolidated entity and reflected on the consolidated balance sheet of the Borrower and its Subsidiaries, concurrently with the delivery of the financial statements referred to in this paragraph (a), the Borrower shall provide to the Administrative Agent a balance sheet for each such Structured Subsidiary, Special Purpose Subsidiary and such Foreclosed Subsidiary as of the end of such Fiscal Year and the related statements of income and stockholders’ equity of such Structured Subsidiary, Special Purpose Subsidiary and such Foreclosed Subsidiary for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year;
(b)    as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Quarter and the related statement of income and statement of cash flows for such Fiscal Quarter and for the portion of the Fiscal Year ended at the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the corresponding Fiscal Quarter and the corresponding portion of the previous Fiscal Year, all certified (subject to normal year-end adjustments) as to fairness of presentation, GAAP and consistency by the chief financial officer of the Borrower; provided, that to the extent that any Structured Subsidiary, Special Purpose Subsidiary or any Foreclosed Subsidiary that is treated as a consolidated entity and reflected on the consolidated balance sheet of the Borrower and its Subsidiaries, concurrently with the delivery of the financial statements referred to in this paragraph (b), the Borrower shall provide to the Administrative Agent a balance sheet for each such Structured Subsidiary, Special Purpose Subsidiary and such Foreclosed Subsidiary as of the end of such Fiscal Quarter and the related

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statements of income and stockholders’ equity of such Structured Subsidiary, Special Purpose Subsidiary and such Foreclosed Subsidiary for such Fiscal Quarter, setting forth in each case in comparative form the figures for the previous Fiscal Quarter;
(c)    simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate, substantially in the form of Exhibit H and with compliance calculations in form and content satisfactory to the Administrative Agent (a “Compliance Certificate”), of the chief financial officer or other authorized officers of the Borrower (i) setting forth in reasonable detail the calculations required to establish whether the Loan Parties were in compliance with the requirements of Sections 5.04, 5.05, 5.07, 5.09, 5.10, 5.11, 5.12, 5.37 and 5.46 on the date of such financial statements, (ii) setting forth the identities of the respective Subsidiaries on the date of such financial statements, and (iii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Loan Parties are taking or propose to take with respect thereto;
(d)    as soon as available and in any event within 30 days after the end of each calendar month, a monthly summary from the Collateral Custodian with respect to the Collateral subject to the Custodial Agreements with the Collateral Custodian, such summary to be in form and substance acceptable to the Administrative Agent;
(e)    within 5 Business Days after the Borrower becomes aware of the occurrence of any Default, a certificate of the chief financial officer or other authorized officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;
(f)    promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all functions of said Commission, or with any national securities exchange, or distributed by the Borrower to its shareholders generally, as the case may be;
(g)    if and when the Borrower or any member of the Controlled Group (i) gives or is required to give notice to the PBGC of any “reportable event” (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA, a copy of such notice; or (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, a copy of such notice;
(h)    promptly after the Borrower knows of the commencement thereof, notice of any litigation, dispute or proceeding (and any material development in respect of such proceedings) involving a claim against a Loan Party and/or any Subsidiary of a Loan Party for $1,000,000 or more in excess of amounts covered in full by applicable insurance (subject to customary deductibles);
(i)    a Borrowing Base Certification Report, substantially in the form of Exhibit D and otherwise in form and content reasonably satisfactory to the Administrative Agent, which report is certified as to truth and accuracy by the Chief Financial Officer or other authorized officer of the Borrower and which report shall be delivered (A) while any Advances or other amounts are outstanding, within 7 calendar days following the last day of each month or (B) otherwise, if there are no Advances outstanding, within 15 calendar days following the last day of each calendar month;

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(j)    promptly at the request of the Administrative Agent, (i) copies of the Investment Documents with respect to any Portfolio Investment and (ii) to the extent not subject to a nondisclosure provision, any valuation report received by the Borrower with respect to the Borrower’s and its Subsidiaries’ (other than any Structured Subsidiaries’) loan and investment portfolio, conducted by Deloitte Financial Advisory Services LLP or such other third party appraiser reasonably acceptable to the Administrative Agent; provided that, the Borrower shall use its best efforts to obtain the consent of Deloitte Financial Advisory Services LLP or such other appraiser to release such report to the Administrative Agent;
(k)    promptly after the Borrower knows of a Value Triggering Event, notice of such event and the value of the affected Loan;
(l)    promptly upon the occurrence of any Internal Control Event which is required to be publicly disclosed of which a Responsible Officer (other than a Responsible Officer committing the fraud constituting such Internal Control Event) has knowledge;
(m)    as soon as available and in any event within 45 days after the end of each Fiscal Quarter of each Fiscal Year, commencing with the first Fiscal Quarter to end on or after the date on which the Borrower has any Structured Subsidiary, a certificate of a Responsible Officer of the Borrower certifying that attached thereto is a complete and correct description of all portfolio investments made by such Structured Subsidiary as of the date thereof, including, with respect to each such portfolio investment, the name of the Structured Subsidiary holding such portfolio investment and the name of the Obligor of such portfolio investment;
(n)    for informational purposes only, promptly following each fiscal year end, an operating cash flow budget for the immediately succeeding calendar year, substantially similar in format to that delivered pursuant to Section 3.01(l)(iii) hereof and containing the level of detail acceptable to the Administrative Agent; and
(o)    from time to time such additional information regarding the financial position or business of the Borrower, its Subsidiaries, and each Loan Party as the Administrative Agent, at the request of any Lender, may reasonably request.
For purposes of clauses (a), (b) and (f) of this Section 5.01, all financial statements and other information contained therein filed with the Securities and Exchange Commission shall be deemed delivered hereunder; provided, however, that nothing in the foregoing shall be deemed to relieve the Borrower of its obligation to deliver a Compliance Certificate pursuant to clause (c).
SECTION 5.02.    Inspection of Property, Books and Records.
(a) The Borrower will (i) keep, and will cause each of its Subsidiaries to keep, its books and records in conformity with GAAP for all dealings and transactions in relation to its business and activities; (ii) permit, will cause each Subsidiary of the Borrower and each Loan Party to permit, and will direct the Adviser to permit, at reasonable times with at least five (5) Business Days’ prior notice (or such lesser time period agreed upon by the Administrative Agent and the Borrower), which notice shall not be required in the case of an emergency, the Administrative Agent or its designee, at the expense of the Borrower and Loan Parties, to perform periodic field audits and investigations of the Borrower, the Loan Parties and the Collateral, from time to time; and (iii) permit, and will cause each Subsidiary to permit, with at least five (5) Business Days’ prior notice (or such lesser time period agreed upon by the Administrative Agent and the Borrower), the Administrative Agent or its designee, at the expense of the Borrower and the Loan Parties, to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books

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and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants; provided that the Borrower shall only be required to reimburse the Administrative Agent for only one such inspection each Fiscal Quarter unless a Default shall have occurred and be continuing. The Loan Parties agree, and the Borrower shall direct the Adviser, to cooperate and assist in such visits and inspections, in each case at such reasonable times and as often as may reasonably be desired.
(b) In connection herewith, the Borrower shall cause the Adviser to not change its name, move the location of any Collateral or of its principal place of business and chief executive office, change the offices where it keeps records concerning the Collateral, or change the jurisdiction of its formation, unless the Borrower or the Adviser shall have provided the Administrative Agent with 30 days’ written notice of such move and other documents and instruments as the Administrative Agent may reasonably request in connection therewith and shall have taken all actions required under the UCC of each relevant jurisdiction in order to continue the first priority perfected security interest of the Administrative Agent, for the benefit of the Secured Parties, in the Collateral.
SECTION 5.03.    Maintenance of RIC Status and Business Development Company. The Borrower will maintain its status as a RIC under the Code and as a “business development company” under the Investment Company Act.
SECTION 5.04.    Minimum Liquidity. The Borrower will maintain, at any time when the aggregate Revolver Advances minus Cash and Cash Equivalents exceed ~~85~~90% of the Adjusted Borrowing Base, Liquidity of not less than ~~15~~10% of the aggregate outstanding principal amount of the sum of all Revolver Advances as of the date of determination (the “Minimum Liquidity Requirement”).
SECTION 5.05.    Capital Expenditures. Capital Expenditures of the Loan Parties will not exceed in the aggregate in any Fiscal Year the sum of $500,000; provided that after giving effect to the incurrence of any Capital Expenditures permitted by this Section, no Default shall have occurred and be continuing (with the effect that amounts not incurred in any Fiscal Year may not be carried forward to a subsequent period).
SECTION 5.06.    Sale/Leasebacks. The Loan Parties shall not, nor shall they permit any Subsidiary to, enter into any Sale/Leaseback Transaction
SECTION 5.07.    Minimum Consolidated Tangible Net Worth. Consolidated Tangible Net Worth shall be calculated quarterly commencing on the Fiscal Quarter ending March 31, 2014 and at the end of each Fiscal Quarter thereafter, and shall not be less than the greater of (a) the aggregate amount of the Revolver Commitments or (b) $50,000,000.00.
SECTION 5.08.    Acquisitions. No Loan Party or any Subsidiary of a Loan Party shall make any Acquisition, or take any action to solicit the tender of securities or proxies in respect thereof in order to effect any Acquisition.
SECTION 5.09.    Interest Coverage Ratio. The Borrower will maintain, as of the end of each Fiscal Quarter, an Interest Coverage Ratio of not less than 2.00:1.00.
SECTION 5.10.    Asset Coverage Ratio. The Borrower will maintain an Asset Coverage Ratio, as of the end of each Fiscal Quarter, of not less than 2.10:1.00.
SECTION 5.11.    Loans or Advances. No Loan Party nor any Subsidiary of a Loan Party (other than Structured Subsidiaries) shall make loans or advances to any Person except: (i) solely to

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the extent not prohibited by Applicable Laws, employee loans or advances that do not exceed Two Hundred Thousand Dollars ($200,000) in the aggregate at any one time outstanding made on an arms’-length basis in the ordinary course of business; (ii) deposits required by government agencies or public utilities; (iii) loans or advances to the Borrower or any Guarantor that is a Consolidated Subsidiary; (iv) loans or advances consisting of Portfolio Investments; and (v) loans and advances outstanding on the Restatement Date and set forth on Schedule 5.11; provided that after giving effect to the making of any loans, advances or deposits permitted by this Section 5.11, no Default shall have occurred and be continuing. All loans or advances permitted under this Section 5.11 (excluding Noteless Loans) shall be evidenced by written promissory notes. Except as approved by the Administrative Agent in writing, no Loan Party nor any Subsidiary of a Loan Party shall request or receive a promissory note or other instrument from any Obligor in connection with a Noteless Loan.
SECTION 5.12.    Restricted Payments. The Loan Parties will not declare or make any Restricted Payment during any Fiscal Year, except that:
(a)    any Subsidiary of the Borrower may pay Restricted Payments to the Borrower, on at least a pro rata basis with any other shareholders if such Subsidiary is not wholly owned by the Borrower and other Wholly Owned Subsidiaries; and
(b)    the Borrower may declare or make Restricted Payments from time to time in accordance with Applicable Law to owners of its Capital Securities so long as (i) at the time when any such Restricted Payment is to be made, no Default or Event of Default has occurred and is continuing or would result therefrom; and (ii) the chief executive officer, chief financial officer or other authorized officer of the Borrower shall have certified to the Administrative Agent and Lenders as to compliance with the preceding clause (i) in a certificate attaching calculations; provided, however, that (x) the Borrower shall not have to provide a certificate to the Administrative Agent for any Restricted Payments arising under clause (ii) in the definition of Restricted Payments as long as the declaration or making of such Restricted Payments does not cause the occurrence or continuance of a Default or Event of Default, and (y) notwithstanding the existence of a Default or an Event of Default (other than an Event of Default specified in Sections 6.01(g) or (h)), the Borrower may pay dividends in an amount equal to its investment company taxable income, net tax-exempt interest and net capital gains or to avoid excise taxes imposed on RICs.
SECTION 5.13.    Investments. No Loan Party nor any Subsidiary of a Loan Party shall make Investments in any Person except as permitted by Sections 5.08 and 5.11(i) through (iii) and except (i) Investments in Cash and Cash Equivalents, (ii) Investments not constituting loans or advances in the Capital Securities of their respective Subsidiaries and equity investments as set forth on Schedule 4.24, (iii) Investments in Portfolio Investments made in the ordinary course of business and consistently with the Investment Policies, (iv) Capital Securities in (or capital contributions to) Structured Subsidiaries acquired or created after the Closing Date to the extent not prohibited by Section 5.17, (v) Investments by any Structured Subsidiary (so long as the Borrower has complied with its obligation to deliver the certificate of designation described in the definition of “Structured Subsidiary”) and (vi) Investments in Loan Fund Joint Ventures so long as, in the case of each Loan Fund Joint Venture, after giving effect to any such Investment, no Default or Event of Default exists and the aggregate outstanding principal amount of all Revolver Advances does not exceed the lesser of the Borrowing Base and the aggregate amount of the Revolver Commitments of all of the Lenders, provided that the aggregate amount of all such Investments in Loan Fund Joint Ventures shall not exceed $100,000,000 unless immediately after giving effect to any such Investment in excess of $100,000,000, the Consolidated Tangible Net Worth is at least 125% of the amount required to be maintained under Section 5.07 (and in determining Consolidated Tangible Net Worth for this purpose, the value of the Capital Securities issued by the Loan Fund Joint Ventures shall be disregarded). For the purpose of clause (vi) above, a Loan Party may make an Investment in a Loan Fund

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Joint Venture to fulfill an obligation under a capital call commitment to the extent that either (x) the amount of such Investment is permitted under clause (vi) at the time that the Investment is made in cash or (y) the amount of such Investment would have been permitted under clause (vi) at the time that the capital call commitment was entered into had the Investment been made in cash at such time.
SECTION 5.14.    Negative Pledge. No Loan Party nor any Subsidiary of a Loan Party will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it (including Capital Securities in any Subsidiary), except:
(a)    Liens existing on the date of this Agreement encumbering assets (other than Collateral) securing Debt outstanding on the date of this Agreement, in each case as described and in the principal amounts set forth on Schedule 5.14;
(b)    Liens for taxes, assessments or similar charges, incurred in the ordinary course of business that are not yet due and payable or that are being contested in good faith and with due diligence by appropriate proceedings;
(c)    pledges or deposits made in the ordinary course of business to secure payment of workers’ compensation, or to participate in any fund in connection with workers’ compensation, unemployment insurance, old-age pensions or other social security programs which in no event shall become a Lien prior to any Collateral Documents;
(d)    Liens of mechanics, materialmen, warehousemen, carriers or other like liens, securing obligations incurred in the ordinary course of business that: (1) are not yet due and payable and which in no event shall become a Lien prior to any Collateral Documents; or (2) are being contested diligently in good faith pursuant to appropriate proceedings and with respect to which the Loan Party has established reserves reasonably satisfactory to the Administrative Agent and Required Lenders and which in no event shall become a Lien prior to any Collateral Documents;
(e)    good faith pledges or deposits made in the ordinary course of business to secure performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, not in excess of ten percent (10%) of the aggregate amount due thereunder, or to secure statutory obligations, or surety, appeal, indemnity, performance or other similar bonds required in the ordinary course of business which in no event shall become a Lien prior to any Collateral Document;
(f)    any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section, provided that (i) such Debt is not secured by any additional assets, and (ii) the amount of such Debt secured by any such Lien is not increased;
(g)    encumbrances consisting of zoning restrictions, easements or other restrictions on the use of real property, none of which materially impairs the use of such property by Borrower in the operation of its business, and none of which is violated in any material respect by existing or proposed restrictions on land use;
(h)    any Lien on Margin Stock;
(i)    any Lien imposed as a result of a taking under the exercise of the power of eminent domain by any governmental body or by any Person acting under governmental authority;

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(j)    Liens securing reasonable and customary fees of banks and other depository institutions on Cash and Cash Equivalents held on deposit with such banks and institutions; provided that such Liens are subordinated to the Liens described in Section 5.14(l);
(k)    Liens on assets owned by Structured Subsidiaries;
(l)    Liens securing the Administrative Agent and the Secured Parties created or arising under the Loan Documents;
(m)    Liens securing Debt permitted under Section 5.31(d), provided that (i) such Liens do not at any time encumber any property other than property financed by such Debt, (ii) the Debt secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition, and (iii) such Liens attach to such property concurrently with or within ninety (90) days after the acquisition thereof;
(n)    Liens on the Permitted Capital Securities issued by any Loan Fund Joint Venture securing the applicable Debt of such Loan Fund Joint Venture; and
(o)    Liens on any Capital Securities of any Portfolio Investment, in favor of the secured party as disclosed on a search of UCC filings against such Portfolio Investment as of a date not more than ten days prior to the Restatement Date.
Notwithstanding anything contained in this Section 5.14 to the contrary, no Loan Party or any Subsidiary of a Loan Party will create, assume or suffer to exist any Lien on the Collateral except the Liens in favor of the Secured Parties under the Collateral Documents and the Permitted Encumbrances.
SECTION 5.15.    Maintenance of Existence, etc. Each Loan Party shall, and shall cause each Subsidiary of a Loan Party (other than any Structured Subsidiary) to, maintain its organizational existence and carry on its business in substantially the same manner and in substantially the same line or lines of business or line or lines of business reasonably related to the business now carried on and maintained. Any Subsidiary pledging Collateral hereunder shall be organized as a corporation, limited liability company, limited partnership or other legal entity.
SECTION 5.16.    Dissolution. No Loan Party nor any Subsidiary of a Loan Party (other than any Structured Subsidiary) shall suffer or permit dissolution or liquidation either in whole or in part or redeem or retire any shares of its own Capital Securities or that of any Subsidiary of a Loan Party (other than any Structured Subsidiary), except: (1) through corporate or company reorganization to the extent permitted by Section 5.17; and (2) Restricted Payments permitted by Section 5.12.
SECTION 5.17.    Consolidations, Mergers and Sales of Assets. No Loan Party will, nor will it permit any Subsidiary of a Loan Party (other than a Structured Subsidiary) to, consolidate or merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, or discontinue or eliminate any business line or segment, provided that (a) pursuant to the consummation of an Acquisition permitted under Section 5.08 (but not otherwise) a Loan Party may merge with another Person if (i) such Person was organized under the laws of the United States of America or one of its states, (ii) the Loan Party is the Person surviving such merger, (iii) immediately after giving effect to such merger, no Default shall have occurred and be continuing, and (iv) if the Borrower merges with another Loan Party, the Borrower is the Person surviving such merger; (b) Subsidiaries of a Loan Party (excluding Loan Parties) may merge with one another; and (c) the foregoing limitation on the sale, lease or other transfer of assets and on the discontinuation or elimination of a business line or segment shall not prohibit (1) a transfer of assets or the discontinuance or elimination of a business line or segment (in a single

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transaction or in a series of related transactions) in the ordinary course of business of the Borrower and its Subsidiaries (other than Structured Subsidiaries) if, after giving effect thereto the Borrower and its Subsidiaries shall be in compliance on a pro forma basis, after giving effect to such transfer, discontinuation or elimination, with the terms and conditions of this Agreement and (2) divestitures of Portfolio Investments in the ordinary course of business of the Borrower and its Subsidiaries (other than Structured Subsidiaries) if, after giving effect thereto (and to any concurrent acquisitions of Portfolio Investments or payments of outstanding Loans or Other Covered Indebtedness) the (A) Borrower and its Subsidiaries shall be in compliance on a pro forma basis, after giving effect to any such divestiture, with the terms and conditions of this Agreement, and (B) the Covered Debt Amount does not exceed the Borrowing Base; provided, however, that upon the occurrence and during the continuance of a Default or an Event of Default, the Borrower shall not sell, transfer or otherwise dispose of any asset (including without limitation any Portfolio Investment) without the prior written consent of the Administrative Agent. Notwithstanding the foregoing, a Loan Party may sell, transfer or otherwise dispose of Portfolio Investments originated or purchased by the Borrower and transferred to a Structured Subsidiary so long as (x) prior to and after giving effect to such sale, transfer or other disposition (and any concurrent acquisitions of Portfolio Investments or payment of outstanding Loans) the Covered Debt Amount does not exceed the Borrowing Base and no Default exists and the Borrower delivers to the Administrative Agent a certificate of a Responsible Officer to such effect, and (y) either (i) the amount by which the Borrowing Base exceeds the Covered Debt Amount immediately prior to such release is not diminished as a result of such release or (ii) the Borrowing Base immediately after giving effect to such release is at least ~~120~~100% of the Covered Debt Amount.
SECTION 5.18.    Use of Proceeds. No portion of the proceeds of any Advance will be used by the Borrower or any Subsidiary (i) in connection with, either directly or indirectly, any tender offer for stock of any corporation with a view towards obtaining control of such other corporation (other than a Portfolio Investment; provided that the board of directors or comparable governing body of the Obligor in which such Investment is made has approved such offer and change of control), (ii) directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock, or (iii) for any purpose in violation of any applicable law or regulation. Except as otherwise provided herein, the proceeds of the Advances shall be used: (i) for working capital and other lawful corporate purposes of the Loan Parties, (ii) to pay fees and expenses incurred in connection with this Agreement and (iii) for investments in Portfolio Investments. No part of the proceeds of any Advance will be used, whether directly or indirectly, for any purpose that would violate any rule or regulation of the Board of Governors of the Federal Reserve System, including Regulations T, U or X.
SECTION 5.19.    Compliance with Laws; Payment of Taxes. Each Loan Party will, and will cause each Subsidiary of a Loan Party and each member of the Controlled Group to, comply in all material respects with Applicable Laws (including but not limited to ERISA and the Patriot Act), regulations and similar requirements of governmental authorities (including but not limited to PBGC), except where the necessity of such compliance is being contested in good faith through appropriate proceedings diligently pursued. Each Loan Party will, and will cause each Subsidiary of a Loan Party to, pay promptly, prior to delinquency, all taxes, assessments, governmental charges, claims for labor, supplies, rent and other obligations which, if unpaid, might become a lien against the property of a Loan Party or any Subsidiary of a Loan Party, except liabilities being contested in good faith by appropriate proceedings diligently pursued and against which, if requested by the Administrative Agent, the Borrower shall have set up reserves in accordance with GAAP.
SECTION 5.20.    Insurance. Each Loan Party will maintain, and will cause each Subsidiary of a Loan Party to maintain (either in the name of such Loan Party or in such Subsidiary’s own name), with financially sound and reputable insurance companies, insurance on all its Property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies of established repute engaged in the same or similar business. Upon request, the Loan Parties

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shall promptly furnish the Administrative Agent copies of all such insurance policies or certificates evidencing such insurance and such other documents and evidence of insurance as the Administrative Agent shall request.
SECTION 5.21.    Change in Fiscal Year. No Loan Party will make any significant change in accounting treatment or reporting practices, except as required or permitted by GAAP, or change its Fiscal Year (except to conform with the Fiscal Year of the Borrower) without the consent of the Required Lenders.
SECTION 5.22.    Maintenance of Property. Each Loan Party shall, and shall cause each Subsidiary of a Loan Party to, maintain all of its properties and assets in good condition, repair and working order, ordinary wear and tear excepted.
SECTION 5.23.    Environmental Notices. Each Loan Party shall furnish to the Lenders and the Administrative Agent prompt written notice of all Environmental Liabilities, pending, threatened or anticipated Environmental Proceedings, Environmental Notices, Environmental Judgments and Orders, and Environmental Releases at, on, in, under or in any way affecting in any material respects the Properties or any adjacent property, and all facts, events, or conditions that could lead to any of the foregoing.
SECTION 5.24.    Environmental Matters. No Loan Party or any Subsidiary of a Loan Party will, and the Loan Parties shall use commercially reasonable efforts not to permit any Third Party to, use, produce, manufacture, process, treat, recycle, generate, store, dispose of, manage at, or otherwise handle or ship or transport to or from the Properties any Hazardous Materials except for Hazardous Materials such as cleaning solvents, pesticides and other similar materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed, managed or otherwise handled in minimal amounts in the ordinary course of business in compliance with all applicable Environmental Requirements.
SECTION 5.25.    Environmental Release. Each Loan Party agrees that upon the occurrence of an Environmental Release at, under or on any of the Properties it will act immediately to investigate the extent of, and to take appropriate remedial action to eliminate, such Environmental Release, whether or not ordered or otherwise directed to do so by any Environmental Authority.
SECTION 5.26.    Depository Accounts. The Borrower shall transfer, to the extent practical to do so, all of its depository accounts (other than any custody account subject to a Custodial Agreement) to EverBank not later than 90 days after the Restatement Date.

SECTION 5.27.    Transactions with Affiliates. No Loan Party nor any Subsidiary of a Loan Party (other than Structured Subsidiaries) shall enter into, or be a party to, any transaction with any Affiliate of a Loan Party or such Subsidiary (which Affiliate is not a Loan Party or a Subsidiary of a Loan Party), except as permitted by law and in the ordinary course of business and pursuant to reasonable terms which are no less favorable to the Loan Party or such Subsidiary than would be obtained in a comparable arm’s length transaction with a Person which is not an Affiliate.
SECTION 5.28.    Joinder of Subsidiaries.
(a)    The Loan Parties shall cause any (i) Person which becomes a Domestic Subsidiary of a Loan Party (other than a Foreclosed Subsidiary or a Structured Subsidiary) after the Closing Date, or (ii) any Structured Subsidiary which is a Domestic Subsidiary (or a non-Domestic Subsidiary in the event that Section 956(d) of the Code is repealed or modified in a manner such that no deemed

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distribution shall be considered to occur as a result of the non-Domestic Subsidiary being subject to this Section 5.28(a)) and which no longer constitutes a “Structured Subsidiary” pursuant to the definition thereof (in which case such Person shall be deemed to be a “new” Subsidiary for purposes of this Section 5.28), to become a party to, and agree to be bound by the terms of, this Agreement, the Security Agreement, the Pledge Agreement and the other Loan Documents pursuant to a Joinder Agreement in the form attached hereto as Exhibit I and otherwise satisfactory to the Administrative Agent in all respects and executed and delivered to the Administrative Agent within ten (10) Business Days after the day on which such Person became a Domestic Subsidiary (or such Structured Subsidiary no longer qualifying as such). The Loan Parties shall also cause the items specified in Section 3.01(c), (e), (g) and (h) to be delivered to the Administrative Agent concurrently with the instrument referred to above, modified appropriately to refer to such instrument and such Subsidiary or former Structured Subsidiary.
(b)    The Loan Parties shall, or shall cause any Subsidiary (other than any Structured Subsidiary) (the “Pledgor Subsidiary”) to pledge: (a) the lesser of (A) 65% of the voting and non-voting Capital Securities or equivalent equity interests or (B) the entire interest owned by the Loan Parties and such Pledgor Subsidiary, of any Person which becomes a Foreign Subsidiary (other than any Structured Subsidiary) after the Closing Date; provided, that no such pledge shall be required to the extent that it would result in the Loan Parties and the Pledgor Subsidiaries pledging, in the aggregate, more than 65% of the voting and non-voting Capital Securities or equivalent equity interest in such Foreign Subsidiary; provided, further, that the immediately preceding proviso shall not apply in the event that Section 956(d) of the Code is repealed or modified in a manner such that no deemed distribution shall be considered to occur as a result of such Foreign Subsidiary being subject to this Section 5.28(b) and (b) the entire interest owned by the Loan Parties and such Pledgor Subsidiary, of the Capital Securities or equivalent equity interest in any Person which becomes a Domestic Subsidiary (other than any Structured Subsidiary) after the Closing Date, all pursuant to a Joinder Agreement described above executed and delivered by the Loan Parties or such Pledgor Subsidiary to the Administrative Agent within ten (10) Business Days after the day on which such Person became a Domestic Subsidiary (other than a Structured Subsidiary) and shall deliver to the Collateral Custodian, as bailee for the Administrative Agent, such shares of capital stock together with stock powers executed in blank. The Loan Parties shall also cause the items specified in Section 3.01(c), (e), (g) and (h) to be delivered to the Administrative Agent concurrently with the Joinder Agreement referred to above, modified appropriately to refer to such Joinder Agreement, the pledgor and such Subsidiary (other than any Structured Subsidiary).
(c)    Once any Subsidiary becomes a party to this Agreement in accordance with Section 5.28(a) or any Capital Securities (or equivalent equity interests) of a Subsidiary are pledged to the Administrative Agent in accordance with Section 5.28(b), such Subsidiary thereafter shall remain a party to this Agreement and the Capital Securities (or equivalent equity interests) in such Subsidiary (including, without limitation, all initial Subsidiaries) shall remain subject to the pledge to the Administrative Agent, as the case may be, even if such Subsidiary ceases to be a Subsidiary; provided that if a Subsidiary ceases to be a Subsidiary of the Borrower as a result of the Borrower's transfer or sale of all of the Capital Securities of such Subsidiary owned by Borrower in accordance with and to the extent permitted by the terms of Section 5.17, the Administrative Agent and the Lenders agree to release such Subsidiary from this Agreement and release the Capital Securities of such Subsidiary from the Pledge Agreement.
(d)    The Borrower acknowledges that the Administrative Agent and the Lenders have agreed to exclude each Structured Subsidiary as a Loan Party only for so long as such Person qualifies as a “Structured Subsidiary” pursuant to the definition thereof, and thereafter such Person shall no

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longer constitute a “Structured Subsidiary” for any purpose of this Agreement or any other Loan Document.
SECTION 5.29.    No Restrictive Agreement. No Loan Party will, nor will any Loan Party permit any of its Subsidiaries (other than Structured Subsidiaries) to, enter into, after the date of this Agreement, any indenture, agreement, instrument or other arrangement that, directly or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, any of the following by the Loan Party or any such Subsidiary: (i) the incurrence or payment of Debt, (ii) the granting of Liens (other than normal and customary restrictions on the granting of Liens on Capital Securities issued by a Person other than a Subsidiary in respect of any Portfolio Investment made in the ordinary course of business) or (iii) the making of loans, advances or Investments or the sale, assignment, transfer or other disposition of property, real, personal or mixed, tangible. No Loan Party will, nor will any Loan Party permit any of its Subsidiaries (other than any Structured Subsidiary) to, enter into, after the date of this Agreement, any indenture, agreement, instrument or other arrangement that, directly or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, the ability of the Loan Party or any of its Subsidiaries (other than any Structured Subsidiary) to declare or pay Restricted Payments or other distributions in respect of Capital Securities of the Loan Party or any Subsidiary (other than any Structured Subsidiary).
SECTION 5.30.    Partnerships and Joint Ventures. Without the prior written consent of the Required Lenders, no Loan Party shall become a general partner in any general or limited partnership or a joint venturer in any joint venture.
SECTION 5.31.    Additional Debt. No Loan Party or Subsidiary of a Loan Party shall directly or indirectly issue, assume, create, incur or suffer to exist any Debt or the equivalent (including obligations under capital leases), except for: (a) the Debt owed to the Lenders and Hedge Counterparties under the Loan Documents; (b) the Debt existing and outstanding on the Restatement Date described on Schedule 5.31; (c) purchase money Debt hereafter incurred by the Borrower or any of its Subsidiaries to finance the purchase of equipment so long as (i) such Debt when incurred shall not exceed the purchase price of the asset(s) financed, and (ii) the aggregate outstanding principal amount of all Debt permitted under this clause (c) shall not at any time exceed $1,000,000.00; (d) convertible Debt incurred after the date hereof with a maturity when incurred not less than one year after the Termination Date (after giving effect to any extensions of the Termination Date which have been exercised at the time of incurrence of the Debt but not giving effect to any extensions exercised after the incurrence of such Debt) and with terms no more restrictive than those in this Agreement, so long as such Debt is (i) unsecured and (ii) subject to subordination terms as are market for such Debt, including indefinite payment blockage on any payment default with respect to the Obligations (after the expiration of any cure periods) and not less than one year payment blockage on any non-payment default with respect to the Obligations (after the expiration of any cure periods); (e) Debt owing to a Loan Party that is incurred as the borrower of a loan or advance permitted under Section 5.11(iii); and (f) Debt of Structured Subsidiaries; provided that on the date that such Debt is incurred (for clarity, with respect to revolving loan facilities or staged advance loan facilities, “incurrence” shall be deemed to take place at the time such facility is entered into, and not upon each borrowing thereunder) the Borrower is in pro forma compliance with each of the covenants for which compliance must be regularly certified pursuant to Section 5.01(c) after giving effect to the incurrence thereof and on the date of such incurrence Borrower delivers to the Administrative Agent a certificate of a Responsible Officer to such effect. For the avoidance of doubt, any convertible Debt incurred after the date hereof shall not be deemed to be in violation of clause (d) as a result of extensions to the Termination Date effective after the original incurrence of such convertible Debt.
SECTION 5.32.    Post-closing Termination of Accounts. Not later than 90 days after the Restatement Date, the Loan Parties shall terminate and close the existing bank accounts identified

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on Schedule 4.30 hereto, and at all times shall cause all amounts in such existing accounts to be transferred, on each Business Day, to the corresponding new account so identified on Schedule 4.30.
SECTION 5.33.    Modifications of Organizational Documents. The Borrower shall not, and shall not permit any Loan Party or other Subsidiary to, amend, supplement, restate or otherwise modify its Organizational Documents or Operating Documents or other applicable document if such amendment, supplement, restatement or other modification has or would reasonably be expected to have a Material Adverse Effect.
SECTION 5.34.    ERISA Exemptions. The Loan Parties shall not permit any of their respective assets to become or be deemed to be “plan assets” within the meaning of ERISA, the Code and the respective regulations promulgated thereunder.
SECTION 5.35.    Hedge Transactions. The Loan Parties will not, and will not permit any of their Subsidiaries (other than Structured Subsidiaries) to, enter into any Hedge Transaction, other than Hedge Transactions entered into in the ordinary course of business to hedge or mitigate risks to which the Loan Parties are exposed in the conduct of their business or the management of their liabilities. Solely for the avoidance of doubt, the Borrower acknowledges that a Hedge Transaction entered into for speculative purposes or of a speculative nature (which shall be deemed to include any Hedge Transaction under which any Loan Party is or may become obliged to make any payment (i) in connection with the purchase by any third party of any common stock or any Debt or (ii) as a result of changes in the market value of any common stock or any Debt) is not a Hedge Transaction entered into in the ordinary course of business to hedge or mitigate risks.
SECTION 5.36.    Performance of Loan Documents. Each Loan Party will at its own expense duly fulfill and comply with all obligations on its part to be fulfilled or complied with under or in connection with the Collateral and all documents related thereto and will do nothing to impair the rights of any Loan Party or the Administrative Agent, as agent for the Secured Parties, or of the Secured Parties in, to and under the Collateral. Each Loan Party shall clearly and unambiguously set forth, in a manner reasonably satisfactory to the Administrative Agent, in its financial statements filed with the Securities and Exchange Commission that the Administrative Agent, as agent for the Secured Parties has the interest therein granted by the Loan Parties pursuant to the Loan Documents.
SECTION 5.37.    Operating Leases. No Loan Party nor any Subsidiary of a Loan Party shall create, assume or suffer to exist any operating lease except operating leases which: (A) (1) are entered into in the ordinary course of business, and (2) the aggregate indebtedness, liabilities and obligations of the Loan Parties under all such operating leases during any period of four (4) consecutive Fiscal Quarters shall at no time exceed $500,000; (B) are between a Borrower or Guarantor, as landlord and a Borrower or Guarantor as tenant; or (C) are set forth on Schedule 5.37.
SECTION 5.38.    [Intentionally omitted].
SECTION 5.39.    Compliance with Investment Policies and Investment Documents. The Borrower shall, and shall cause its Subsidiaries (other than Structured Subsidiaries) to, comply at all times with its Investment Policies in all material respects and, at their own expense, timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by each of them under the Portfolio Investments and the related Investment Documents. The Borrower shall furnish to the Administrative Agent, prior to its effective date, prompt notice of any changes in the Investment Policies and shall not agree to or otherwise permit to occur any modification of the Investment Policies in any manner that would or would reasonably be expected to adversely affect the interests or remedies of the Administrative Agent or the Secured Parties under this Agreement or any Loan

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Document or impair the collectability of any Portfolio Investment without the prior written consent of the Administrative Agent (in its sole discretion).
SECTION 5.40.    Delivery of Collateral to Collateral Custodian. As soon as reasonably practical after making a Portfolio Investment but in no event greater than within sixty (60) days, the Borrower shall deliver possession of all “instruments” (within the meaning of Article 9 of the UCC) not constituting part of “chattel paper” (within the meaning of Article 9 of the UCC) that evidence any Investment, including all original promissory notes, and certificated securities to the Administrative Agent for the benefit of the Secured Parties, or to a Collateral Custodian on its behalf, indorsed in blank without recourse and transfer powers executed in blank, as applicable; provided, however, that notwithstanding the foregoing, with respect to any Pre-Positioned Investment, the Borrower shall (i) have a copy of the executed note, if any, evidencing such Pre-Positioned Investment and any certificates representing Capital Securities pledged in connection with such Pre-Positioned Investment faxed to a Collateral Custodian on the applicable date of Borrowing or Swing Borrowing with the original to be received by such Collateral Custodian within five (5) Business Days after such date of Borrowing or Swing Borrowing; provided that, prior to delivery thereof, such original and endorsement are held in the custody of a bailee that has delivered a valid, binding and effective Bailee Agreement to the Administrative Agent.
SECTION 5.41.    Custody Agreements. The Borrower shall not permit any Loan Party, and the Borrower shall not permit the Adviser, on behalf of the Borrower, to enter into any custody agreement or equivalent arrangement with any person to hold securities, cash or other assets of any Loan Party unless the Person acting as custodian shall have delivered a Custodial Agreement and, if requested by the Administrative Agent, a control agreement, to the Administrative Agent (in each case in form and substance satisfactory to the Administrative Agent). Each Loan Party agrees that it shall not amend, modify or supplement any Custodial Agreement without the prior, written approval of the Administrative Agent, and the Borrower shall immediately deliver true and complete copies of such amendment, modification or supplement to Administrative Agent and its counsel.
SECTION 5.42.    Adviser Information Reports. The Borrower shall deliver to the Administrative Agent any and all periodic and special reports required by Sections 4(b)(i) and 4(b)(ii) of the Advisory Agreement, immediately upon receipt of such reports from Adviser, to the extent such reports are not publicly filed.
SECTION 5.43.    Notice of Adviser Events and Certain Breaches.
(a) The Borrower will, upon receipt of notice or discovery thereof, promptly send to the Administrative Agent written notice of (i) any material breach of any representation, warranty, agreement or covenant under the Advisory Agreement or any occurrence of an event for which the Adviser may terminate the Advisory Agreement for cause, (ii) any material breach of any representation, warranty, agreement or covenant under the Sub-Advisory Agreement or any occurrence of an event for which the Sub-Adviser may terminate the Sub-Advisory Agreement for cause, (iii) any event or occurrence that, upon notice, or upon the passage of time or both, would constitute such a material breach or event described in clauses (i) and (ii), in each case, promptly upon learning thereof, and (iv) the occurrence of each Adviser Event. In addition, no later than five Business Days following the Borrower’s discovery or notice of the occurrence of any of the events described in clauses (i)-(iii), the Borrower will provide to the Administrative Agent a written statement of the chief financial officer, controller, or chief executive officer of the Borrower setting forth the details of such event and the action that the Borrower proposes to take with respect thereto.
(b) Upon Borrower’s discovery or receipt of notice that the Advisory Agreement may be terminated, the Borrower shall give immediate notice of such potential termination to the

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Administrative Agent (“Adviser Termination Notice”). If the Borrower elects to terminate the Advisory Agreement, the Borrower shall, subject to the approval of the Borrower’s board of directors and stockholders and the consent of the Administrative Agent, such consent not to be unreasonably withheld, conditioned or delayed, (i) identify a successor Adviser, and (ii) engage such successor Adviser in accordance with applicable Law and the Borrower’s Organizational Documents to perform obligations similar to those performed by the Adviser under the Advisory Agreement.
SECTION 5.44.    Custodial Agreements. Borrower (a) shall promptly provide to Adviser true and correct copies of each Custodial Agreement, including any amendments, modifications, supplements or replacements thereof, and (b) shall cause Adviser to comply with all terms and conditions of the Control Agreement and any other Custodial Agreement.
SECTION 5.45.    Amendments, Waivers, and Termination of the Advisory Agreement and Sub-Advisory Agreement. Borrower shall not make any material amendment, waiver or other modification of any provision of the Advisory Agreement without the written agreement of the Administrative Agent.
SECTION 5.46.    Anti-Hoarding of Assets at Structured Subsidiaries. If any Structured Subsidiary is not prohibited by any law, rule or regulation or by any contract or agreement relating to Debt from distributing all or any portion of its assets to a Loan Party, then such Structured Subsidiary shall, if a Significant Unsecured Indebtedness Event has occurred and is continuing, distribute to a Loan Party the amount of assets held by such Structured Subsidiary that such Structured Subsidiary is permitted to distribute and that, in the good faith judgment of the Borrower, such Structured Subsidiary does not reasonably expect to utilize, in the ordinary course of business, to obtain or maintain a financing from an unaffiliated third party; provided, further, however, that if a Significant Unsecured Indebtedness Event has occurred and is continuing and the value of the assets owned by such Structured Subsidiary significantly exceeds the amount of Debt of such Structured Subsidiary, even if such Structured Subsidiary is prohibited by any contract or agreement relating to Debt from distributing all or any portion of its assets to a Loan Party, the Borrower shall use its commercially reasonable efforts to take such action as is necessary to cause such Structured Subsidiary to become a Loan Party or distribute assets to a Loan Party in an amount equal to the amount of assets held by such Structured Subsidiary that, in the good faith judgment of the Borrower, such Structured Subsidiary does not reasonably expect to utilize, in the ordinary course of business, to obtain or maintain a financing from an unaffiliated third party that includes advance rates that are substantially comparable to market terms for substantially similar debt financings at such time of determination.
ARTICLE VI
DEFAULTS
SECTION 6.01.    Events of Default. If one or more of the following events (“Events of Default”) shall have occurred and be continuing:
(a)    the Borrower shall fail to pay when due any principal of any Advance (including, without limitation, any Advance or portion thereof to be repaid pursuant to Section 2.11) or shall fail to pay any interest on any Advance within three Business Days after such interest shall become due, or any Loan Party shall fail to pay any fee or other amount payable hereunder within three Business Days after such fee or other amount becomes due; or
(b)    any Loan Party shall fail to observe or perform any covenant contained in Section 5.01(e) and (i), 5.02(ii) and (iii), 5.03, 5.04, 5.05, 5.06, 5.07, 5.08, 5.09, 5.10, 5.12, 5.13, 5.14, 5.16, 5.17, 5.18, 5.29, 5.31, 5.33, 5.34, 5.41, 5.44, and 5.46; or

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(c)    any Loan Party shall fail to observe or perform any covenant or agreement contained or incorporated by reference in this Agreement (other than those covered by clause (a) or (b) above or clauses (n) or (q) below) or any other Loan Document; provided that such failure continues for (1) ten (10) days in the case of Section 5.01, Section 5.11 or 5.27 or (2) otherwise, thirty days, in each case after the earlier of (A) the first day on which any Loan Party has knowledge of such failure or (B) written notice thereof has been given to the Borrower by the Administrative Agent at the request of any Lender; or
(d)    any representation, warranty, certification or statement made or deemed made by the Loan Parties in Article IV of this Agreement, any other Loan Document or in any financial statement, material certificate or other material document or report delivered pursuant to any Loan Document shall prove to have been untrue or misleading in any material respect when made (or deemed made); or
(e)    any Loan Party or any Subsidiary of a Loan Party shall fail to make any payment in respect of Debt (other than the Notes) having an aggregate principal amount in excess of $500,000.00 after expiration of any applicable cure or grace period; or
(f)    any event or condition shall occur which results in the acceleration of the maturity of Debt outstanding of any Loan Party or any Subsidiary of a Loan Party in an aggregate principal amount in excess of $500,000.00 or the mandatory prepayment or purchase of such Debt by any Loan Party (or its designee) or such Subsidiary of a Loan Party (or its designee) prior to the scheduled maturity thereof, or enables (or, with the giving of notice or lapse of time or both, would enable) the holders of such Debt or commitment to provide such Debt or any Person acting on such holders’ behalf to accelerate the maturity thereof, terminate any such commitment or require the mandatory prepayment or purchase thereof prior to the scheduled maturity thereof, without regard to whether such holders or other Person shall have exercised or waived their right to do so; or
(g)    any Loan Party or any Subsidiary of a Loan Party shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, administrator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally, or shall admit in writing its inability, to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or
(h)    an involuntary case or other proceeding shall be commenced against any Loan Party or any Subsidiary of a Loan Party seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, administrator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against any Loan Party or any Subsidiary of a Loan Party under the federal bankruptcy laws as now or hereafter in effect; or
(i)    any Loan Party or any member of the Controlled Group shall fail to pay when due any material amount which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans shall be filed under Title IV of ERISA by any Loan Party, any member of the Controlled Group, any plan administrator or any combination of

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the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated; or
(j)    one or more judgments or orders for the payment of money in an aggregate amount in excess of $500,000.00 (after taking into account the application of insurance proceeds) shall be rendered against any Loan Party or any Subsidiary of a Loan Party and such judgment or order shall continue unsatisfied and unstayed for a period of 30 days; or
(k)    a federal tax lien shall be filed against any Loan Party or any Subsidiary of a Loan Party under Section 6323 of the Code or a lien of the PBGC shall be filed against any Loan Party or any Subsidiary of a Loan Party under Section 4068 of ERISA and in either case such lien shall remain undischarged for a period of 30 days after the date of filing; or
(l)    a Change in Control shall occur; or
(m)    the Administrative Agent, as agent for the Secured Parties, shall fail for any reason to have a valid first priority security interest in any of the Collateral (other than by reason of any act or omission solely on behalf of the Administrative Agent); or
(n)    a default or event of default shall occur and be continuing under any of the Collateral Documents or any Loan Party shall fail to observe or perform any material obligation to be observed or performed by it under any Collateral Document, and such default, event of default or failure to perform or observe any obligation continues beyond any applicable cure or grace period provided in such Collateral Document; or
(o)    a default or event of default shall occur and be continuing under any of the Material Contracts that would reasonably be likely to have a Material Adverse Effect or any Loan Party shall fail to observe or perform any material provision or any payment obligation to be observed or performed by it under any Material Contract, and such default, event of default or failure to perform or observe any such provision or obligation continues beyond any applicable cure or grace period provided in such Material Contract; or
(p)    (i) any of the Guarantors shall fail to pay when due any Guaranteed Obligations (after giving effect to any applicable grace period) or shall fail to pay any fee or other amount payable hereunder when due; or (ii) any Guarantor shall disaffirm, contest or deny its obligations under Article X; or
(q)    if the Borrower at any time fails to own (directly or indirectly, through Wholly Owned Subsidiaries) 100% of the outstanding shares of the voting stock, voting membership interests or equivalent equity interests of each Guarantor; or
(r)    any Loan Party shall (or shall attempt to) disaffirm, contest or deny its obligations under any Loan Document or any material provision of any Loan Document for any reason ceases to be valid, binding and enforceable in accordance with its terms; or
(s)    a Collateral Custodian that is in the possession of any Collateral (1) shall (or shall attempt to) disaffirm, contest or deny its obligations under, or terminates or attempts to terminate, or

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is in default of its obligations under, a Custodial Agreement or (2) ceases in any respect to be acceptable to the Administrative Agent in its reasonable discretion and, in each case, such Collateral Custodian is not replaced by, and any Collateral held by such Collateral Custodian is not delivered to, a replacement Collateral Custodian satisfactory to the Administrative Agent within 10 days after (A) the first date of such occurrence, in the case of clause (1) or (B) the date written notice thereof has been given to the Borrower by the Administrative Agent, in the case of clause (2); or
(t)    the Advisory Agreement or Sub-Advisory Agreement are terminated without the prior written consent of the Required Lenders; or
(u)    the Borrower agrees or consents to, or otherwise permits any amendment, modification, change, supplement or rescission of or to the Investment Policies in whole or in part that has or would reasonably be expected to adversely affect the interests or remedies of the Administrative Agent or the Secured Parties under this Agreement or any Loan Document or impair the collectability of any Portfolio Investment without the prior written consent of the Administrative Agent; or
(v)    any two (2) of Sherri Schugart, ~~Ryan Sims~~Janice Walker, David Covington, Jeff Folkerts or Alejandro ~~Paloma~~Palomo shall cease to be involved in the daily operations of the Borrower, unless any such person shall have been replaced with an individual, reasonably satisfactory to the Administrative Agent, not more than ninety (90) days after such person shall have ceased such involvement; or

(w)    the occurrence of any event, act or condition which the Required Lenders determine either does or has a reasonable probability of causing a Material Adverse Effect, then, and in every such event, the Administrative Agent shall ~~(i)~~, in its sole discretion or if requested by the Required Lenders, by written notice to the Borrower (i) terminate the Revolver Commitments and they shall thereupon terminate and (ii) ~~if requested by the Required Lenders, by notice to the Borrower~~ declare the Notes (together with accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents to be, and the Notes (together with all accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Loan Parties; provided that if any Event of Default specified in clause (g) or (h) above occurs with respect to any Loan Party or any Subsidiary of a Loan Party, without any notice to any Loan Party or any other act by the Administrative Agent or the Lenders, the Revolver Commitments shall thereupon automatically terminate and the Notes (together with accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents shall automatically become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Loan Parties. Notwithstanding the foregoing, the Administrative Agent shall have available to it all rights and remedies provided under the Loan Documents (including, without limitation, the rights of a secured party pursuant to the Collateral Documents) and in addition thereto, all other rights and remedies at law or equity, and the Administrative Agent shall exercise any one or all of them at the request of the Required Lenders.
SECTION 6.02.    Notice of Default. The Administrative Agent shall give written notice to the Borrower of any Default under Section 6.01(c) promptly upon being requested to do so by any Lender and shall thereupon notify all the Lenders thereof.
SECTION 6.03.    [Intentionally omitted.]

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SECTION 6.04.    Allocation of Proceeds. If an Event of Default has occurred and not been waived, and the maturity of the Notes has been accelerated pursuant to Article VI hereof, all payments received by the Administrative Agent hereunder or under the other Loan Documents, in respect of any principal of or interest on the Obligations or any other amounts payable by the Borrower or any other Loan Party hereunder or under the other Loan Documents, shall be applied by the Administrative Agent in the following order:
(a)    To payment of that portion of the Obligations constituting fees, indemnities, Credit Party Expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article VIII and Section 2.12) payable to the Administrative Agent in its capacity as such; and then
(b)    To payment of that portion of the Obligations constituting indemnities, Credit Party Expenses and other amounts (other than principal, interest and fees) payable to the Lenders (including fees, charges and disbursements of counsel to the respective Lenders and amounts payable under Article VIII and Section 2.12), ratably among them in proportion to the amounts described in this clause payable to them; and then
(c)    To payment of that portion of the Obligations constituting accrued and unpaid interest on the Advances and other Obligations, and fees (including unused commitment fees and Upfront Lender fees), ratably among the Lenders in proportion to the respective amounts described in this clause payable to them; and then
(d)    To payment of that portion of the Obligations constituting unpaid principal of the Swing Advances; and then
(e)    To payment of that portion of the Obligations constituting unpaid principal of the Revolver Advances, ratably among the Lenders in proportion to the respective amounts described in this clause held by them; and then
(f)    To payment of all other Obligations (excluding any Obligations arising from Cash Management Services and Bank Products), ratably among the Secured Parties in proportion to the respective amounts described in this clause held by them; and then
(g)    To payment of all other Obligations arising from Bank Products and Cash Management Services to the extent secured under the Collateral Documents, ratably among the Secured Parties in proportion to the respective amounts described in this clause held by them; and then
(h)    The balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by law.
ARTICLE VII
THE ADMINISTRATIVE AGENT
SECTION 7.01.    Appointment and Authority. Each of the Lenders hereby irrevocably appoints ~~EverBank~~TIAA to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent and the Lenders and neither the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions.

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SECTION 7.02.    Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders
SECTION 7.03.    Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Administrative Agent:
(a)    shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b)    shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law; and

(c)    shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 9.05 and 6.01) or (ii) in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Borrower or a Lender.

The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article III or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

SECTION 7.04.    Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or

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otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of an Advance that by its terms must be fulfilled to the satisfaction of a Lender the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Advance. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
SECTION 7.05.    Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub‑agents appointed by the Administrative Agent. The Administrative Agent and any such sub‑agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub‑agent and to the Related Parties of the Administrative Agent and any such sub‑agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.
SECTION 7.06.    Resignation of Administrative Agent. The Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which shall be a bank with an office in the United States of America, or an Affiliate of any such bank with an office in the United States of America. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above provided that if the Administrative Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this paragraph. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this paragraph). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub‑agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.
SECTION 7.07.    Non-Reliance on Administrative Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed

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appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.
SECTION 7.08.    [Intentionally omitted.]
SECTION 7.09.    Other Agents. The Borrower and each Lender hereby acknowledges that any Lender designated as an “Agent” on the signature pages hereof (other than the Administrative Agent) shall not have any obligations, duties or liabilities hereunder other than in its capacity as a Lender.
SECTION 7.10.    Hedging Agreements, Cash Management Services and Bank Products. Except as otherwise expressly set forth herein or in any Collateral Document, no Bank Product Bank, Cash Management Bank or Hedge Counterparty that obtains the guarantees hereunder or any Collateral by virtue of the provisions hereof or of any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) or any Guaranty (including the release or impairment of any Guaranty) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article VII to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under or related to Cash Management Services, Bank Products and Hedge Agreements unless the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank, Bank Product Bank or Hedge Counterparty, as the case may be.
ARTICLE VIII
CHANGE IN CIRCUMSTANCES; COMPENSATION
SECTION 8.01.    Changes Regarding Interest Rate.
~~SECTION 8.01.~~(a)    Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period:
(~~a~~i)    the Administrative Agent reasonably determines that deposits in Dollars (in the applicable amounts) are not being offered in the relevant market for such Interest Period, or
(~~b~~ii)    the Required Lenders advise the Administrative Agent that the LIBO Rate as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Lenders of funding the Euro-Dollar Advances for such Interest Period, the Administrative Agent shall forthwith give written notice thereof to the Borrower and the Lenders, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Lenders to make Euro-Dollar Advances specified in such notice, or to permit continuations or conversions into Euro-Dollar Advances, shall be suspended. Unless the Borrower notifies the Administrative Agent at least two (2) Euro-Dollar Business Days before the date of any

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Borrowing or Swing Borrowing of Euro-Dollar Advances for which a Notice of Borrowing has previously been given, or continuation or conversion into such Euro-Dollar Advances for which a Notice of Continuation or Conversion has previously been given, that it elects not to borrow or so continue or convert on such date, such Borrowing or Swing Borrowing shall instead be made as an ABR Borrowing, or such Euro-Dollar Advance shall be converted to an ABR Advance.

(b)     Effect of Benchmark Transition Event.

(i)    Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Administrative Agent and the Borrower may amend this Agreement to replace LIBO Rate with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. Any such amendment with respect to an Early Opt-in Election will become effective on the date that Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders accept such amendment. No replacement of LIBO Rate with a Benchmark Replacement pursuant to this Section 8.01(b) will occur prior to the applicable Benchmark Transition Start Date.
(ii)    Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right, in its sole discretion, to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.
(iii)    Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or Lenders pursuant to this Section 8.01(b), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 8.01(b).
(iv)    Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Euro-dollar Borrowing of, conversion to or continuation of Euro-dollar Advances to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to ABR Advances. During any Benchmark

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Unavailability Period, the component of ABR based upon LIBO Rate will not be used in any determination of ABR.
(c)    The Administrative Agent and the Borrower do not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of “LIBO Rate” or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate, as it may or may not be adjusted pursuant to this Section 8.01, will be similar to, or produce the same value or economic equivalence of, LIBO Rate or have the same volume or liquidity as did the London interbank offered rate or other rates in the definition of “LIBO Rate” prior to its discontinuance or unavailability.

SECTION 8.02.    Illegality. If, a Change in Law shall make it unlawful or impossible for any Lender (or its Lending Office) to make, maintain or fund its Euro-Dollar Advances and such Lender shall so notify the Administrative Agent, the Administrative Agent shall forthwith give written notice thereof to the other Lenders and the Borrower, whereupon until such Lender notifies the Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Lender to make or permit continuations or conversions of Euro-Dollar Advances shall be suspended. Before giving any notice to the Administrative Agent pursuant to this Section, such Lender shall designate a different Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Lender, be otherwise disadvantageous to such Lender. If such Lender shall determine that it may not lawfully continue to maintain and fund any of its portion of the outstanding Euro-Dollar Advances to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of the Euro-Dollar Advances of such Lender, together with accrued interest thereon and any amount due such Lender pursuant to Section 8.05. Concurrently with prepaying such Euro-Dollar Advances, the Borrower shall borrow an ABR Advance in an equal principal amount from such Lender (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Advances of the other Lenders), and such Lender shall make such an ABR Advance.
SECTION 8.03.    Increased Cost and Reduced Return.
(a)    If after the date hereof, a Change in Law or compliance by any Lender (or its Leading Office) with any request or directive (whether or not having the force of law) of any Authority shall:
(i)    impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender ~~(except any reserve requirement reflected in the applicable Euro-Dollar Reserve Percentage)~~ with respect to this Agreement;
(ii)    subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or
(iii)    impose on any Lender or the London interbank market any other condition, cost or expense affecting this Agreement or Euro-Dollar Advances by such Lender or participation therein;

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and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining any Euro-Dollar Advance (or of maintaining its obligation to make any such Advance), or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or any other amount) then, upon written request of such Lender, the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

(~~a~~b)    If any Lender determines that any Change in Law affecting such Lender or any Lending Office of such Lender or such Lender’s holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Revolver Commitments of such Lender or the Advances made by such Lender, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.
(~~b~~c)    A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.
(~~c~~d)    Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs incurred or reductions suffered more than six months prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof).
SECTION 8.04.    ABR Advances Substituted for Affected Euro-Dollar Advances. If (i) the obligation of any Lender to make or maintain a Euro-Dollar Advance has been suspended pursuant to Section 8.02 or (ii) any Lender has demanded compensation under Section 8.03, and the Borrower shall, by at least five (5) Euro-Dollar Business Days’ prior notice to such Lender through the Administrative Agent, have elected that the provisions of this Section shall apply to such Lender, then, unless and until such Lender notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply:
(a)    all Advances which would otherwise be made by such Lender as or permitted to be continued as or converted into Euro-Dollar Advances shall instead be made as or converted into ABR Advances, (in all cases interest and principal on such Advances shall be payable contemporaneously with the related Euro-Dollar Advances of the other Lenders), and
(b)    after its portion of the Euro-Dollar Advance has been repaid, all payments of principal which would otherwise be applied to repay such Euro-Dollar Advance shall be applied to repay its ABR Advance instead.

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In the event that the Borrower shall elect that the provisions of this Section shall apply to any Lender, the Borrower shall remain liable for, and shall pay to such Lender as provided herein, all amounts due such Lender under Section 8.03 in respect of the period preceding the date of conversion of such Lender’s portion of any Advance resulting from the Borrower’s election.
SECTION 8.05.    Compensation. Upon the request of any Lender, delivered to the Borrower and the Administrative Agent, the Borrower shall pay to such Lender such amount or amounts as shall compensate such Lender for any loss, cost or expense incurred by such Lender as a result of:
(a)    any payment or prepayment (pursuant to Sections 2.10, 2.11, 6.01, 8.02 or otherwise) of a Euro-Dollar Advance on a date other than the last day of an Interest Period for such Advance; or
(b)    any failure by the Borrower to prepay a Euro-Dollar Advance on the date for such prepayment specified in the relevant notice of prepayment hereunder; or
(c)    any failure by the Borrower to borrow a Euro-Dollar Advance on the date for the Borrowing of which such Euro-Dollar Advance is a part specified on the Restatement Date;
such compensation to include, without limitation, an amount equal to the excess, if any, of (x) the amount of interest which would have accrued on the amount so paid or prepaid or not prepaid or borrowed for the period from the date of such payment, prepayment or failure to prepay or borrow to the last day of the then current Interest Period for such Euro-Dollar Advance (or, in the case of a failure to prepay or borrow, the Interest Period for such Euro-Dollar Advance which would have commenced on the date of such failure to prepay or borrow) at the applicable rate of interest for such Euro-Dollar Advance provided for herein over (y) the amount of interest (as reasonably determined by such Lender) such Lender would have paid on deposits in Dollars of comparable amounts having terms comparable to such period placed with it by leading lenders in the London interbank market (if such Advance is a Euro-Dollar Advance).
ARTICLE IX
MISCELLANEOUS
SECTION 9.01.    Notices Generally.
(a)    Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows:
(i)    if to the Borrower or any other Loan Party, to it at c/o Hines Interests Limited Partnership, 2800 Post Oak Boulevard, Suite 4800, Houston, Texas 77056, Attention of Ryan T. Sims; Telephone No. (713) 621-8000; Facsimile No. (713) 966-7660;

(ii)    if to the Administrative Agent, to ~~EverBank Commercial Finance, Inc.~~TIAA, FSB, at its address set forth on its signature page hereof, Attention of John Dale; Facsimile No. (201) 770-4762; Telephone No. (856) 505-8163;
(iii)    if to a Lender, to it at its address (or facsimile number) set forth in its Administrative Questionnaire.
Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been

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given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b).
(b)    Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.
Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.
(c)    Change of Address, Etc. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto.
(d)    The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF ANY MATERIALS OR INFORMATION PROVIDED BY OR ON BEHALF OF THE BORROWER OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM ANY MATERIALS OR INFORMATION PROVIDED BY OR ON BEHALF OF THE BORROWER. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH ANY MATERIALS OR INFORMATION PROVIDED BY OR ON BEHALF OF THE BORROWER OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender, the Sole Lead Arranger and Sole Bookrunner or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of any materials or information provided by or on behalf of the Borrower through the internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Borrower, any Lender, the Sole Lead Arranger and Sole Bookrunner or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

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SECTION 9.02.    No Waivers. No failure or delay by the Administrative Agent or any Lender in exercising any right, power or privilege hereunder or under any Note or other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.
Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Article VI for the benefit of all the Lenders; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) any Lender from exercising setoff rights in accordance with Section 9.04, or (c) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under the Bankruptcy Code or any other applicable debtor relief law.

SECTION 9.03.    Expenses; Indemnity; Damage Waiver.
(a)    Costs and Expenses. The Loan Parties shall, jointly and severally, pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), and (ii)  all reasonable out-of-pocket expenses incurred by the Administrative Agent or any Lender (including the fees, charges and disbursements of any counsel for the Administrative Agent or any Lender, in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Advances made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Advances.
(b)    Indemnification by the Loan Parties. The Loan Parties shall, jointly and severally, indemnify the Administrative Agent (and any sub-agent thereof) and each Lender and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, penalties, damages, liabilities and related expenses (including the reasonable fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Advance or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or Environmental Releases on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent

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jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Borrower or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.
(c)    Reimbursement by Lenders. To the extent that a Loan Party for any reason fails to pay any amount required under paragraph (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent) or such Related Party, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) in connection with such capacity. The obligations of the Lenders under this paragraph (c) are subject to the provisions of Sections 9.10 and 9.13.
(d)    Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, the Loan Parties shall not assert, and hereby waive, any claim against any Indemnitee, on any theory of liability, for indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Advance or the use of the proceeds thereof. No Indemnitee referred to in paragraph (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.
(e)    Payments. All amounts due under this Section shall be payable promptly after demand therefor.
SECTION 9.04.    Setoffs; Sharing of Set-Offs; Application of Payments.
(a)    If an Event of Default shall have occurred and be continuing, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of the Borrower or any other Loan Party against any and all of the obligations of the Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower or such Loan Party may be contingent or unmatured or are owed to a branch or office of such Lender different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or their respective Affiliates may have. Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

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(b)    If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Advances or other Obligations (excluding any Obligations arising under or related to Cash Management Services, Bank Products and Hedging Agreements) hereunder or under any other Loan Document resulting in such Lender’s receiving payment of a proportion of the aggregate amount of its Advances and accrued interest thereon or other such Obligations (excluding any Obligations arising under or related to Cash Management Services, Bank Products and Hedging Agreements) greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Advances and such other Obligations (excluding any Obligations arising under or related to Cash Management Services, Bank Products and Hedging Agreements) of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Advances and other amounts owing them, provided that:
(i)    if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and
(ii)    the provisions of this paragraph shall not be construed to apply to (x) any payment made by a Loan Party pursuant to and in accordance with the express terms of this Agreement or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Advances to any assignee or participant, other than to the Borrower or any Subsidiary thereof (as to which the provisions of this paragraph shall apply).
Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of each Loan Party in the amount of such participation.
SECTION 9.05.    Amendments and Waivers.
(a)    Any provision of this Agreement, the Notes or any other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Lenders (and, if the rights or duties of the Administrative Agent are affected thereby, by the Administrative Agent); provided that no such amendment or waiver shall, unless signed by all the Lenders, (i) increase the Revolver Commitment of any Lender or subject any Lender to any additional obligation (it being understood and agreed that a waiver of any condition precedent set forth in Section 3.02 or of any Default or Event of Default is not considered an increase in Revolver Commitments of any Lender or any Lender’s obligation to fund), (ii) reduce the principal of or decrease the rate of interest on any Advance or decrease any fees hereunder, (iii) defer the date fixed for any payment of principal of (including any extension of the Termination Date but excluding mandatory prepayments) or interest on any Advance or any fees hereunder; provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate, (iv) reduce the amount of principal, decrease the amount of interest or decrease the amount of fees due on any date fixed for the payment thereof; provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate, (v) change the percentage of the Revolver Commitments or of the aggregate unpaid principal amount of the Notes, or the percentage of Lenders, which shall be required for the Lenders

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or any of them to take any action under this Section or any other provision of this Agreement, (vi) change the application of any payments made under this Agreement or the other Loan Documents in a manner that would alter any pro rata sharing requirements, (vii) release, share or substitute all or substantially all of the Collateral held as security for the Obligations, (viii) change or modify the definition of “Required Lenders,” or this Section 9.05, or (ix) change the definition of the term “Borrowing Base”, “Eligible Portfolio Investment”, “Unrestricted Cash and Cash Equivalents” or any component definition of any of them if as a result thereof the amounts available to be borrowed by the Borrower would be increased without the consent of each Lender, provided that the foregoing shall not limit the discretion of the Administrative Agent to change, establish or eliminate any reserves or to make determinations with respect to the eligibility or value of any Investment, (x) release any guaranty given to support payment of the Guaranteed Obligations, or (xi) amend or waive any provision of the Loan Documents in any manner that permits a Defaulting Lender to cure its status as a Defaulting Lender without requiring such Defaulting Lender to pay in full its unfunded obligations. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver, or consent hereunder (and any amendment, waiver, or consent which by its terms requires the consent of all Lenders may be effected with the consent of all Lenders other than Defaulting Lenders) provided that, without in any way limiting Section 9.08, any such amendment, waiver, or consent that would increase or extend the term of the Revolver Commitment or Revolver Advances of such Defaulting Lender, extend the date fixed for the payment of principal or interest owing to such Defaulting Lender hereunder, reduce the principal amount of any obligation owing to such Defaulting Lender, reduce the amount of or the rate or amount of interest on any amount owing to such Defaulting Lender or of any fee payable to such Defaulting Lender hereunder, or alter the terms of this proviso, will require the consent of such Defaulting Lender. Notwithstanding the foregoing, (1) the Hedging Agreements, any agreement with the Administrative Agent and the agreements evidencing the Bank Products and Cash Management Services may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto and (2) any Commitment Increase meeting the conditions set forth in Section 2.14 shall not require the consent of any Lender other than those Lenders, if any, which have agreed to increase their Revolver Commitment in connection with the proposed Commitment Increase.
(b)    Notwithstanding anything in clause (a), (i) unless also signed by the Administrative Agent, no amendment, waiver or consent shall affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document, and (ii) any agreement with the Administrative Agent may be amended, or rights or privileges thereunder waived, only by means of a written agreement executed by all of the parties thereto. Additionally, notwithstanding anything to the contrary herein, each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Advances, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code of the United States supersede the unanimous consent provisions set forth herein and the Required Lenders shall determine whether or not to allow a Loan Party to use cash collateral in the context of a bankruptcy or insolvency proceeding and such determination shall be binding on all of the Lenders.
(c)    Notwithstanding anything to the contrary, unless signed by the Swingline Lender, no amendment, waiver of consent shall affect the rights or duties of the Swingline Lender under this Agreement or any other Loan Document.
(d)    To the extent not inconsistent with Section 9.05(a)(vii) above, the Administrative Agent is authorized to release (and shall release) its Lien on any Collateral (i) that is the subject of a disposition not prohibited under this Agreement (including, without limitation, any transfer of a Portfolio Investment to a Structured Subsidiary in compliance with Section 5.17) or (ii) to which the Required Lenders shall have consented, and the Administrative Agent will, at the Loan Parties’ expense,

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execute and deliver to any Loan Party such documents (including, without limitation, any UCC lien releases, re-assignments of trademarks, discharges of security interests, and other similar discharge or release documents (and, if applicable, in recordable form)) as such Loan Party shall reasonably request to evidence the release of such Lien; notwithstanding the foregoing, Portfolio Investments constituting Collateral shall be automatically released from such Lien, without any action of the Administrative Agent, in connection with any disposition of Portfolio Investments by a Loan Party that (x) occurs in the ordinary course of such Loan Party’s business and (y) is not prohibited under any of the Loan Documents.
SECTION 9.06.    Margin Stock Collateral. Each of the Lenders represents to the Administrative Agent and each of the other Lenders that it in good faith is not, directly or indirectly (by negative pledge or otherwise), relying upon any Margin Stock as collateral in the extension or maintenance of the credit provided for in this Agreement.
SECTION 9.07.    Successors and Assigns.
(a)    Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of paragraph (b) of this Section, (ii) by way of participation in accordance with the provisions of paragraph (d) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)    Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolver Commitment and the Revolver Advances at the time owing to it); provided that
(i)    except in the case of an assignment of the entire remaining amount of the assigning Lender’s Revolver Commitment and the Revolver Advances at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Revolver Commitment (which for this purpose includes Revolver Advances outstanding thereunder) or, if the applicable Revolver Commitment is not then in effect, the principal outstanding balance of the Revolver Advances of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000, unless each of the Administrative Agent and, so long as no Default has occurred and is continuing, the Borrower otherwise consent (each such consent not to be unreasonably withheld or delayed);
(ii)    each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Revolver Advances or the Revolver Commitment assigned;

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(iii)    no assignment shall be made to any Defaulting Lender or its Subsidiaries or Affiliates;
(iv)    any assignment of a Revolver Commitment must be approved by the Administrative Agent unless the Person that is the proposed assignee is itself the Swingline Lender or a Lender with a Revolver Commitment (whether or not the proposed assignee would otherwise qualify as an Eligible Assignee) and the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) a Default has occurred and is continuing at the time of such assignment, or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund, provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof; and
(v)    the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500, and the Eligible Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.
Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 8.03 and 9.03 with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section.

(c)    Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices in Mt. Laurel, New Jersey a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Revolver Commitments of, and principal amounts of the Revolver Advances owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). In addition, the Administrative Agent shall maintain on the Register the designation, and the revocation of designation, of any Lender as a Defaulting Lender of which it has received notice. The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice
(d)    Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion

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of its Revolver Commitment and/or the Revolver Advances owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.
Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Section 9.05(a)(i) through (x) (inclusive) that affects such Participant. Subject to paragraph (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 8.01 through 8.05 inclusive to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.04 as though it were a Lender, provided such Participant agrees to be subject to Section 9.04 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided, that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
(e)    Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 8.03 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.12 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.12 as though it were a Lender.
(f)    Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
SECTION 9.08.    Defaulting Lenders. Notwithstanding anything contained in this Agreement, if any Lender becomes a Defaulting Lender, then, to the extent permitted by Applicable Laws:
(a)    during any Default Period with respect to such Defaulting Lender, such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 9.05(a);

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(b)    until such time as the Default Excess with respect to such Defaulting Lender shall have been reduced to zero:
except as otherwise provided in this Section 9.08, any payment of principal, interest, fees, or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VI or otherwise, and including any amounts made available to the Administrative Agent by such Defaulting Lender pursuant to Section 9.08), shall be deemed paid to and redirected by such Defaulting Lender to be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment of any amounts owing by such Defaulting Lender to the Swingline Lender hereunder; third, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Revolver Advances under this Agreement; fourth, as the Borrower may request, so long as no Default exists and is continuing, to the funding of any Revolver Advance in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, to the payment of any amounts owing to the Lenders or the Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender or the Swingline Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; sixth, so long as no Default exists and is continuing, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and seventh, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Revolver Advance in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Revolver Advance was made at a time when the conditions set forth in Section 3.02 were satisfied or waived, such payment shall be applied solely to pay the Revolver Advance of all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Revolver Advance of that Defaulting Lender;
(c)    until such time as all Defaulted Payments with respect to such Defaulting Lender shall have been paid, the Administrative Agent may (in its discretion) apply any amounts thereafter received by the Administrative Agent for the account of such Defaulting Lender to satisfy such Defaulting Lender’s obligations to make such Defaulted Payments until such Defaulted Payments have been fully paid;
(d)    no assignments otherwise permitted by Section 9.07 shall be made to a Defaulting Lender or any of its Subsidiaries or Affiliates that are Distressed Persons;
(e)    Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in Swing Advances shall be reallocated among the Lenders which are not a Defaulting Lender at such time (each, a “Non-Defaulting Lender”) in accordance with their respective Applicable Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that (x) the conditions set forth in Section 3.02 are satisfied at the time of such reallocation (and, unless the Borrower shall have otherwise notified the Administrative Agent at such time, the Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the aggregate Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolver Commitment. No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender,

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including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.
(f)    Repayment of Swing Advances. If the reallocation described in subsection (e) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, prepay Swing Advances in an amount equal to the Swingline Lenders’ Fronting Exposure. So long as any Lender is a Defaulting Lender, the Swingline Lender shall not be required to fund any Swing Advances unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swing Advance.
Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) as provided in the above Section 9.08(b) to pay amounts owed by a Defaulting Lender shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.

SECTION 9.09.    Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Loan Parties or their Affiliates.
For purposes of this Section, “Information” means all information received from the Loan Parties or any of their Subsidiaries relating to the Loan Parties or any of their Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Loan Parties or any of their Subsidiaries. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.
SECTION 9.10.    Representation by Lenders. Each Lender hereby represents that it is a commercial lender or financial institution which makes loans in the ordinary course of its business and that it will make its Advances hereunder for its own account in the ordinary course of such business; provided, however, that, subject to Section 9.07, the disposition of the Note or Notes held by that Lender shall at all times be within its exclusive control.
SECTION 9.11.    Obligations Several. The obligations of each Lender hereunder are several, and no Lender shall be responsible for the obligations or commitment of any other Lender hereunder. Nothing contained in this Agreement and no action taken by the Lenders pursuant hereto shall be deemed to constitute the Lenders to be a partnership, an association, a joint venture or any other kind

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of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement or any other Loan Document and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.
SECTION 9.12.    Survival of Certain Obligations. Sections 8.03(a), 8.03(b), 8.05, 9.03 and 9.09, and the obligations of the Loan Parties thereunder, shall survive, and shall continue to be enforceable notwithstanding, the termination of this Agreement, and the Revolver Commitments and the payment in full of the principal of and interest on all Advances.
SECTION 9.13.    Governing Law. This Agreement and each Note shall be construed in accordance with and governed by the law of the State of New York.
SECTION 9.14.    Severability. In case any one or more of the provisions contained in this Agreement, the Notes or any of the other Loan Documents should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby and shall be enforced to the greatest extent permitted by law.
SECTION 9.15.    Interest. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the Maximum Lawful Rate. If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Lawful Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Lawful Rate, such Person may, to the extent permitted by Applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.
SECTION 9.16.    Interpretation. No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.
SECTION 9.17.    Counterparts; Integration; Effectiveness; Electronic Execution.
(a)    Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 3.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e. “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement

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(b)    Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 9.18.    Jurisdiction; Waiver of Venue; Service of Process; Waiver of Jury Trial.
(a)    Submission to Jurisdiction. Each Loan Party irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the courts of the State of New York sitting in New York County, or the federal courts sitting in the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or its properties in the courts of any jurisdiction.
(b)    Waiver of Venue. The Borrower irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(c)    Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable law.
(d)    Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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SECTION 9.19.    Independence of Covenants. All covenants under this Agreement and the other Loan Documents shall be given independent effect so that if a particular action or condition is not permitted by any such covenant, the fact that it would be permitted by an exception to, or would be otherwise allowed by, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.
SECTION 9.20.    Concerning Certificates. All certificates required hereunder to be delivered by the Borrower, any Guarantor or any Subsidiary and that are required to be executed or certified by the Chief Financial Officer or any other authorized officer of the Borrower, any Guarantor or any Subsidiary shall be executed or certified by such officer in such capacity solely on behalf of the entity for whom he is acting, and not in any individual capacity; provided that nothing in the foregoing shall be deemed as a limitation on liability of any officer for any acts of willful misconduct, fraud, intentional misrepresentation or dishonesty in connection with such execution or certification.
SECTION 9.21.    Renewal and Restatement. This Agreement amends, restates and supersedes the Existing Credit Agreement and it is the intention of the parties hereto that all liens and security interests securing the Existing Credit Agreement, continue to exist, remain valid and shall not be impaired or released hereby and shall remain in full force and effect under the terms of this Agreement and all of the Loan Documents.

ARTICLE X
GUARANTY
SECTION 10.01.    Unconditional Guaranty. Each Guarantor hereby irrevocably, unconditionally and jointly and severally guarantees, each as a primary obligor and not merely as a surety, to the Administrative Agent, the Lenders and the other Secured Parties the due and punctual payment of the principal of and the premium, if any, and interest on the Guaranteed Obligations and any and all other amounts due under or pursuant to the Loan Documents, when and as the same shall become due and payable (whether at stated maturity or by optional or mandatory prepayment or by declaration, redemption or otherwise) in accordance with the terms of the Loan Documents. The Guarantors’ guaranty under this Section is an absolute, present and continuing guarantee of payment and not of collectability, and is in no way conditional or contingent upon any attempt to collect from the Borrower, any of the Guarantors or any other guarantor of the Guaranteed Obligations (or any portion thereof) or upon any other action, occurrence or circumstances whatsoever. In the event that the Borrower or any Guarantor shall fail so to pay any such principal, premium, interest or other amount to the Administrative Agent, a Lender or any other Secured Party, the Guarantors will pay the same forthwith, without demand, presentment, protest or notice of any kind (all of which are waived by the Guarantors to the fullest extent permitted by law), in lawful money of the United States, at the place for payment specified in the Loan Documents or specified by such Administrative Agent in writing, to such Administrative Agent. The Guarantors further agree, promptly after demand, to pay to the Administrative Agent, the Lenders and the other Secured Parties the costs and expenses incurred by such Administrative Agent, Lender or other Secured Party in connection with enforcing the rights of such Administrative Agent, Lenders and the other Secured Parties against the Borrower and any or all of the Guarantors (whether in a bankruptcy proceeding or otherwise) following any default in payment of any of the Guaranteed Obligations or the obligations of the Guarantors hereunder, including, without limitation, the fees and expenses of counsel to the Administrative Agent, such Lenders and the other Secured Parties.
SECTION 10.02.    Obligations Absolute. The obligations of the Guarantors hereunder are and shall be absolute and unconditional, irrespective of the validity, regularity or enforceability

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of this Agreement, any of the Guaranteed Obligations or any of the Loan Documents, shall not be subject to any counterclaim, set-off, deduction or defense based upon any claim any of the Guarantors may have against the Borrower, any other Guarantor or the Administrative Agent, any Lender or any other Secured Party, hereunder or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, to the fullest extent permitted by law, any circumstance or condition whatsoever (whether or not any of the Guarantors shall have any knowledge or notice thereof), including, without limitation:
(a)    any amendment or modification of or supplement to any of the Loan Documents or any other instrument referred to herein or therein, or any assignment or transfer of any thereof or of any interest therein, or any furnishing or acceptance of additional security for any of the Guaranteed Obligations;
(b)    any waiver, consent or extension under any Loan Document or any such other instrument, or any indulgence or other action or inaction under or in respect of, or any extensions or renewals of, any Loan Document, any such other instrument or any Guaranteed Obligation;
(c)    any failure, omission or delay on the part of the Administrative Agent to enforce, assert or exercise any right, power or remedy conferred on or available to the Administrative Agent or any Lender against the Borrower or any Guarantor, any Subsidiary of the Borrower or any Subsidiary of any Guarantor;
(d)    any bankruptcy, insolvency, readjustment, composition, liquidation or similar proceeding with respect to the Borrower, any Guarantor, any Subsidiary of the Borrower or any Subsidiary of any Guarantor or any property of the Borrower, any Guarantor or any such Subsidiary or any unavailability of assets against which the Guaranteed Obligations, or any of them, may be enforced;
(e)    any merger or consolidation of the Borrower, any Subsidiary of the Borrower or any Guarantor or any of the Guarantors into or with any other Person or any sale, lease or transfer of any or all of the assets of any of the Guarantors, the Borrower or any Subsidiary of the Borrower or any Guarantor to any Person;
(f)    any failure on the part of the Borrower, any Guarantor or any Subsidiary of the Borrower or any Guarantor for any reason to comply with or perform any of the terms of any agreement with any of the Guarantors;
(g)    any exercise or non-exercise by the Administrative Agent, any Lender or any other Secured Party, of any right, remedy, power or privilege under or in respect of any of the Loan Documents or the Guaranteed Obligations, including, without limitation, under this Section;
(h)    any default, failure or delay, willful or otherwise, in the performance or payment of any of the Guaranteed Obligations;
(i)    any furnishing or acceptance of security, or any release, substitution or exchange thereof, for any of the Guaranteed Obligations;
(j)    any failure to give notice to any of the Guarantors of the occurrence of any breach or violation of, or any event of default or any default under or with respect to, any of the Loan Documents or the Guaranteed Obligations;

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(k)    any partial prepayment, or any assignment or transfer, of any of the Guaranteed Obligations; or
(l)    any other circumstance (other than payment in full) which might otherwise constitute a legal or equitable discharge or defense of a guarantor or which might in any manner or to any extent vary the risk of such Guarantor.
The Guarantors covenant that their respective obligations hereunder will not be discharged except by complete performance of the obligations contained in the Loan Documents and this Agreement and the final payment in full of the Guaranteed Obligations. The Guarantors unconditionally waive, to the fullest extent permitted by law (A) notice of any of the matters referred to in this Section, (B) any and all rights which any of the Guarantors may now or hereafter have arising under, and any right to claim a discharge of the Guarantor’s obligations hereunder by reason of the failure or refusal by the Administrative Agent, any Lender or any other Secured Party to take any action pursuant to any statute permitting a Guarantor to request that the Administrative Agent or any Lender attempt to collect the Guaranteed Obligations from the Borrower, any of the Guarantors or any other guarantor, (C) all notices which may be required by statute, rule of law or otherwise to preserve any of the rights of the Administrative Agent, any Lender or any other Secured Party against the Guarantors, including, without limitation, presentment to or demand of payment from the Borrower, any of the Subsidiaries of the Borrower or any Guarantor, or any of the other Guarantors with respect to any Loan Document or this agreement, notice of acceptance of the Guarantors’ guarantee hereunder and/or notice to the Borrower, any of the Subsidiaries of the Borrower or any Guarantor, or any Guarantor of default or protest for nonpayment or dishonor, (D) any diligence in collection from or protection of or realization upon all or any portion of the Guaranteed Obligations or any security therefor, any liability hereunder, or any party primarily or secondarily liable for all or any portion of the Guaranteed Obligations, and (E) any duty or obligation of the Administrative Agent, any Lender or any other Secured Party to proceed to collect all or any portion of the Guaranteed Obligations from, or to commence an action against, the Borrower, any Guarantor or any other Person, or to resort to any security or to any balance of any deposit account or credit on the books of the Administrative Agent, any Lender or any other Secured Party in favor of the Borrower, any Guarantor or any other Person, despite any notice or request of any of the Guarantors to do so.
SECTION 10.03.    Continuing Obligations; Reinstatement. The obligations of the Guarantors under this Article X are continuing obligations and shall continue in full force and effect until such time as all of the Guaranteed Obligations (and any renewals and extensions thereof) shall have been finally paid and satisfied in full. The obligations of the Guarantors under this Article X shall continue to be effective or be automatically reinstated, as the case may be, if any payment made by the Borrower, any Guarantor or any Subsidiary of the Borrower or any Guarantor on, under or in respect of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the recipient upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower, any Guarantor or any such Subsidiary, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Borrower, any Guarantor or any such Subsidiary or any substantial part of the property of the Borrower, any Guarantor or any such Subsidiary, or otherwise, all as though such payment had not been made. If an event permitting the acceleration of all or any portion of the Guaranteed Obligations shall at any time have occurred and be continuing, and such acceleration shall at such time be stayed, enjoined or otherwise prevented for any reason, including without limitation because of the pendency of a case or proceeding relating to the Borrower, any Guarantor or any Subsidiary of the Borrower or any Guarantor under any bankruptcy or insolvency law, for purposes of this Article X and the obligations of the Guarantors hereunder, such Guaranteed Obligations shall be deemed to have been accelerated with the same effect as if such Guaranteed Obligations had been accelerated in accordance with the terms of the applicable Loan Documents or of this Agreement.

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SECTION 10.04.    Additional Security, Etc. The Guarantors authorize the Administrative Agent on behalf of the Lenders without notice to or demand on the Guarantors and without affecting their liability hereunder, from time to time (a) to obtain additional or substitute endorsers or guarantors; (b) to exercise or refrain from exercising any rights against, and grant indulgences to, the Borrower, any Subsidiary of the Borrower or any Guarantor, any other Guarantor or others; and (c) to apply any sums, by whomsoever paid or however realized, to the payment of the principal of, premium, if any, and interest on, and other obligations consisting of, the Guaranteed Obligations. The Guarantors waive any right to require the Administrative Agent, any Lender or any other Secured Party to proceed against any additional or substitute endorsers or guarantors or the Borrower or any of their Subsidiaries or any other Person or to pursue any other remedy available to the Administrative Agent, any such Lender or any such other Secured Party.
SECTION 10.05.    Information Concerning the Borrower. The Guarantors assume all responsibility for being and keeping themselves informed of the financial condition and assets of the Borrower, the other Guarantors and their respective Subsidiaries, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which the Guarantors assume and insure hereunder, and agree that neither the Administrative Agent, any Lender nor any other Secured Party shall have any duty to advise the Guarantors of information known to the Administrative Agent, any such Lender or any such other Secured Party regarding or in any manner relevant to any of such circumstances or risks.
SECTION 10.06.    Guarantors’ Subordination. The Guarantors hereby absolutely subordinate, both in right of payment and in time of payment, any present and future indebtedness of the Borrower or any Subsidiary of the Borrower or any Guarantor to any or all of the Guarantors to the indebtedness of the Borrower or any such Subsidiary or to the Administrative Agent, Lenders and the other Secured Parties (or any of them), provided that the Guarantors may receive scheduled payments of principal, premium (if any) and interest in respect of such present or future indebtedness so long as there is no Event of Default then in existence.
SECTION 10.07.    Waivers. Notwithstanding anything herein to the contrary, the Guarantors hereby waive any right of subrogation (under contract, Section 509 of the Bankruptcy Code or otherwise) or any other right of indemnity, reimbursement or contribution and hereby waive any right to enforce any remedy that the Administrative Agent, any Lender or any other Secured Party now has or may hereafter have against the Borrower, any Guarantor or any endorser or any other guarantor of all or any part of the Guaranteed Obligations, and the Guarantors hereby waive any benefit of, and any right to participate in, any security or collateral given to the Administrative Agent, any Lender or any other Secured Party to secure payment or performance of the Guaranteed Obligations or any other liability of the Borrower to the Administrative Agent, any Lender or any other Secured Party. Each Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guaranteed Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Obligations. The waivers contained in this Section shall continue and survive the termination of this Agreement and the final payment in full of the Guaranteed Obligations.
SECTION 10.08.    Enforcement. In the event that the Guarantors shall fail forthwith to pay upon demand of the Administrative Agent, any Lender or any other Secured Party any amounts due pursuant to this Article X or to perform or comply with or to cause performance or compliance with any other obligation of the Guarantors under this Agreement the Administrative Agent, any Lender and any other Secured Party shall be entitled and empowered to institute any action or proceeding at law or in equity for the collection of the sums so due and unpaid or for the performance of or compliance with such terms,

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and may prosecute any such action or proceeding to judgment or final decree and may enforce such judgment or final decree against the Guarantors and collect in the manner provided by law out of the property of the Guarantors, wherever situated, any monies adjudged or decreed to be payable. The obligations of the Guarantors under this Agreement are continuing obligations and a fresh cause of action shall arise in respect of each default hereunder.
SECTION 10.09.    Miscellaneous. Except as may otherwise be expressly agreed upon in writing, the liability of the Guarantors under this Article X shall neither affect nor be affected by any prior or subsequent guaranty by the Guarantors of any other indebtedness to the Administrative Agent, the Lenders or any other Secured Party. Notwithstanding anything in this Article X to the contrary, the maximum liability of each Guarantor hereunder shall in no event exceed the maximum amount which could be paid out by such Guarantor without rendering such Guarantor’s obligations under this Article X, in whole or in part, void or voidable under applicable law, including, without limitation, (i) the Bankruptcy Code of 1978, as amended, and (ii) any applicable state or federal law relative to fraudulent conveyances.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK -
SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.
HMS INCOME FUND, INC., a Maryland corporation

By:
~~Ryan T. Sims~~Jeff Folkerts,
Chief ~~Financial~~Accounting Officer and ~~Secretary~~Treasurer

HMS EQUITY HOLDING, LLC, a Delaware limited liability company

By:___________________________________

HMS EQUITY HOLDING II, INC., a Delaware corporation

By:___________________________________

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COMMITMENTS    ~~EVERBANK COMMERCIAL FINANCE, INC.,~~TIAA, FSB,
as Administrative Agent and as a Lender

By:__________________________________
John Dale, Chief Credit Officer

Revolver
Commitment:
$40,000,000

Lending Office
~~EverBank Commercial Finance, Inc.~~TIAA, FSB
10000 Midlantic Drive, Suite 400 East
Mt. Laurel, New Jersey 08054
Attention: John Dale, Chief Credit Officer
Telecopy number: (201) 770-4762
Telephone number: (856) 505-8163

And a copy to:

Stephen T. Whelan, Esq.
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, New York 10174
Telecopy number: (917) 332-3801
Telephone number: (212) 885-5191

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~~GREEN~~VERITEX COMMUNITY BANK,
as a Lender

By:__________________________________
Name:
Title:

Revolver
Commitment:
$20,000,000

Lending Office
~~Green~~Veritex Community Bank
~~9545 Katy Freeway, Suite 100~~
4000 Greenbriar
Houston, Texas ~~77024~~77098
Attention: Chad Bowser
Telecopy number: (713) 349-4920
Telephone number: (713) 275-8283

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CUSTOMERS BANK,
as a Lender

By:__________________________________
Name:
Title:

Revolver
Commitment:
$15,000,000

Lending Office
Customers Bank
99 Bridge Street
Phoenixville, Pennsylvania 19460
Attention:
Telecopy number:
Telephone number:

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TRUSTMARK NATIONAL BANK,
as a Lender

By:__________________________________
Name:
Title:

Revolver
Commitment:
$10,000,000

Lending Office
945 Bunker Hill Road, Suite 200
Houston, Texas 77024
Attention: Jeff Deutsch
Telecopy number: _____________
Telephone number: (713) 827 3717

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WHITNEY BANK,
as a Lender

By:__________________________________
Name: Nate Ellis
Title:

Revolver
Commitment:
$10,000,000

Lending Office
4265 San Felipe Street
Suite 200
Houston, Texas 77027
Attention: Wayne L. Mediamolle II
Telecopy number: (713) 951-7172
Telephone number: (713) 951-7107
Email: lee.mediamolle@whitneybank.com

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SCHEDULE A
DESIGNATION NOTICE
_______________, 2017

~~EverBank Commercial Finance, Inc.,~~
TIAA, FSB,
as Administrative Agent
10000 Midlantic Drive, Suite 400 East
Mt. Laurel, New Jersey 08054
Attention: John Dale, Chief Credit Officer

Dear Sirs:

Reference is made to the Senior Secured Revolving Credit Agreement dated as of March 11, 2014 (as ~~amended and in effect on the date hereof, the “~~supplemented by that certain Joinder and Reaffirmation Agreement dated as of April 15, 2014, executed by HMS Equity Holding, LLC (“Holding”) for the benefit of Administrative Agent on behalf of the Lenders, as amended by that certain First Amendment to Loan Documents dated as of May 30, 2014, that certain Second Amendment to Credit Agreement~~”)~~ dated as of September 22, 2014, that certain Third Amendment to Credit Agreement dated as of May 13, 2015, and that certain Fourth Amendment to Credit Agreement dated as of May 29, 2015, as supplemented by that certain Assignment, Assumption, Joinder and Amendment Agreement dated as of March 6, 2017, and as amended and restated by that certain Amended and Restated Senior Secured Revolving Credit Agreement dated as of March 6, 2017, by and among HMS Income Fund, Inc. (“Borrower”), the Guarantors party thereto, TIAA, FSB, as successor in interest to certain assets of Everbank Commercial Finance, Inc., as ~~a Lender and as~~ Administrative Agent~~,~~ (“Administrative Agent”) and the Lenders ~~listed on the signature pages thereof~~party thereto, as amended by that certain First Amendment to Credit Agreement dated as of October 19, 2017, as supplemented by that certain Assignment, Assumption, Joinder and Amendment Agreement dated as of December 21, 2018 and as further amended, modified, restated, supplemented, renewed or extended from time to time, the “Credit Agreement”). Terms defined in the Credit Agreement are used herein with the same meanings.

The undersigned is a Lender and is party to a Hedging Agreement, dated as of [                           ] and enclosed as Exhibit A to this letter agreement, pursuant to the Credit Agreement. By executing this letter agreement, the undersigned: (i) appoints the Administrative Agent as its agent under the applicable Loan Documents and (ii) agrees to be bound by the provisions of Articles VI and VII of the Credit Agreement.

Very truly yours,

[NAME OF LENDER]

By:
Name:
Title:

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Acknowledged by:

~~EVERBANK COMMERCIAL FINANCE, INC.,~~
TIAA, FSB,
as Administrative Agent

By:
Name:
Title:

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SCHEDULE B
REVOLVER COMMITMENT

Lender	Revolver Commitment
~~EverBank Commercial Finance, Inc.~~TIAA, FSB	$~~40,000,000~~60,000,000
~~Green~~Veritex Community Bank	$20,000,000
Customers Bank	$~~15,000,000~~25,000,000
Trustmark National Bank	$~~10,000,000~~15,000,000
Hancock Whitney Bank	$10,000,000
TOTAL	$~~95,000,000~~130,000,000

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SCHEDULE 1.01

MORTGAGED PROPERTIES

None.

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SCHEDULE 4.8

SUBSIDIARIES

Subsidiary	Type of Organization	State of Organization
HMS Equity Holding, LLC	Limited Liability Company	Delaware
HMS Equity Holding II, Inc.	Corporation	Delaware
HMS Funding I LLC	Limited Liability Company	Delaware
HMS California Holdings LP	Limited Partnership	Delaware
HMS California Holdings GP LLC	Limited Liability Company	Delaware

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SCHEDULE 4.24

SUBSIDIARIES AND AFFILIATES

Subsidiary	Holder of Equity Interests	Nature of Equity Interests	Percentage of Equity Interests Held	Jurisdiction of Organization
HMS Equity Holding, LLC	HMS Income Fund, Inc.	Limited Liability Company Interest	100%	Delaware
HMS Equity Holding II, Inc.	HMS Income Fund, Inc.	Stock	100%	Delaware
HMS Funding I LLC	HMS Income Fund, Inc.	Limited Liability Company Interest	100%	Delaware
HMS California Holdings LP	HMS Income Fund, Inc. HMS California Holdings GP LLC	Limited Partnership Interest	99% 1%	Delaware Delaware
HMS California Holdings GP LLC	HMS Income Fund, Inc.	Limited Liability Company Interest	100%	Delaware

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SCHEDULE 4.30

INVESTMENTS

HMS Income Fund, Inc. – Custody at Amegy Bank, a division of ZB, National Association, f/k/a Amegy Bank - #XXXXXXX - $23,218,350.10
HMS Income Fund, Inc. – Depository at Capital One Bank – #XXXXXXXXXX – $1,047,724.50
HMS Income Fund, Inc. – Disbursement at Capital One Bank – XXXXXXXXXX - $663.48
HMS Income Fund, Inc. – Escrow at UMB Bank - #XXXXXXXXXX - $1,507,278.63

HMS Equity Holding, LLC - Custody at Amegy Bank, a division of ZB, National Association, f/k/a Amegy Bank - #XXXXXXXX - $5,585,504.89
HMS Equity Holding, LLC – Disbursement at Capital One Bank - #XXXXXXXXXX - $1,095.36

HMS Equity Holding II, Inc. - Custody at Amegy Bank, a division of ZB, National Association, f/k/a Amegy Bank - #XXXXXXXX - $845.89
HMS Equity Holding II, Inc. – Disbursement at Capital Bank - #XXXXXXXXXX - $0

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SCHEDULE 4.33

CONTRACTS

HMS Income Fund, Inc.

•	Amended and Restated Articles of Incorporation

•	Amended and Restated Bylaws

•
Assignment and Assumption Agreement, dated as of December 12, 2011, among Main Street Capital Corporation, Main Street Capital II, LP and Main Street Mezzanine Fund, LP, as assignors, and HMS Income LLC as assignee.

•	Servicing Agreement, dated as of December 12, 2011 between Main Street Capital Partners, LLC and HMS Income LLC.

•	Advisory Agreement

•
Sub-Advisory Agreement, as modified by that certain Assignment and Assumption, dated as of December 31, 2013, among Main Street Capital Partners, LLC, Main Street Capital Corporation, as assignor, and MSC Adviser I, LLC, as assignee.

•
Expense Support and Conditional Reimbursement Agreement, dated as of December 30, 2013, by and between the Borrower and the Adviser, as the same has been amended, supplemented, restated or otherwise modified from time to time, as disclosed on the Borrower’s annual report on Form 10-K most recently filed with the Securities and Exchange Commission and any subsequent reports by the Borrower on Form 10-Q or Form 8-K filed with the Securities and Exchange Commission.

•
Amended and Restated Conditional Fee Waiver Agreement, dated as of March 26, 2013, among the Borrower, the Adviser and Main Street Capital Partners, LLC, as the same has been amended, supplemented, restated or otherwise modified from time to time, as disclosed on the Borrower’s annual report on Form 10-K most recently filed with the Securities and Exchange Commission and any subsequent reports by the Borrower on Form 10-Q or Form 8-K filed with the Securities and Exchange Commission.

HMS Equity Holding, LLC

•	Certificate of Formation

•	Operating Agreement

HMS Equity Holding II, Inc.

•	Articles of Incorporation

•	By Laws

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HMS California Holdings LP

•	Certificate of Limited Partnership

•	Limited Partnership Agreement

HMS California Holdings GP LLC

•	Certificate of Formation

•	Limited Liability Company Agreement

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SCHEDULE 5.11

LOANS AND ADVANCES

None.

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EXHIBIT 10.1

SCHEDULE 5.14

PRINCIPAL AMOUNTS

None.

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EXHIBIT 10.1

SCHEDULE 5.31

DEBT

None.

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SCHEDULE 5.37

OPERATING LEASES

None.

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EXHIBIT 10.1

EXHIBIT A

NOTICE OF BORROWING

__________, 20__

To:    ~~EverBank Commercial Finance, Inc.~~TIAA, FSB, as Administrative Agent

Re:
~~Amended and Restated~~ Senior Secured Revolving Credit Agreement dated as of March 11, 2014 (as ~~amended and restated on~~supplemented by that certain Joinder and Reaffirmation Agreement dated as of April 15, 2014, executed by HMS Equity Holding, LLC (“Holding”) for the benefit of Administrative Agent on behalf of the Lenders, as amended by that certain First Amendment to Loan Documents dated as of May 30, 2014, that certain Second Amendment to Credit Agreement dated as of September 22, 2014, that certain Third Amendment to Credit Agreement dated as of May 13, 2015, and that certain Fourth Amendment to Credit Agreement dated as of May 29, 2015, as supplemented by that certain Assignment, Assumption, Joinder and Amendment Agreement dated as of March 6, 2017, and as ~~further amended, restated, supplemented, or otherwise modified and in effect on the date hereof, the “~~amended and restated by that certain Amended and Restated Senior Secured Revolving Credit Agreement~~”),~~ dated as of March 6, 2017, by and among HMS Income Fund, Inc.~~, HMS Equity Holding, LLC, HMS Equity Holding II, Inc.,~~ (“Borrower”), the Guarantors party thereto, TIAA, FSB, as successor in interest to certain assets of Everbank Commercial Finance, Inc., as ~~a Lender and as~~ Administrative Agent~~,~~ (“Administrative Agent”) and the Lenders ~~listed on the signature pages thereof.~~party thereto, as amended by that certain First Amendment to Credit Agreement dated as of October 19, 2017, as supplemented by that certain Assignment, Assumption, Joinder and Amendment Agreement dated as of December 21, 2018 and as further amended, modified, restated, supplemented, renewed or extended from time to time, the “Credit Agreement”).

Ladies and Gentlemen:

Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Credit Agreement.

This Notice of Borrowing is delivered to you pursuant to Section 2.02 of the Credit Agreement.

The Borrower hereby requests a Borrowing in the aggregate principal amount of $___________ to be made on ________, 20__.

[The Advances included in such Borrowing are to be: [ABR Advances in the aggregate principal amount of $_________; Euro-Dollar Advances in the aggregate principal amount of $_________].

Attached to this Notice of Borrowing are true, correct and complete copies of (a)  a Borrowing Base Certification Report dated as of the date hereof, and (b) a calculation of the Borrowing Base and all components thereof.

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The Borrower has caused this Notice of Borrowing to be executed and delivered by its duly authorized officer this ___ day of _____________, 20___.

All of the conditions applicable to the Borrowing requested herein as set forth in the Credit Agreement have been satisfied as of the date hereof and will remain satisfied on the date of such Borrowing, including, without limitation, those set forth in Section 3.02 of the Credit Agreement.

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HMS Income Fund, Inc., a Maryland corporation

By:_______________________________
Name: ____________________________
Title:______________________________

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EXHIBIT 10.1

EXHIBIT B-1

REVOLVER NOTE

[To be attached]

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EXHIBIT 10.1

EXHIBIT B-2

SWING ADVANCE NOTE

[To be attached]

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EXHIBIT 10.1

EXHIBIT C

NOTICE OF CONVERSION
_____________________, 20____
To: ~~EverBank Commercial Finance, Inc.~~TIAA, FSB, as Administrative Agent

Re:
~~Amended and Restated~~ Senior Secured Revolving Credit Agreement dated as of March 11, 2014 (as ~~amended and restated on March 6, 2017 and thereafter amended, supplemented, or otherwise modified and in effect on the date hereof, the “~~supplemented by that certain Joinder and Reaffirmation Agreement dated as of April 15, 2014, executed by HMS Equity Holding, LLC (“Holding”) for the benefit of Administrative Agent on behalf of the Lenders, as amended by that certain First Amendment to Loan Documents dated as of May 30, 2014, that certain Second Amendment to Credit Agreement dated as of September 22, 2014, that certain Third Amendment to Credit Agreement dated as of May 13, 2015, and that certain Fourth Amendment to Credit Agreement dated as of May 29, 2015, as supplemented by that certain Assignment, Assumption, Joinder and Amendment Agreement dated as of March 6, 2017, and as amended and restated by that certain Amended and Restated Senior Secured Revolving Credit Agreement~~”),~~ dated as of March 6, 2017, by and among HMS Income Fund, Inc.~~, HMS Equity Holding, LLC, HMS Equity Holding II, Inc.,~~ (“Borrower”), the Guarantors party thereto, TIAA, FSB, as successor in interest to certain assets of Everbank Commercial Finance, Inc., as ~~a Lender and as~~ Administrative Agent~~,~~ (“Administrative Agent”) and the Lenders ~~listed on the signature pages thereof.~~party thereto, as amended by that certain First Amendment to Credit Agreement dated as of October 19, 2017, as supplemented by that certain Assignment, Assumption, Joinder and Amendment Agreement dated as of December 21, 2018 and as further amended, modified, restated, supplemented, renewed or extended from time to time, the “Credit Agreement”).

Gentlemen:
Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Credit Agreement.
This Notice of Conversion is delivered to you pursuant to Section 2.03 of the Credit Agreement.
With respect to the [ABR Advances] [Euro-Dollar Advances] in the aggregate amount of $___________, the Borrower hereby requests that such Advances be converted to [ABR Advances], [Euro-Dollar Advances] in the aggregate principal amount of $__________ to be made on such date, and for interest to accrue thereon at the rate established by the Credit Agreement for [ABR Advances] [Euro-Dollar Advances].
The Borrower has caused this Notice of Conversion to be executed and delivered by its duly authorized officer this ______ day of ____________ 20___.

HMS INCOME FUND, INC. a Maryland corporation

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By:

Name:

Title:

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EXHIBIT D

BORROWING BASE CERTIFICATION REPORT

Reference is made to the ~~Amended and Restated~~ Senior Secured Revolving Credit Agreement dated as of March 11, 2014 (as ~~amended and restated on~~supplemented by that certain Joinder and Reaffirmation Agreement dated as of April 15, 2014, executed by HMS Equity Holding, LLC (“Holding”) for the benefit of Administrative Agent on behalf of the Lenders, as amended by that certain First Amendment to Loan Documents dated as of May 30, 2014, that certain Second Amendment to Credit Agreement dated as of September 22, 2014, that certain Third Amendment to Credit Agreement dated as of May 13, 2015, and that certain Fourth Amendment to Credit Agreement dated as of May 29, 2015, as supplemented by that certain Assignment, Assumption, Joinder and Amendment Agreement dated as of March 6, 2017, and as ~~further amended, restated, supplemented, or otherwise modified and in effect on the date hereof, the “~~amended and restated by that certain Amended and Restated Senior Secured Revolving Credit Agreement~~”),~~ dated as of March 6, 2017, by and among HMS Income Fund, Inc. (~~the~~ “Borrower”), ~~HMS Equity Holding, LLC, HMS Equity Holding II, Inc.,~~the Guarantors party thereto, TIAA, FSB, as successor in interest to certain assets of Everbank Commercial Finance, Inc., as ~~a Lender and as~~ Administrative Agent~~,~~ (“Administrative Agent”) and the Lenders ~~listed on the signature pages thereof~~party thereto, as amended by that certain First Amendment to Credit Agreement dated as of October 19, 2017, as supplemented by that certain Assignment, Assumption, Joinder and Amendment Agreement dated as of December 21, 2018 and as further amended, modified, restated, supplemented, renewed or extended from time to time, the “Credit Agreement”). Capitalized terms used herein have the meanings ascribed thereto in the Credit Agreement.
Pursuant to Section 5.01(i) of the Credit Agreement, ___________, the duly authorized chief financial officer or other authorized officer of Borrower, acting in his capacity as such officer for Borrower and not in his individual capacity, hereby certifies to the Administrative Agent and the Lenders that: (i) attached hereto is a list of the Portfolio Investments that the Borrower proposes to include in the calculations of the Borrowing Base on the date hereof, together with the most recent Value and source of the determination of Value for each, (ii) such Portfolio Investments satisfy all of the requirements contained in the definitions of “Eligible Quoted Senior Bank Loan Investments”, “Eligible Investment Grade Debt Securities”, “Eligible Core Portfolio Investments”, “Eligible Unquoted Senior Bank Loan Investments”, and “Eligible Non-Investment Grade Debt Securities”, as applicable; (iii) the information contained herein and in the schedule(s) attached hereto is true, accurate and complete as of the date hereof; (iv) no Default has occurred and is continuing on the date hereof; and (v) the representations and warranties of the Loan Parties contained in Article IV of the Credit Agreement and the other Loan Documents are true on and as of the date hereof.
Certified as of the ____ day of _________________ 20___.

HMS INCOME FUND, INC., a Maryland corporation.

By:    ______________________________
Name:    ______________________________
Title:    ______________________________

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[Attach supporting Schedule(s)]

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EXHIBIT 10.1

EXHIBIT E

OPINION LETTER COVERAGE OF
COUNSEL FOR THE BORROWER AND GUARANTORS

[To be Attached]

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EXHIBIT 10.1

EXHIBIT F

CLOSING CERTIFICATE

Reference is made to the ~~Amended and Restated~~ Senior Secured Revolving Credit Agreement dated as of March 11, 2014 (as ~~amended and restated~~supplemented by that certain Joinder and Reaffirmation Agreement dated as of April 15, 2014, executed by HMS Equity Holding, LLC (“Holding”) for the benefit of Administrative Agent on behalf of the Lenders, as amended by that certain First Amendment to Loan Documents dated as of May 30, 2014, that certain Second Amendment to Credit Agreement dated as of September 22, 2014, that certain Third Amendment to Credit Agreement dated as of May 13, 2015, and that certain Fourth Amendment to Credit Agreement dated as of May 29, 2015, as supplemented by that certain Assignment, Assumption, Joinder and Amendment Agreement dated as of March 6, 2017, and as ~~further amended, restated, supplemented, or otherwise modified and in effect on the date hereof, the “~~amended and restated by that certain Amended and Restated Senior Secured Revolving Credit Agreement~~”),~~ dated as of March 6, 2017, by and among HMS Income Fund, Inc. (~~the~~ “Borrower”), ~~HMS Equity Holding, LLC, HMS Equity Holding II, Inc.,~~the Guarantors party thereto, TIAA, FSB, as successor in interest to certain assets of Everbank Commercial Finance, Inc., as ~~a Lender and as~~ Administrative Agent~~,~~ (“Administrative Agent”) and the Lenders ~~listed on the signature pages thereof~~party thereto, as amended by that certain First Amendment to Credit Agreement dated as of October 19, 2017, as supplemented by that certain Assignment, Assumption, Joinder and Amendment Agreement dated as of December 21, 2018 and as further amended, modified, restated, supplemented, renewed or extended from time to time, the “Credit Agreement”). Capitalized terms used herein have the meanings ascribed thereto in the Credit Agreement.

Pursuant to Sections 3.01 and 3.02 of the Credit Agreement, David Covington, acting in his capacity as the duly authorized Chief Accounting Officer and Treasurer of the Borrower, and not in his individual capacity, hereby certifies to the Administrative Agent and the Lenders that:

(a) to the knowledge of such Person (i) no Default has occurred and is continuing on the date of the first Borrowing under the Credit Agreement; and (ii) the representations and warranties of the Borrower contained in Article IV of the Credit Agreement are true on and as of the date of the first Borrowing under the Credit Agreement;

(b) Borrower will comply with the Investment Policies set forth on Exhibit “A” attached hereto (the entity to which “we”, “us”, “our” and “Company” refer within such Exhibit “A” is the Borrower);

(c)    any credit facilities currently in effect for the Borrower (except to the extent being so repaid with the proceeds of the initial Loan on or after the Restatement Date) and any and all liens thereunder have been terminated and released;

(d)    immediately after the Borrowing to be made on the Restatement Date, the aggregate outstanding principal amount of the Revolver Advances will not exceed the lesser of: (A) the aggregate amount of the Revolver Commitments of all of the Lenders as of such date; and (B) the Borrowing Base; and

(e)    as required by Section 5.04, the aggregate Revolver Advances, after giving effect to the Borrowing to be made on the Restatement Date minus Cash and Cash Equivalents [does][does not] exceed 85% of the Adjusted Borrowing Base [and the Borrower has Liquidity in excess of 15% of the aggregate outstanding principal amount of the sum of all Revolver Advances, after giving effect to the Borrowing to be made on the Restatement Date].

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Certified as of the [__] day of March 2017.

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BORROWER

HMS INCOME FUND, INC., a Maryland corporation

By:
David Covington, Chief Accounting Officer and Treasurer

[Attach Exhibit “A”
Investment Policies]

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EXHIBIT 10.1

EXHIBIT G

OFFICER’S CERTIFICATE

The undersigned, David Covington, Chief Accounting Officer and Treasurer of [__________________] (the “Company”), hereby certifies that he has been duly appointed, qualified and is acting in such capacity and that, as such, he is familiar with the facts herein certified and is duly authorized to execute and deliver this Officer’s Certificate on behalf of the Company, and in such capacity hereby further certifies, in connection with the ~~Amended and Restated~~ Senior Secured Revolving Credit Agreement dated as of March 11, 2014 (as supplemented by that certain Joinder and Reaffirmation Agreement dated as of April 15, 2014, executed by HMS Equity Holding, LLC (“Holding”) for the benefit of Administrative Agent on behalf of the Lenders, as amended by that certain First Amendment to Loan Documents dated as of May 30, 2014, that certain Second Amendment to Credit Agreement dated as of September 22, 2014, that certain Third Amendment to Credit Agreement dated as of May 13, 2015, and that certain Fourth Amendment to Credit Agreement dated as of May 29, 2015, as supplemented by that certain Assignment, Assumption, Joinder and Amendment Agreement dated as of March 6, 2017, and as amended and restated by that certain Amended and Restated Senior Secured Revolving Credit Agreement dated as of March 6, 2017, by and among HMS Income Fund, Inc. (~~the~~ “Borrower”), ~~HMS Equity Holding, LLC, HMS Equity Holding II, Inc.,~~the Guarantors party thereto, TIAA, FSB, as successor in interest to certain assets of Everbank Commercial Finance, Inc., as ~~a Lender and as~~ Administrative Agent~~,~~ (“Administrative Agent”) and the Lenders ~~listed on the signature pages thereof (as amended and restated on March 6, 2017, and~~party thereto, as amended by that certain First Amendment to Credit Agreement dated as of October 19, 2017, as supplemented by that certain Assignment, Assumption, Joinder and Amendment Agreement dated as of December 21, 2018 and as further amended, modified, restated, ~~modified or~~ supplemented, renewed or extended from time to time, the “Credit Agreement”; capitalized terms used and not otherwise defined herein having the meaning set forth therein) that:

1.    Attached hereto as Exhibit A is a complete and correct copy of the Organizational Documents of the Company as in full force and effect on the date hereof as certified by the Secretary of State of the State of [____________], the Company’s state of organization.

2.    Attached hereto as Exhibit B is a complete and correct copy of the Operating Documents of the Company as in full force and effect on the date hereof.

3.    Attached hereto as Exhibit C is a complete and correct copy of the Organizational Actions duly adopted by the [_________________] of the Company, approving and authorizing the execution and delivery of the Credit Agreement, the Notes and the other Loan Documents to which the Company is a party. Such Organizational Actions have not been repealed or amended and are in full force and effect, and no other Organizational Actions have been adopted by the board of directors of the Company in connection therewith.

4.    Each of the persons named on Exhibit D attached hereto is, and was at the time of executing any Loan Document on behalf of the Company, a duly appointed, qualified and acting officer of the Company with such person holding the title set forth opposite such person’s name and the signature set forth opposite the name of such person, and the signatures of such person appearing on the Credit Agreement, the Notes and the other Loan Documents, is his or her genuine signature. Each such person is authorized to execute and deliver, and was authorized at the time of executing and delivering, on behalf of the Company, the Credit Agreement, the Notes and the other Loan Documents to which the Company is a party and any certificate or other documents to be executed and delivered by the Company pursuant to the Loan Documents.

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[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the undersigned has executed and delivered this Officer’s Certificate as of the date first stated above.

[_____________________________________]

By:    _______________________________
Name:     David Covington
Title:    Chief Accounting Officer and Treasurer

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EXHIBIT 10.1

EXHIBIT H

COMPLIANCE CERTIFICATE

Reference is made to the ~~Amended and Restated~~ Senior Secured Revolving Credit Agreement dated as of March 11, 2014 (as ~~amended and restated on~~supplemented by that certain Joinder and Reaffirmation Agreement dated as of April 15, 2014, executed by HMS Equity Holding, LLC (“Holding”) for the benefit of Administrative Agent on behalf of the Lenders, as amended by that certain First Amendment to Loan Documents dated as of May 30, 2014, that certain Second Amendment to Credit Agreement dated as of September 22, 2014, that certain Third Amendment to Credit Agreement dated as of May 13, 2015, and that certain Fourth Amendment to Credit Agreement dated as of May 29, 2015, as supplemented by that certain Assignment, Assumption, Joinder and Amendment Agreement dated as of March 6, 2017, and as ~~further amended, restated, supplemented, or otherwise modified and in effect on the date hereof, the “~~amended and restated by that certain Amended and Restated Senior Secured Revolving Credit Agreement~~”),~~ dated as of March 6, 2017, by and among HMS Income Fund, Inc. (~~the~~ “Borrower”), ~~HMS Equity Holding, LLC, HMS Equity Holding II, Inc.,~~the Guarantors party thereto, TIAA, FSB, as successor in interest to certain assets of Everbank Commercial Finance, Inc., as ~~a Lender and as~~ Administrative Agent~~,~~ (“Administrative Agent”) and the Lenders ~~listed on the signature pages thereof~~party thereto, as amended by that certain First Amendment to Credit Agreement dated as of October 19, 2017, as supplemented by that certain Assignment, Assumption, Joinder and Amendment Agreement dated as of December 21, 2018 and as further amended, modified, restated, supplemented, renewed or extended from time to time, the “Credit Agreement”). Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

Pursuant to Section 5.01(c) of the Credit Agreement, _________________, acting in his capacity as the duly authorized [__________________] of the Borrower and not in his individual capacity, hereby certifies to the Administrative Agent and the Lenders that the information contained in the Compliance Checklist attached hereto is true, accurate and complete as of _____________, 20__ (the “Compliance Date”), and that [no Default is in existence on and as of the date hereof.] [the following covenants and conditions have not been performed or observed and the following is a list of each such Default and/or Event of Default and its nature and status and the actions proposed by the Borrower to remedy such Default and/or Event of Default:]

Dated as of _________________.

HMS INCOME FUND, INC., a Maryland corporation

By:    _______________________________
Name: _______________________________
Title:    _______________________________

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Compliance Checklist

[To Be Provided By the Borrower In Form and
Content Satisfactory to Administrative Agent]

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EXHIBIT 10.1

EXHIBIT I

JOINDER AND REAFFIRMATION AGREEMENT

THIS JOINDER AND REAFFIRMATION AGREEMENT (the “Agreement”), dated as of ____________ __, 20__, is by and among [______________] (the “New Guarantor”), HMS INCOME FUND, INC., a Maryland corporation (the “Borrower”), HMS EQUITY HOLDING, LLC, a Delaware limited liability company (“Holding”), HMS EQUITY HOLDING II, INC., a Delaware corporation, ~~[[ ] and [ ]~~ HMS CALIFORNIA HOLDINGS GP LLC, a Delaware limited liability company, HMS CALIFORNIA HOLDINGS LP, a Delaware limited partnership (collectively, the “Existing Guarantors”),~~]~~ and TIAA, FSB, as successor in interest to certain assets of Everbank Commercial Finance, Inc., as Administrative Agent (the “Administrative Agent”).

The Borrower, the Existing Guarantors, the Lenders and the Administrative Agent have entered into that certain ~~Amended and Restated~~ Senior Secured Revolving Credit Agreement dated as of March 11, 2014 (as ~~amended and restated on March 6, 2017, and as~~supplemented by that certain Joinder and Reaffirmation Agreement dated as of April 15, 2014, executed by Holding for the benefit of Administrative Agent on behalf of the Lenders, as amended by that certain First Amendment to Loan Documents dated as of May 30, 2014, that certain Second Amendment to Credit Agreement dated as of September 22, 2014, that certain Third Amendment to Credit Agreement dated as of May 13, 2015, and that certain Fourth Amendment to Credit Agreement dated as of May 29, 2015, as supplemented by that certain Assignment, Assumption, Joinder and Amendment Agreement dated as of March 6, 2017, and as amended and restated by that certain Amended and Restated Senior Secured Revolving Credit Agreement dated as of March 6, 2017, by and among Borrower, the Guarantors party thereto, Administrative Agent and the Lenders party thereto, as amended by that certain First Amendment to Credit Agreement dated as of October 19, 2017, as supplemented by that certain Assignment, Assumption, Joinder and Amendment Agreement dated as of December 21, 2018 and as further amended, modified, restated, supplemented, ~~or otherwise modified and in effect on the date hereof~~renewed or extended from time to time, the “Credit Agreement”). All of the defined terms in the Credit Agreement are incorporated herein by reference.

The Borrower, the Existing Guarantors and the New Guarantor have requested that the New Guarantor become a Guarantor under the Credit Agreement, a Grantor under the Security Agreement and a Pledgor under the Pledge Agreement in accordance with Section 5.28 of the Credit Agreement.

Accordingly, the Borrower, Existing Guarantors, New Guarantor and Administrative Agent hereby agree as follows:

1.    The Borrower, the Existing Guarantors and the New Guarantor hereby acknowledge, agree and confirm that, by their execution of this Joinder Agreement, the New Guarantor will be deemed to be a party to the Credit Agreement, and a “Guarantor” for all purposes of the Credit Agreement, the Notes and the other Loan Documents, and shall have all of the obligations of a Guarantor thereunder, as if it had executed the Credit Agreement and the other Loan Documents. The Borrower, the Existing Guarantors and the New Guarantor hereby further acknowledge, agree and confirm that, by their execution of this Joinder Agreement, the New Guarantor will be deemed to be, effective as of the date hereof, (a) a party to the Security Agreement and a “Grantor” for all purposes of the Security Agreement and shall have all of the obligations of a Grantor thereunder as if it had executed the Security Agreement, and (b) a party to the Pledge Agreement and a “Pledgor” for all purposes of the Pledge Agreement and shall have all of the obligations of a Pledgor thereunder as if it had executed the Pledge Agreement. The New Guarantor assumes and agrees to be bound by and comply with, all of the terms, provisions and conditions contained in the Credit Agreement, the

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Security Agreement, the Pledge Agreement and the other Loan Documents applicable to the Guarantors and all duties and obligations of a Guarantor thereunder, as fully and completely as all other Guarantors thereunder, jointly and severally, individually and collectively, with all other Guarantors, including without limitation (i) all of the representations, warranties, covenants, undertakings and obligations set forth in the Credit Agreement, the Security Agreement, the Pledge Agreement and the other Loan Documents (each of which, as to the New Guarantor, shall be deemed made on the date hereof), and (ii) all waivers set forth in the Credit Agreement, the Security Agreement, the Pledge Agreement and the other Loan Documents.

2.    The New Guarantor has received a copy of the Credit Agreement, the Security Agreement, the Pledge Agreement and the other Loan Documents (as well as all schedules and exhibits to each). The information on the exhibits and schedules to the Credit Agreement, the Security Agreement, the Pledge Agreement and the other Loan Documents, as applicable, are amended to provide the information shown on the attached Schedule A. In furtherance and not in limitation of the terms of the Security Agreement and the Pledge Agreement, the New Guarantor acknowledges its present grant of a first priority security interest in all of its Collateral (as defined in the Security Agreement) and Collateral (as defined in the Pledge Agreement) to the Administrative Agent, for the benefit of the Secured Parties (as described in the Security Agreement). In furtherance and not in limitation thereof, the New Guarantor hereby, as security for the payment of the Notes, the Guaranty and all Obligations whatsoever of the Borrower and each Guarantor, hereby grants to the Administrative Agent, for the benefit of the Secured Parties (as defined in the Security Agreement) a continuing, general lien upon and security interest in and to the following described property, wherever located, whether now existing or hereafter acquired or arising, namely: (a) (i) all Accounts (as defined in the Security Agreement), General Intangibles (as defined in the Security Agreement), Documents (as defined in the Security Agreement), Chattel Paper (as defined in the Security Agreement) and Instruments (as defined in the Security Agreement) now existing or hereafter arising of the New Guarantor; (ii) all guarantees of the New Guarantor’s existing and future Accounts (as defined in the Security Agreement), General Intangibles (as defined in the Security Agreement), Chattel Paper (as defined in the Security Agreement) and Instruments (as defined in the Security Agreement) and all other security held by the New Guarantor for the payment and satisfaction thereof; (iii) all Inventory (as defined in the Security Agreement) now owned or hereafter acquired by the New Guarantor; (iv) all Equipment (as defined in the Security Agreement) now owned or hereafter acquired of the New Guarantor; (v) all Intercompany Claims (as defined in the Security Agreement) now existing or hereafter arising; (vi) any and all now owned or hereafter acquired or arising Deposit Accounts (as defined in the Security Agreement), Investment Property (as defined in the Security Agreement), Letter of Credit Rights (as defined in the Security Agreement), Goods (as that term is defined in the UCC) and Supporting Obligations (as defined in the Security Agreement); (vii) all books and records of the New Guarantor (including, without limitation, computer records, tapes, discs and programs and all other media, written, electric, magnetic or otherwise, containing such records) which relate to the New Guarantor’s Inventory (as defined in the Security Agreement), Equipment (as defined in the Security Agreement), Accounts (as defined in the Security Agreement), Deposit Accounts (as defined in the Security Agreement), Investment Property (as defined in the Security Agreement), Letter of Credit Rights (as defined in the Security Agreement), Goods (as defined in the Security Agreement), Supporting Obligations (as defined in the Security Agreement), General Intangibles (as defined in the Security Agreement), Chattel Paper (as defined in the Security Agreement) and Instruments (as defined in the Security Agreement) or guarantees thereof; (viii) all insurance on all of the foregoing and the proceeds of that insurance; and (ix) all cash and noncash proceeds and products of all of the foregoing and the proceeds and products of other proceeds and products; and (b) all of such New Guarantor’s membership interests, limited partnership interests, common stock and other equity interests in the “Pledged Entities” (the entities described on the attached update to Schedule I of the Pledge Agreement) and all securities instruments or other rights convertible into or exercisable for the foregoing (the “Equity Interests”), together with all proceeds, profits, interests, capital accounts, accounts, contract rights, general intangibles, deposits, funds, dividends, distributions, rights to dividends, rights to distributions, including both distributions of money and of property, and other rights, claims and interests relating to or arising out of such New Guarantor’s Equity Interests in the Pledged Entities,

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together with any and all replacements or substitutions for or proceeds of all of the foregoing (collectively, the “Pledge Collateral”); provided that, notwithstanding anything herein to the contrary, the Pledge Collateral shall not include, and the security interest herein shall not attach to, (i) any outstanding Equity Interests of a Foreign Subsidiary, held individually by the New Guarantor or in the aggregate with all other Pledgors in excess of 65% of the voting power of all classes of Equity Interests of such Foreign Subsidiary entitled to vote or (ii) any property rights in Equity Interests (other than Equity Interests issued by any Subsidiary), or any Operating Documents of any issuer of such Equity Interests to which New Guarantor is a party, or any of its rights or interests thereunder, if the grant of such security interest shall constitute or result in (A) the abandonment, invalidation or unenforceability of any right, title or interest of the New Guarantor therein or (B) a breach or termination pursuant to the terms of, or a default under, any such property rights or Operating Documents (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provisions) of any relevant jurisdiction or any other Applicable Law (including the Bankruptcy Code) or principles of equity). Further, New Guarantor hereby delivers to the Administrative Agent (or to the Collateral Custodian as its agent and bailee), on behalf of the Secured Parties, including itself, herewith all certificates, instruments and documents, if any, representing the Equity Interests in the Pledged Entities to be held by the Administrative Agent as Collateral, together with a transfer power in blank duly executed by Pledgor, as well as any other deliverables required by Section 5.28 of the Credit Agreement.

3.    The New Guarantor hereby waives presentment, demand, protest, acceptance, notice of demand, protest and nonpayment and any other notice required by law relative to the Credit Agreement, the Obligations, the Notes and the other Loan Documents.

4.    This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

5.    Except as set forth expressly herein, all terms of the Credit Agreement, the Security Agreement, the Pledge Agreement and the other Loan Documents, shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower and Guarantors to the Administrative Agent and Lenders. To the extent any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Joinder Agreement, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Credit Agreement as modified and amended hereby. In any event, this Joinder Agreement and the documents executed in connection therewith shall not, individually or collectively, constitute a novation.

6.    To induce the Administrative Agent and Lenders to enter into this Joinder Agreement, the Borrower, the Existing Guarantors and the New Guarantor hereby (a) restate and renew each and every representation and warranty heretofore made by them under, or in connection with the execution and delivery of, the Credit Agreement, the Security Agreement, the Pledge Agreement and the other Loan Documents; (b) restate, ratify and reaffirm each and every term and condition set forth in the Credit Agreement, the Security Agreement and in the Loan Documents, effective as of the date hereof; (c) acknowledge and agree that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of Borrower or any Existing Guarantor as against the Administrative Agent or any Lender with respect to the payment or performance of its Obligations; and (d) certifies that no Default or Event of Default exists.

7.    This Joinder Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

8.    The Borrower, the Existing Guarantors and the New Guarantor agree to pay upon request the actual costs and expenses of the Administrative Agent and Lenders reasonably incurred in connection

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with the preparation, execution, delivery and enforcement of this Joinder Agreement and all other Loan Documents executed in connection herewith, the closing hereof, and any other transactions contemplated hereby, including the reasonable fees and out-of-pocket expenses of Administrative Agent’s legal counsel.

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IN WITNESS WHEREOF, The Borrower, the Existing Guarantors and the New Guarantor have caused this Joinder Agreement to be duly executed by its authorized officers for the benefit of the Administrative Agent and the Lenders as of the day and year first above written.

NEW GUARANTOR:

[_______________________]

By: ______________________________
Name: ___________________________
Title:_____________________________

BORROWER:

HMS INCOME FUND, INC.,
a Maryland corporation

By:_______________________________
Name: ____________________________
Title:______________________________

EXISTING GUARANTORS:

HMS EQUITY HOLDING, LLC, a Delaware
limited liability company

By: HMS INCOME FUND, INC.,
Its Managing Member

By: ______________________________
Name: ___________________________
Title:_____________________________

HMS EQUITY HOLDING II, INC., a Delaware
corporation

By: ______________________________
Name: ___________________________
Title:_____________________________

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~~EVERBANK COMMERCIAL FINANCE, INC.,~~
TIAA, FSB,
as Administrative Agent and as a Lender

By: __________________________________
Name: _______________________________
Title:_________________________________

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•	Schedule A to Joinder Agreement

[Provide Information here to update Schedules and Exhibits
to Credit Agreement, Security Agreement, Pledge Agreement and other Loan Documents]

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EXHIBIT 10.1

EXHIBIT J

FORM OF SECURITY AGREEMENT

[To be attached]

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EXHIBIT 10.1

EXHIBIT K

FORM OF PLEDGE AGREEMENT

[To be attached]

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EXHIBIT 10.1

EXHIBIT L

ASSIGNMENT AND ASSUMPTION
This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.
For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any guarantees and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.
1.    Assignor:        ______________________________
2.    Assignee:        ______________________________
[and is an Affiliate /Approved Fund of [identify Lender]]
3.    Borrower:        HMS INCOME FUND, INC., a Maryland corporation
4.    Administrative Agent:    TIAA, FSB, as successor in interest to certain assets of EVERBANK COMMERCIAL FINANCE INC., as the administrative agent under the Credit Agreement
5.    Credit Agreement:    The ~~Amended and Restated~~ Senior Secured Revolving Credit Agreement dated as of March 11, 2014 (as ~~amended and restated March 6, 2017), among HMS Income Fund, Inc.,~~supplemented by that certain Joinder and Reaffirmation Agreement dated as of April 15, 2014, executed by HMS Equity Holding, LLC~~, HMS Equity~~ (“Holding ~~II, Inc., Everbank Commercial Finance, Inc., as a Lender and as~~”) for the benefit of Administrative Agent~~, and the Lenders listed on the signature pages thereof.~~ on behalf of the Lenders, as amended by that certain First Amendment to Loan Documents dated as of May 30, 2014, that certain Second Amendment to Credit Agreement dated as of September 22, 2014, that certain Third Amendment to Credit Agreement dated as of May 13, 2015, and that certain Fourth Amendment to Credit Agreement dated as of May 29, 2015, as supplemented by that certain Assignment, Assumption, Joinder and Amendment Agreement dated as of March 6, 2017, and as amended and restated by that certain

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Amended and Restated Senior Secured Revolving Credit Agreement dated as of March 6, 2017, by and among Borrower, the Guarantors party thereto, Administrative Agent and the Lenders party thereto, as amended by that certain First Amendment to Credit Agreement dated as of October 19, 2017, as supplemented by that certain Assignment, Assumption, Joinder and Amendment Agreement dated as of December 21, 2018 and as further amended, modified, restated, supplemented, renewed or extended from time to time).

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6.    Assigned Interest:

Revolver Commitment	Aggregate Amount of Commitment/Loans for all Lenders[3]	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/Loans
	$	$	%

[7.    Trade Date:        ______________]
[Remainder of the page intentionally left blank]

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Effective Date: _____________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]
By:______________________________
Title:
ASSIGNEE
[NAME OF ASSIGNEE]
By:______________________________
Title:

[Consented to and] Accepted:
~~EVERBANK COMMERCIAL FINANCE, INC.~~TIAA, FSB, as
Administrative Agent
By_________________________________
Title:
[Consented to:]
HMS INCOME FUND, INC., a Maryland corporation
By________________________________
Title:

HMS EQUITY HOLDING, LLC, a Delaware limited
liability company

By: HMS INCOME FUND, INC., its Managing Member

By________________________________
Title:

HMS EQUITY HOLDING II, INC., a
Delaware corporation

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By________________________________
Title:

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ANNEX 1 to Assignment and Assumption

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION
1.    Representations and Warranties.
1.1    Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.
1.2.    Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations that by the terms of the Loan Documents are required to be performed by it as a Lender.
2.    Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to, on or after the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.
3.    General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective

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as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

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EXHIBIT 10.1

EXHIBIT M-1

FORM OF
U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the ~~Amended and Restated~~ Senior Secured Revolving Credit Agreement dated as of March 11, 2014 (as ~~amended and restated on~~supplemented by that certain Joinder and Reaffirmation Agreement dated as of April 15, 2014, executed by HMS Equity Holding, LLC (“Holding”) for the benefit of Administrative Agent on behalf of the Lenders, as amended by that certain First Amendment to Loan Documents dated as of May 30, 2014, that certain Second Amendment to Credit Agreement dated as of September 22, 2014, that certain Third Amendment to Credit Agreement dated as of May 13, 2015, and that certain Fourth Amendment to Credit Agreement dated as of May 29, 2015, as supplemented by that certain Assignment, Assumption, Joinder and Amendment Agreement dated as of March 6, 2017, and as ~~further amended, restated, supplemented, or otherwise modified and in effect on the date hereof, the “~~amended and restated by that certain Amended and Restated Senior Secured Revolving Credit Agreement~~”),~~ dated as of March 6, 2017, by and among HMS Income Fund, Inc.~~, a Maryland corporation, as Borrower~~ (“Borrower”), ~~HMS EQUITY HOLDING, LLC, Delaware limited liability company, HMS EQUITY HOLDING II, INC., a Delaware corporation,~~the Guarantors party thereto, TIAA, FSB, as successor in interest to certain assets of Everbank Commercial Finance, Inc., as Administrative Agent (“Administrative Agent”)~~,~~ and ~~each lender~~the Lenders party thereto, as amended by that certain First Amendment to Credit Agreement dated as of October 19, 2017, as supplemented by that certain Assignment, Assumption, Joinder and Amendment Agreement dated as of December 21, 2018 and as further amended, modified, restated, supplemented, renewed or extended from time to time ~~party thereto~~, the “Credit Agreement”).

Pursuant to the provisions of Section 2.12(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

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EXHIBIT 10.1

By: _______________________________________________
Name:
Title:

Date: __________________, 20[ ]

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EXHIBIT 10.1

EXHIBIT M-2

FORM OF
U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the ~~Amended and Restated~~ Senior Secured Revolving Credit Agreement dated as of March 11, 2014 (as ~~amended and restated on~~supplemented by that certain Joinder and Reaffirmation Agreement dated as of April 15, 2014, executed by HMS Equity Holding, LLC (“Holding”) for the benefit of Administrative Agent on behalf of the Lenders, as amended by that certain First Amendment to Loan Documents dated as of May 30, 2014, that certain Second Amendment to Credit Agreement dated as of September 22, 2014, that certain Third Amendment to Credit Agreement dated as of May 13, 2015, and that certain Fourth Amendment to Credit Agreement dated as of May 29, 2015, as supplemented by that certain Assignment, Assumption, Joinder and Amendment Agreement dated as of March 6, 2017, and as ~~further amended, restated, supplemented, or otherwise modified and in effect on the date hereof, the “~~amended and restated by that certain Amended and Restated Senior Secured Revolving Credit Agreement~~”),~~ dated as of March 6, 2017, by and among HMS Income Fund, Inc.~~, a Maryland corporation, as Borrower~~ (“Borrower”), ~~HMS EQUITY HOLDING, LLC, Delaware limited liability company, HMS EQUITY HOLDING II, INC., a Delaware corporation,~~the Guarantors party thereto, TIAA, FSB, as successor in interest to certain assets of Everbank Commercial Finance, Inc., as Administrative Agent (“Administrative Agent”)~~,~~ and ~~each lender~~the Lenders party thereto, as amended by that certain First Amendment to Credit Agreement dated as of October 19, 2017, as supplemented by that certain Assignment, Assumption, Joinder and Amendment Agreement dated as of December 21, 2018 and as further amended, modified, restated, supplemented, renewed or extended from time to time ~~party thereto~~, the “Credit Agreement”).

Pursuant to the provisions of Section 2.12(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By: _______________________________________________

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EXHIBIT 10.1

Name:
Title:

Date: __________________, 20[ ]

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EXHIBIT 10.1

EXHIBIT M-3

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the ~~Amended and Restated~~ Senior Secured Revolving Credit Agreement dated as of March 11, 2014 (as ~~amended and restated on~~supplemented by that certain Joinder and Reaffirmation Agreement dated as of April 15, 2014, executed by HMS Equity Holding, LLC (“Holding”) for the benefit of Administrative Agent on behalf of the Lenders, as amended by that certain First Amendment to Loan Documents dated as of May 30, 2014, that certain Second Amendment to Credit Agreement dated as of September 22, 2014, that certain Third Amendment to Credit Agreement dated as of May 13, 2015, and that certain Fourth Amendment to Credit Agreement dated as of May 29, 2015, as supplemented by that certain Assignment, Assumption, Joinder and Amendment Agreement dated as of March 6, 2017, and as ~~further amended, restated, supplemented, or otherwise modified and in effect on the date hereof, the “~~amended and restated by that certain Amended and Restated Senior Secured Revolving Credit Agreement~~”),~~ dated as of March 6, 2017, by and among HMS Income Fund, Inc.~~, a Maryland corporation, as Borrower~~ (“Borrower”), ~~HMS EQUITY HOLDING, LLC, Delaware limited liability company, HMS EQUITY HOLDING II, INC., a Delaware corporation,~~the Guarantors party thereto, TIAA, FSB, as successor in interest to certain assets of Everbank Commercial Finance, Inc., as Administrative Agent (“Administrative Agent”)~~,~~ and ~~each lender~~the Lenders party thereto, as amended by that certain First Amendment to Credit Agreement dated as of October 19, 2017, as supplemented by that certain Assignment, Assumption, Joinder and Amendment Agreement dated as of December 21, 2018 and as further amended, modified, restated, supplemented, renewed or extended from time to time ~~party thereto~~, the “Credit Agreement”).

Pursuant to the provisions of Section 2.12(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-81MY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN-E or (ii) an IRS Form W-81MY accompanied by an IRS Form W-8BEN-E from each of such partner's/member's beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Exhibits to Credit Agreement- Exhibit “M-3002
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EXHIBIT 10.1

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By: _______________________________________________
Name:
Title:

Date: __________________, 20[ ]

Exhibits to Credit Agreement- Exhibit “M-3002
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EXHIBIT 10.1

EXHIBIT M-4
FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships
For U.S. Federal Income Tax Purposes)

Reference is hereby made to the ~~Amended and Restated~~ Senior Secured Revolving Credit Agreement dated as of March 11, 2014 (as ~~amended and restated on~~supplemented by that certain Joinder and Reaffirmation Agreement dated as of April 15, 2014, executed by HMS Equity Holding, LLC (“Holding”) for the benefit of Administrative Agent on behalf of the Lenders, as amended by that certain First Amendment to Loan Documents dated as of May 30, 2014, that certain Second Amendment to Credit Agreement dated as of September 22, 2014, that certain Third Amendment to Credit Agreement dated as of May 13, 2015, and that certain Fourth Amendment to Credit Agreement dated as of May 29, 2015, as supplemented by that certain Assignment, Assumption, Joinder and Amendment Agreement dated as of March 6, 2017, and as ~~further amended, restated, supplemented, or otherwise modified and in effect on the date hereof, the “~~amended and restated by that certain Amended and Restated Senior Secured Revolving Credit Agreement~~”),~~ dated as of March 6, 2017, by and among HMS Income Fund, Inc.~~, a Maryland corporation, as Borrower~~ (“Borrower”), ~~HMS EQUITY HOLDING, LLC, Delaware limited liability company, HMS EQUITY HOLDING II, INC., a Delaware corporation,~~the Guarantors party thereto, TIAA, FSB, as successor in interest to certain assets of Everbank Commercial Finance, Inc., as Administrative Agent (“Administrative Agent”)~~,~~ and ~~each lender~~the Lenders party thereto, as amended by that certain First Amendment to Credit Agreement dated as of October 19, 2017, as supplemented by that certain Assignment, Assumption, Joinder and Amendment Agreement dated as of December 21, 2018 and as further amended, modified, restated, supplemented, renewed or extended from time to time ~~party thereto~~, the “Credit Agreement”).

Pursuant to the provisions of Section 2.12(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-81MY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN-E or (ii) an IRS Form W-81MY accompanied by an IRS Form W-8BEN-E from each of such partner's/member's beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the

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EXHIBIT 10.1

Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By: _______________________________________________
Name:
Title:

Date: __________, 20[ ]

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Summary report: Litera® Change-Pro for Word 10.2.0.10 Document comparison done on 3/4/2020 8:36:38 AM
Style name: Default Style
Intelligent Table Comparison: Active
Original DMS: iw://imanage.blankrome.com/BRMATTERS/122598522/1
Modified DMS: iw://imanage.blankrome.com/BRMATTERS/122598522/9
Changes:
Add	520
~~Delete~~	465
~~Move From~~	5
Move To	5
Table Insert	4
~~Table Delete~~	0
Table moves to	0
~~Table moves from~~	0
Embedded Graphics (Visio, ChemDraw, Images etc.)	0
Embedded Excel	0
Format changes	0
Total Changes:	999